Securities Act Registration No. 333-142494
Investment Act Registration No. 811-04473

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 5	[X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]

Amendment No. 74	[X]

AMERITAS VARIABLE SEPARATE ACCOUNT V
Registrant

AMERITAS LIFE INSURANCE CORP.
Depositor
5900 O Street
Lincoln, Nebraska 68510
402-467-1122

ANN D. DIERS
Vice President, Associate General Counsel
Ameritas Life Insurance Corp.
5900 O Street
Lincoln, Nebraska 68510
402-467-1122

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2021 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS: May 1, 2021
Overture Ovation!
Individual Flexible Premium
Variable Universal Life Insurance Policy	Ameritas Variable Separate Account V

This Policy is no longer available for sale effective December 31, 2008.

The features, benefits, and risks are applicable to existing Policy Owners.

This prospectus describes the Policy, especially its Separate Account. The Policy is designed to help you, the Policy Owner, provide life insurance protection while having flexibility, within limits, as to the amount and timing of premium payments, the amount of the death benefit, and how you invest your Policy value. The value of your Policy will increase or decrease based on the investment performance of the investment options you choose. The amount of the death benefit can also vary as a result of investment performance.

You may allocate all or part of your Policy value among a variety of variable investment options where you have the investment risk, including possible loss of principal. (They are listed in APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY ("APPENDIX A") section of this prospectus.)

You may also allocate all or part of your investment to a Fixed Account fixed interest rate option where we have the investment risk and guarantee a certain return on your investment. The Fixed Account is part of our General Account and is subject to the claims paying ability of the Company.

Ameritas and its subsidiaries continuously monitor their various businesses, internal and external operations, the financial services industry as a whole, and the effects of various external events on our businesses. In response to the current COVID-19 pandemic, we have taken additional steps to continuously provide services to our Policy Owners. We continuously monitor the life insurance company's investments, and are keeping abreast of developing strategies, in order to ensure that we maintain our financial strength during this unprecedented time of general uncertainty due to the pandemic.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your policy will no longer be sent by mail, unless you specifically request paper copies of the reports from Ameritas Life Insurance Corp. ("Ameritas Life"). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by:

1.	Calling our Customer Service Center at 800-745-1112, option 1, or

2.	Visiting ameritas.com/sign-in and following these instructions:
•	For individuals: select Personal Accounts, click Customer Sign In under Life, Annuities & Disability. Sign in and select Go Paperless from the banner option on the main page. Follow the prompt to confirm your selection.
•	For trust accounts: select Personal Accounts, click Trustee Sign In under Life, Annuities & Disability.

For employers/third party administrators: select Business Accounts, click Employers/Third Party Administrators Sign In under Life, Annuities & Disability.

Sign in and click on your variable policy number. Open the Electronic Consent tab and click Accept to receive account information electronically.

•	First time users click Register or Register now and follow the registration prompts. You will need your Policy number and Social Security Number or tax identification number and date of birth. If the Policy is Trust owned or non-natural person owned, you will need to obtain a registration key from our customer service center in order to register. To obtain, call 800-745-1112, option 1.

You may elect to receive all future reports in paper free of charge. You can inform the Registrant that you wish to continue receiving paper copies of your shareholder reports by calling our Service Center at 800-745-1112. Your election to receive reports in paper will apply to all portfolio companies available under your Policy.

Please Read this Prospectus Carefully and Keep It for Future Reference.

It provides information you should consider before investing in a Policy.

Prospectuses for the portfolios underlying the Subaccount variable investment options are available without charge from your sales representative or from our Service Center.

Policy guarantees, which are obligations of the General Account, are subject to the claims paying ability of the Company.

The Securities and Exchange Commission ("SEC") does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the

SEC's staff and is available at Investor.gov.

Overture Ovation!	1

This prospectus may only be used to offer the Policy where the Policy may lawfully be sold.

The Policy, and certain features described in this prospectus, may not be available in all states.

No one is authorized to give information or make any representation about the Policy that is not in this prospectus. If anyone does so, you should not rely upon it as being accurate or adequate.

NOT FDIC INSURED ■ MAY LOSE VALUE ■ NO BANK GUARANTEE
Ameritas Life Insurance Corp. (We, Us, Our, Ameritas Life, Depositor)
Service Center, P.O. Box 81889, Lincoln, Nebraska 68501 800-745-1112 ameritas.com
Overture Ovation!	2

TABLE OF CONTENTS

Contacting Us. To have questions answered or to send additional premiums, contact your sales representative or write or call us at:

Ameritas Life Insurance Corp.,

Service Center

P.O. Box 81889

Lincoln, Nebraska 68501

OR

5900 O Street

Lincoln, Nebraska 68510

Telephone: 800-745-1112

Fax: 402-467-7335

Interfund Transfer Request Fax:

402-467-7923

ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Remember, the correct form of Written Notice "in good order" is important for us to accurately process your Policy elections and changes. Many service forms can be found when you access your account through our website. Or, call us at our toll-free number and we will send you the form you need and tell you the information we require.

Facsimile Written Notice. To provide you with timely service, we accept some Written Notices by facsimiles. However, by not requiring your original signature, there is a greater risk unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge. We are entitled to act upon facsimile signatures that reasonably appear to us to be genuine.

Make checks payable to:

"Ameritas Life Insurance Corp."

Ameritas® and the bison design are registered service marks of Ameritas Life Insurance Corp.

DEFINED TERMS	4
KEY INFORMATION	5
OVERVIEW OF THE POLICY	6
PURPOSE OF THE POLICY	6
PREMIUMS	6
POLICY FEATURES	6
FEE TABLE	7
PORTFOLIO COMPANY OPERATING EXPENSES	9
PRINCIPAL RISKS OF INVESTING IN THE POLICY	9
THE COMPANY	11
THE SEPARATE ACCOUNT	12
SEPARATE ACCOUNT	12
PORTFOLIO COMPANIES	12
VOTING RIGHTS	12
THE FIXED ACCOUNT FIXED INTEREST RATE OPTION	13
CHARGES	13
TRANSACTION FEES	13
PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO COMPANY CHARGES	15
GENERAL DESCRIPTION OF THE POLICY	15
THE PARTIES	15
STATE VARIATIONS	16
ALLOCATING PREMIUM	16
TELEPHONE TRANSACTIONS	16
TRANSFERS	17
THIRD-PARTY SERVICES	18
SYSTEMATIC TRANSFER PROGRAMS	18
ASSET ALLOCATION PROGRAM	19
GENERAL ACCOUNT	20
POLICY OR REGISTRANT CHANGES	20
DISRUPTIVE TRADING PROCEDURES	21
PREMIUMS	21
PREMIUM REQUIREMENTS	22
POLICY VALUE	22
POLICY CHANGES	23
"FREE LOOK" RIGHTS	23
OPTIONAL FEATURES	23
STANDARD DEATH BENEFITS	23
DEATH BENEFIT	23
NO MATURITY DATE	25
PAYMENT OF POLICY PROCEEDS	25
MISSTATEMENT OF AGE OR SEX	26
SUICIDE	26
INCONTESTABILITY	26
UNCLAIMED DEATH BENEFIT PROCEEDS	26
OTHER BENEFITS UNDER THE POLICY	26
SURRENDERS AND WITHDRAWALS	29
FULL SURRENDER	29
PARTIAL WITHDRAWAL	29
DELAY OF PAYMENTS OR TRANSFERS	29
LOANS	29
LAPSE AND REINSTATEMENT	30
LAPSE AND GRACE PERIOD	30
REINSTATEMENT	31
TAXES	31
LEGAL PROCEEDINGS	33
FINANCIAL STATEMENTS	33
DISTRIBUTION OF THE POLICY	33
APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY	34
APPENDIX B: STATE SPECIFIC POLICY SPECIFICATIONS	37
ILLUSTRATIONS	38
STATEMENT OF ADDITIONAL INFORMATION REGISTRATION STATEMENT	38
REPORTS TO YOU	38
FINRA PUBLIC DISCLOSURE PROGRAM	38

Overture Ovation!	3

DEFINED TERMS

Accumulation Units are an accounting unit of measure used to calculate the Policy value allocated to Subaccounts of the Separate Account. It is similar to a share of a mutual fund. The Policy describes how Accumulation Units are calculated.

Beneficiary is the person(s) to whom the Death Benefit proceeds are payable upon the death of the Insured. The Beneficiary is designated by the Owner in the application. If changed, the Beneficiary is as shown in the latest change filed and recorded with us. If no Beneficiary survives the Insured, the Owner or the Owner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the total Policy value less outstanding loans and loan interest, less any applicable surrender charge, and less any due but unpaid Policy charges.

Fixed Account is an account that credits a fixed rate of interest guaranteed by us and is not affected by the experience of the variable investment options of the Separate Account. The Fixed Account is part of our General Account.

General Account is an account in which the assets of Ameritas Life Insurance Corp. other than those allocated to the Separate Account or any other separate account.

Guaranteed Death Benefit is the initial Specified Amount of insurance guaranteed for the first five Policy Years so long as Minimum Premium is paid, and any other longer period provided by an optional Guaranteed Death Benefit Rider or Lifetime Guaranteed Death Benefit Rider.

Insured means the person upon whose life this Policy is issued. This individual's personal information determines the cost of the life insurance coverage. The Owner also may be the Insured.

Loan Account is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the variable investment options of the Separate Account. The Loan Account is part of our General Account.

Owner (also referred to as Policy Owner), You, Your is you -- the person(s) or legal entity who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy If the Policy has been absolutely assigned, the assignee is the Owner. A collateral assignee is not the Owner.

Policy Date is the effective date for Policy coverage. It is usually, but need not be, the same as the date the Policy is issued.

Policy Year/Month/Anniversary are measured from respective anniversary dates of the Policy Date of your Policy.

Premium

▪	Guaranteed Death Benefit Premium is the amount of premium which, if paid in advance, will keep your Policy in force during any Guaranteed Death Benefit period so long as other Policy provisions are met, even if the Cash Surrender Value is zero or less.
▪	Minimum Premium is the amount of premium, listed on your Policy Specifications Page, which, if paid monthly in advance, will keep your Policy in force for the first five Policy Years, even if the Cash Surrender Value is zero or less.
▪	Planned Periodic Premium is a schedule of equal premiums payable at fixed intervals chosen by you, the Owner. You need not follow this schedule, nor will following it ensure that the Policy will remain in force unless the payments meet the requirements of the Minimum Premium or Guaranteed Death Benefit Premium.

Specified Amount means a dollar amount used to determine the death benefit of your Policy. It is shown on the Policy schedule. You may increase or decrease it as provided in your Policy.

Subaccount is a variable investment option division within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single, underlying, non-publicly traded portfolio issued through a series fund.

Valuation Period is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business on the next succeeding Business Day.

We, Us, Our, Ameritas Life, Depositor – Ameritas Life Insurance Corp.

Written Notice or Request -- Written notice, signed by you, in good order, on a form approved by or acceptable to us, that gives us the information we require and is received at Ameritas Life, Service Center, P.O. Box 82550, Lincoln, NE 68501 (or 5900 "O" Street, Lincoln, NE 68510), fax 1-402-467-7335. Call us if you have questions about what form or information is required. When notice is permitted and sent to us by facsimile, we have the right to implement the request if the copied or facsimile signature appears to be a copy of your genuine original signature.

Overture Ovation!	4

KEY INFORMATION

Important Information You Should Consider About the Policy

	Fees and Expenses			Location in Prospectus
Charges for Early Withdrawals

If you withdraw money from the Policy within 14 years from your initial Policy Date or the date of any increase in Specified Amount, you will be assessed a surrender charge. The maximum surrender charge for the initial Specified Amount is based on the Policy Year of surrender. For any increase in Specified Amount, a surrender charge based on the increase will be imposed in addition to the surrender charges prior to the increase. The maximum surrender charge is 4.8% per $1,000 of Specified Amount. The longest Surrender Charge period is 14 years from Policy issue date or the date of any increase in Specified Amount.

The maximum surrender charge is $48.00 per $1,000 of specified face amount. For example, the maximum surrender charge during the first year after issue (or a Specified Amount increase), assuming an initial face amount (or subsequent specified face amount increase) of $100,000, is $4,800.00.

FEE TABLE CHARGES PRINCIPAL RISKS OF INVESTING IN THE POLICY SURRENDERS AND WITHDRAWALS
The Partial Withdrawal Charge (lesser of % of withdrawal amount or dollar amount) is 2% or $25 (current) or 2% or $50 (maximum).
Transaction Charges

In addition to surrender charges, you may be charged for other transactions (such as when you make a premium payment (Premium Taxes) or transfer Policy value between investment options (Transfer Fee)).

You may be charged a $14 fee for a wire transfer. The fee is deducted from the gross amount of the loan, partial withdrawal, or surrender. This is a charge by us and is not a Policy charge.

FEE TABLE CHARGES
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy, and that such fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the Policy Specifications page of your Policy for rates applicable to your Policy. There is also a monthly administration fee. There is a daily mortality and expense risk fee deducted from the Separate Account. The charge is made against the Separate Account assets, and is equivalent to an effective annual rate charged against the average daily value of the assets in the Separate Account. It varies, as shown in the chart below. Please refer to your Policy Specification Page for rates and the specific fees applicable to your Policy.			FEE TABLE CHARGES
You will also bear expenses associated with the investment options as shown below.
	Annual Fee	Minimum	Maximum
	Before any Waivers and Reductions	0.24% (1)	2.10% (2)

(1)       Fidelity® VIP Government Money Market Portfolio, Initial Class.

(2)       Third Avenue Value Portfolio. These fees are expected to last one year and can be terminated at any time by the portfolio company.

Risks
Risk of Loss	You can lose money by investing in this Policy, including loss of your premiums (principal).			Cover Page PRINCIPAL RISKS OF INVESTING IN THE POLICY
Not a Short-Term Investment	The Policy is designed to provide lifetime insurance protection. It is not a short term investment, and is not appropriate for an investor who needs ready access to cash. The Policy will usually be unsuitable for short-term savings or short-term life insurance needs. This Policy is not a considered short-term investment because of the 14-year surrender charge period and the possibility for a tax penalty at the time of surrender. Because of the long-term nature of the Policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered.			PRINCIPAL RISKS OF INVESTING IN THE POLICY
Risks Associated with Investment Options	An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy. Each investment option (including the Fixed Account) will have its own unique risks. You should review these investment options before making an investment decision. The Fixed Account is subject to the claims paying ability of the Company.			PRINCIPAL RISKS OF INVESTING IN THE POLICY SEPARARATE ACCOUNT PORTFOLIO COMPANIES APPENDIX A
Insurance Company Risks	An investment in the Policy is subject to the risks related to the Company including that any obligations (including under the Fixed Account investment option), guarantees, or benefits are subject to the claims-paying ability of the Company. Additional information about the Company, including its financial strength ratings, is available on its website, https://www.ameritas.com/about/financial-strength, or is available upon request by contacting our Service Center at 800-745-1112.			Cover Page GENERAL DESCRIPTION OF THE POLICY
Policy Lapse	Your Policy will lapse if there are insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest. There is a cost associated with reinstating a lapsed Policy. Death benefits will not be paid if the Policy has lapsed.			PRINCIPAL RISKS OF INVESTING IN THE POLICY LAPSE AND REINSTATEMENT
Overture Ovation!	5

	Restrictions	Location in Prospectus
Investments

Transfers must be at least $250, or the entire Subaccount or Fixed Account if less. The first 15 transfers each Policy Year are free. Thereafter, we charge $10 for each transfer.

In addition to the right of each portfolio company to impose restrictions on excessive trading, we reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interest of other Policy Owners.

Ameritas Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.

CHARGES GENERAL DESCRIPTION OF THE POLICY APPENDIX A
Optional Benefits	Some optional benefits were available to be elected at Policy issue only. Optional benefit riders to the Policy may have separate incontestability provisions. Withdrawals reduce the account value and in some cases the Specified Amount which may reduce some of the benefits available under riders where the rider benefit is based on the Specified Amount of the base Policy, and make it potentially more likely the entire Policy, including the rider, would lapse.	OTHER BENEFITS UNDER THE POLICY
Taxes
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

There is no additional tax benefit if you purchase the Policy through a tax-qualified plan or individual retirement account (IRA).

Unpaid loans, partial withdrawals and surrenders may be subject to ordinary income tax and tax penalties.

TAXES
Conflicts of Interest
Investment Professional Compensation	Your representative may receive compensation for selling this Policy to you, both in the form of commissions (additional cash benefits (e.g., bonuses)), and non-cash compensation. This conflict of interest may influence your representative to recommend this Policy over another investment for which the representative is not compensated or compensated less.	DISTRIBUTION OF THE POLICY
Exchanges	Some representatives may have financial incentive to offer you a new policy in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, the Policy.	PRINCIPAL RISKS OF INVESTING IN THE POLICY PREMIUM

OVERVIEW OF THE POLICY

purpose of the policy

The OVERTURE OVATION! Policy is flexible premium variable universal life insurance. The Policy is designed to provide lifetime insurance coverage on the Insured(s) named in the Policy, as well as maximum flexibility in connection with premium payments and death benefits. The Policy pays death benefit proceeds to the Policy Beneficiary upon the Insured's death or pays a Cash Surrender Value to you if you surrender the Policy. This flexibility allows you to provide for changing insurance needs within the confines of a single insurance Policy. This Policy is no longer available for sale.

Some policy forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states. See Appendix B: STATE SPECIFIC POLICY SPECIFICATIONS ("APPENDIX B").

Premiums

You have flexibility under the Policy. Within certain limits, you can vary the amount and timing of premium payments, change the death benefit, and transfer amounts among the investment options. We reserve the right to limit the amount and frequency of premium payments. We will not accept that portion of a premium payment which affects the tax qualifications of this Policy as described in Section 7702 of the Internal Revenue Code, as amended. This excess amount will be returned to you. Payment of insufficient premiums may result in a lapse of the Policy.

You may allocate all or a part of your premiums among the Separate Account Subaccount variable investment options or the Fixed Account fixed interest rate option. Subaccount variable investment options are in turn invested in corresponding underlying portfolio companies. Fixed Account allocations are invested in our General Account and we guarantee a fixed rate of interest. More information regarding the Fixed Account can be found in section THE FIXED ACCOUNT FIXED INTEREST RATE OPTION. More detail concerning each portfolio company can be found in APPENDIX A.

POLICY FEATURES

Death Benefit

Your Policy value and death benefit will go up or down as a result of the investment experience of your Policy. You may choose from two types of death benefit options. You may change from one death benefit type to another, subject to limitations, and charges may apply. The amount we pay depends on whether you have chosen death benefit Option A or death Benefit Option B:

Overture Ovation!	6

  Option A: The death benefit is the greater of the Policy's Specified Amount or the Policy value multiplied by the corridor percentage on the date of the Insured's death. The amount of this death benefit does not change over time, unless the death benefit is being driven by the corridor percentage or you take any action that changes the Policy's Specified Amount.

  Option B: The Specified Amount plus the Policy value on the date of the Insured's death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including portfolio investment performance, charges and expenses, premium payments and withdrawals) affect your Policy value.

If you meet certain premium requirements, we will guarantee a death benefit for a certain period even if your Policy's Cash Surrender Value falls to zero.

Death benefit proceeds are reduced by any Policy loan balance, unpaid loan interest, and any monthly deductions due but unpaid at death.

Surrenders and Withdrawals

You can surrender the Policy in full at any time for its Cash Surrender Value, or, within limits, withdraw part of the Policy value. Applicable charges are shown in the FEE TABLE.

Loans

You may borrow a limited amount of Policy value. Each loan must be at least $200. Interest accrues on outstanding loan amounts. After the 5th Policy Year, loans at a lower interest rate may be available.

Optional Features

The Policy offers additional insurance coverage and other benefits through optional features. Certain riders have costs associated with them. More detail concerning fees can be found in the FEE TABLE.

FEE table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Specifications Page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, pay a premium, surrender or make withdrawals from the Policy, or transfer cash value between investment options.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted*

MAXIMUM SALES CHARGE IMPOSED ON PREMIUMS (Load)	None	None

PREMIUM TAXES	When each premium is paid.	Calculated as a percentage of each	5%
		Premium payment.*
MAXIMUM DEFERRED SALES CHARGE	Upon a full Surrender during the first 14 Policy	Per $1,000 of Specified Amount of insurance
(Load)	years or in the 14 Policy years following an	coverage) Fee declines each year.
	increase in Specified Amount of insurance.
		Varies (1)
		Policy year 1:
		Maximum	$48.00
		Charge for a Representative Insured (2)	$16.12
OTHER SURRENDER FEES
Partial Withdrawal Charge	Upon each withdrawal.	Lesser of % of withdrawal amount or dollar Amount.	Lesser of 2% or $50

Wire Transfer Fee (per wire)	As requested by Policy Owner		$14 (3)

TRANSFER FEES	First 15 transfers per year;		$0
	Each additional transfer.		$10

*This charge partially offsets state and local taxes. State premium tax rates range from 0.5% to 3.5% of premium paid. See the Percent of Premium Taxes in the CHARGES section for more information.

(1)	Varies in amount and duration by Insured's sex, issue age (or attained age at the time of any increase), risk class, and the amount of time you have had in your Policy. Taxes and penalties may also apply. Ask for a Policy illustration or see your Policy for these charges applicable to you.
(2)	Assumes a male, age 45 at Policy issue and in our best risk class. Fee declines to $1.28 per $1,000 in 14th Year and zero thereafter. This charge may not be representative of the charge that a particular investor will pay.
(3)	This is a charge by us and is not a Policy charge.

Overture Ovation!	7

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, to equal the annualized charges shown, not including Subaccount portfolio company operating fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO COMPANY CHARGES
Charge	When Charge Is Deducted	Amount Deducted*

BASE POLICY CHARGE:
Cost of Insurance *:	Monthly	Rate is per $1,000 of the amount of insurance
		coverage at risk.
		Varies (1)
Minimum Charge and			$0.68
Maximum Charge			$1,000.00
Charge for a Representative Investor(6,7)			$3.32

Annual Maintenance Fee	None	None

Mortality and Expense Risk Fees	Daily	For mortality and expense risk equal to % shown.

		Policy Years 1-15	0.90%
		Policy Years 16+	0.90%

Administrative Expenses		The annual administrative charge is made up of
		three charges.

	Monthly	Per Policy Expense Charge	$108/year

	Monthly, for first 20 Policy Years only.	Administrative Charge Per $1,000 of Specified
		Amount.* (Rate is per $1,000 of initial Specified
		Amount of insurance coverage.) Guaranteed fee
		remains level for 20 Policy Years.
		Varies (2)
		Maximum	$39.12
		Charge for Representative Insured (6)	$2.16

	Monthly, for first 20 Policy Years after	Administrative Charge Per $1,000 of Increase in
	the increase only.	Specified Amount.* (Rate is per $1,000 of increase
		in Specified Amount of insurance coverage.)
		Guaranteed fee remains level for 20 Policy Years
		after the increase.
		Varies (3)
		Maximum	$39.12
		Charge for Representative Insured (6)	$2.64

OPTIONAL BENEFIT CHARGES:
Guaranteed Death Benefit Rider	N/A		$0

Waiver of Monthly Deductions on	Monthly	Rate is a percentage of the total monthly deduction
Disability		not including this rider.
		Varies (1)
		Maximum	53.68%
		Charge for Representative Insured (6,7)	7.94%

Disability Benefit Rider *	Monthly	Rate is per $100 of the annual benefit.
		Varies (4)
		Maximum	$21.44
		Charge for Representative Insured (6,7)	$5.06

Children's Protection Rider *	Monthly	Flat annual rate per rider.	$52/year

Guaranteed Insurability Rider *	Monthly	Rate is per $1,000 of the Rider Benefit.
		Varies (5)
		Maximum	$1.97
		Charge for Representative Insured (8)	$0.93

Term Coverage Rider * (Rate is per $1,000 of	Monthly	Varies (1)
the Rider Benefit.)		Maximum	$1,000.00
		Charge for Representative Insured (6,7)	$4.15

Term Rider for Covered Insured *	Monthly	Rate is per $1,000 of the Rider Benefit.
		Varies (1)
		Maximum	$1,000.00
		Charge for Representative Insured (6,7)	$3.45
Overture Ovation!	8

Terminal Illness Rider	N/A	$0

Asset Protection Rider	Monthly	Calculated as a percentage times the guarantee
balance.
0.60% (9)

Asset Protection Plus Rider	Monthly	Calculated as a percentage times the guarantee
balance.
1.20% (9)

Paid-Up Life Insurance Benefit	When Benefit Elected	Calculated as a percentage times the Policy Value.
3.5%

*Several of the charges vary based on individual characteristics. The cost shown for these charges may not be representative of the charge you will pay. Ask for a Policy illustration or see your Policy for the charge applicable to you.

Periodic Charges Table Footnotes:

(1)	Rate varies by Insured's sex, risk class and attained age.
(2)	Rate varies by Insured's sex, issue age, risk class, and initial Specified Amount.
(3)	Rate varies by Insured's sex, and age and risk class at the time of the increase, and initial Specified Amount. Example charges assume increase occurs after five Policy Years.
(4)	Rate varies by Insured's sex, age and risk class at the time the rider is added to the Policy.
(5)	Rate varies by Insured's sex and issue age at the time the rider is added to the Policy.
(6)	"Charge for Representative Insured" charges assume an Insured who is male, best risk class, age 45 when Policy is issued or rider is added to the Policy, and a current Specified Amount of $250,000. This charge may not be representative of the charge that a particular investor will pay.
(7)	"Charge for Representative Insured" charges assume Policy is in its first Policy Year. This charge may not be representative of the charge that a particular investor will pay.
(8)	"Charge for Representative Insured" charges assume an Insured who is male, age 10 at the time the rider is added to the Policy. This charge may not be representative of the charge that a particular investor will pay.
(9)	"Guarantee Balance" is equal to Policy value on the date the rider is issued, reset, or renewed, plus subsequent net premiums and minus subsequent Policy charges and an adjustment for withdrawals, subject to certain restrictions as described in the Policy Values provision of this prospectus. For more information about the Rider charge, read the Policy Value provision.

We currently do not assess a separate charge against our Separate Account or Fixed Account for any income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any income tax liability, or if tax treatment of our Company changes.

The next table describes interest rates charged on amounts borrowed from the Policy, net of 3.5% annual credited interest rate.

NET INTEREST CHARGED ON LOANS	When Deducted	Guaranteed Maximum	Current
LOAN ACCOUNT (effective annual rates)
Regular Loans	Upon each Policy Anniversary	2.5%	2.0%
Reduced Rate Loans (available only after the 5th Policy Year)		0.5%	0.0%

PORTFOLIO COMPANY OPERATING EXPENSES (as of December 31, 2020)

These fees and expenses are deducted from the assets of the portfolio company's and may vary from year to year. They are not fixed and are not part of the terms of your Policy. The next table shows the minimum and maximum total operating expenses charged by the portfolio companies, before and after any waivers or reductions, that you may pay periodically during the time that you own the Policy. A complete list of portfolio companies available under the Policy, including their annual expenses, may be found at the back of this document.

ANNUAL PORTFOLIO COMPANY EXPENSES Expenses that are deducted from portfolio company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	Minimum	Maximum
Before any Waivers and Reductions	0.24% (1)	2.10% (2)
After any Waivers and Reductions	0.24% (1)	1.30% (2)

(1)	Fidelity® VIP Government Money Market Portfolio, Initial Class.
(2)	Third Avenue Value Portfolio. The fee waiver is expected to last one year and can be terminated at any time by the portfolio company.

principal risks of investing in the policy

Suitability, Investment Risks, and Company Portfolio Risks

The Policy is unsuitable for short-term savings or short-term life insurance needs and is subject to investment risk, including the loss of principal. This Policy is not considered a short-term investment because of the 14-year surrender charge and the possibility for a tax penalty at the time of surrender. Funds allocated to the Fixed Account are subject to the claims paying ability of the Company. You should evaluate the Policy's long-term investment potential and risks before purchasing a Policy. You should purchase a Policy only if you have the financial capability and the intent to keep the Policy in force for a substantial period of time.

Your Account Value (and in some circumstances your death benefit) will fluctuate with changes in interest rates and performance of the underlying portfolios. You assume the risk that your Account Value may decline or not perform to your expectations. Each underlying portfolio has various investment risks and some have greater risks than others.

There is no assurance that any underlying portfolio will meet its objectives. Prospectuses are available at our website, https://www.ameritas.com/investments/fund-prospectuses or by calling 800-745-1112.

Overture Ovation!	9

Surrender

The Policy is designed to provide lifetime insurance protection. Upon a full surrender from your Policy, we deduct a Surrender Charge from the total Policy value. Generally, the Surrender Charge is higher the older you are when the Policy is issued or there is an increase in Specified Amount. The longest Surrender Charge period is 14 years from Policy issue date or the date of any increase in Specified Amount. Depending on the Account Value at the time you are considering Surrender, there may be little or no Cash Surrender Value payable to you. Surrender of a Policy while a loan is outstanding could result in significant tax consequences. Following a full surrender, all your rights in the Policy end, and the Policy may not be reinstated.

Partial Withdrawal Risks

Upon a partial withdrawal from your Policy, we will deduct a Partial Withdrawal Charge. This fee will be deducted from the investment options and in the same allocation as your partial withdrawal allocation instruction; if that is not possible (due to insufficient value in one of the investment options you elect) or you have not given such instructions, we will deduct this fee on a pro-rata basis from balances in all Subaccounts and the Fixed Account. Taxes and tax penalties may apply.

Lapse Risks

If the Cash Surrender Value is not sufficient to pay charges when due, your Policy can terminate, or "lapse." This can happen if you have not paid enough premiums or if the investment options you selected experienced poor performance or because of a combination of both factors. This can happen even if you pay the Planned Periodic Premiums. You will be given a "grace period" within which to make additional premium payments to keep the Policy from lapsing. If your Policy lapses, your insurance coverage will terminate; you may be given the opportunity to reinstate the Policy by making the required premium payments and satisfying certain other conditions.

Since partial withdrawals reduce your Account Value, partial withdrawals increase the risk of lapse. Policy Debt also increases the risk of lapse.

Loan Risks

A Policy loan, whether or not repaid, will affect the Cash Surrender Value of your Policy over time. We will transfer all loan amounts from the Subaccounts and the Fixed Account to a Loan Account. The Loan Account does not participate in the investment experience of the investment options or receive any higher current interest rate credited to the Fixed Account.

The larger a Policy loan becomes relative to the Policy's Cash Surrender Value, the greater the risk that the Policy's Cash Surrender Value will not be sufficient to support the Policy's charges and expenses, including any loan interest due, and the greater the risk of the Policy lapsing. Any loan interest payable on a Policy Anniversary that you do not pay will become part of the outstanding Policy loan principal and will also accrue interest.

Further, the death benefit is reduced by the amount of any outstanding loan and accrued loan interest

Your Policy may lapse if your outstanding loan and accrued loan interest reduce the Cash Surrender Value to zero. There is a tax risk associated with outstanding debt. If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans reduce your Policy’s account value, any remaining account value may be insufficient to pay the income tax due and may cause the need for additional premium to keep your Policy in force.

Limitations on Access

We limit loans to amounts not less than $200 and partial withdrawals to amounts not less than $500, and require you to have not less than $1,000 in remaining Cash Surrender Value or an amount to maintain the Policy in force for the next 12 months following the partial withdrawal and provided your Specified Amount of coverage meets required levels. Loans may only be taken if your Cash Surrender Value, less monthly deductions, is sufficient to keep your Policy in force for the rest of the Policy Year. We may defer making a loan for up to six months unless the loan is to pay premiums to us. We can postpone payments or any transfers out of a Subaccount if the New York Stock Exchange (NYSE) is closed for other than customary weekend and holiday closings; trading on the NYSE is restricted, an emergency exists as determine by the SEC, or the SEC permits delay for the protection of security holders. We may defer payments of a full or partial surrender from the Fixed Account for up to six months from the date we received your Written Notice requesting the surrender.

Transfer Risks

There is a risk that you will not be able to transfer your Account Value from one Investment Option to another because of limits on the dollar amount or frequency of transfers you can make which the portfolio companies impose. We are required to restrict or prohibit transfer by Policy Owners identified as having engaged in transactions that violate fund trading policies. You should read each portfolio company's prospectus for further details. Limitations on transfers out of the Fixed Account are more restrictive than those that apply to transfers out of the Subaccounts.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (See the Disruptive Trading Procedures section) and reserve the right to change, suspend or terminate telephone, facsimile and Internet transaction privileges (See the Transfers section). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain Subaccounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Overture Ovation!	10

Potential for Increased Charges

The actual charges deducted are current charges on your Policy. However, we have the right to increase those charges at any time up to the guaranteed maximum charges as stated in your Policy.

Market Timing Risks

Investments in variable life insurance products can be a prime target for abusive transfer activity because these products value their Subaccounts on a daily basis and allow transfers among Subaccounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Subaccounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a Subaccount can be harmed by frequent transfer activity since such activity may expose the Investment Option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

Tax Risks

We believe the Policy qualifies as a life insurance contract for Federal tax purpose; so that: death benefits for individually owned life insurance generally are not subject to income tax, and you should not be considered in constructive receipt of the Cash Surrender Value, including any increases in Cash Surrender Value, unless and until it is distributed from the Policy. Other federal and state taxes may apply. In general, you will be taxed on the amount of a distribution if it exceeds the investment in the Policy (premiums paid). Any taxable distributions are treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the "Code"), your Policy must comply with certain requirements of the Code. We will monitor your Policy for compliance with these requirements, but a Policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your Policy for the period of disqualification and all subsequent periods. Tax consequences of ownership or receipt of Policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each Owner or Beneficiary. There can also be unfavorable tax consequences on such things as the change of Policy ownership or assignment of ownership interests. Limits on premium payments and Treasury Department rules could also impact whether the Policy will qualify for the benefits extended to life insurance under the Code. There is no certainty that the expected benefits of life insurance, relative to other financial or investment products, will always continue to exist. We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

Buying a Policy might not be advisable if it is just replacing existing life insurance. You may wish to consult with your financial or insurance adviser.

Cybersecurity Risk

We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you. These impacts include, but are not limited to, potential financial losses under your Policy, your inability to conduct transactions under your Policy, our inability to calculate your Policy’s values, and the disclosure of your personal or confidential information. For more information about these cyber security risks, see the SAI.

Restrictions On Financial Transactions

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

Other Matters.

Pandemics and their related major public health issues have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to Ameritas Life. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.

tHE COMPANY

The OVERTURE OVATION! Policy is offered and issued by Ameritas Life Insurance Corp. (the "Depositor"), 5900 "O" Street, Lincoln, Nebraska 68510.

Prior to May 1, 2007, the Policy was offered and issued by Ameritas Variable Life Insurance Company ("AVLIC"). Effective May 1, 2007, AVLIC merged into Ameritas Life, and the Separate Account (formerly named Ameritas Variable Life Insurance Company Separate Account V) was transferred from AVLIC to Ameritas Life. Policies previously issued by AVLIC are now Policies of Ameritas Life, which will service and maintain those Policies in accordance with their terms.

Overture Ovation!	11

THE SEPARATE ACCOUNT

SEPARATE ACCOUNT

The Registrant is Ameritas Variable Separate Account V (the "Registrant"). The Separate Account (Ameritas Variable Separate Account V) is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or Ameritas Life. Under Nebraska law, income, gains, and losses credited to or charged against, the Registrant reflect the Registrant's own investment experience and not the investment experience of the Depositor's other assets. The assets of the Registrant may not be used to pay any liabilities of the Depositor other than those arising from the Policies. The Depositor is obligated to pay all amounts promised to investors under the Policies. Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the variable investment options' underlying portfolios. We do not make any representations about their future performance.

The Separate Account provides you with variable investment options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Policy value of your Policy depends directly on the investment performance of the portfolios that you select.

portfolio companies

The Policy allows you to choose from a wide array of investment options – each chosen for its potential to meet specific investment objectives.

The underlying portfolios in the Separate Account are NOT publicly traded mutual funds and are NOT the same as other publicly traded mutual funds with very similar names. The portfolios are only available as separate account investment options in life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.

Even if the investment options and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.

You may allocate all or a part of your premiums among the Separate Account variable investment options or the Fixed Account fixed interest rate option. Allocations must be in whole percentages and total 100%.

Information regarding each Portfolio Company, including its (i) its name; (ii) it's objective; (iii) investment adviser and any sub-investment advisers; (iv) current expenses; and (v) performance is found in APPENDIX A. Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. You may obtain paper copies of the prospectuses at no cost by calling our Service Center at 800-745-1112 or by sending an email request to ALICTD@ameritas.com. You may also view the prospectuses on our website at https://www.ameritas.com/investments/fund-prospectuses.

The value of your Policy will increase or decrease based on the investment performance of the variable investment options you choose. The investment results of each variable investment option are likely to differ significantly and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which investment options best suit your long-term investment objectives and risk tolerance.

You bear the risk that the variable investment options you select may fail to meet their objectives,

that they could decrease in value, and that you could lose principal.

Each Subaccount's underlying portfolio operates as a separate variable investment option, and the income or losses of one generally has no effect on the investment performance of any other. Restrictions and other material information related to an investment in the variable investment option are contained in the prospectuses for each of the underlying portfolios.

The portfolios are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. There is no assurance the investment objectives will be met. An investment in money market funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share.

VOTING rights

As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts in which you invest. You will receive proxy material, and have access to reports, and other materials relating to each underlying portfolio in which you have voting rights. If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote those shares in the

Overture Ovation!	12

same proportions as we vote the shares for which we have received instructions from other Policy Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we receive instructions from other Policy Owners. It is possible that a small number of Policy owners can determine the outcome of a voting proposal. The underlying portfolios may not hold routine annual shareholder meetings.

the fixed account fixed interest rate option

There is one fixed interest rate option ("Fixed Account"), where we bear the investment risk. We guarantee that you will earn a minimum interest rate that will yield at least 3.5% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that we will not credit more interest than will yield the minimum guaranteed rate per year for the life of the Policy. You may obtain the current declared interest rate for the Fixed Account at no cost by calling 800-745-1112 or by sending an email request to ALICTD@ameritas.com.

All amounts allocated to the Fixed Account become assets of our General Account and are subject to the Company's claims paying ability. You should look solely to the financial strength of the Company for its claims-paying ability. Funds invested in the Fixed Account have not been registered and are not required to be registered under the Securities Act of 1933. The Fixed Account is not required to register as an investment company under the Investment Company Act of 1940 and is not registered as an investment company under the Investment Company Act of 1940. The Fixed Account is subject to generally applicable provisions of the Federal Securities laws regarding accuracy and completeness of disclosures.

We have sole discretion over how assets allocated to the Fixed Account are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this prospectus is to disclose the Separate Account aspects of the Policy. Refer to the Policy for additional details regarding the Fixed Account.

The value of the Fixed Account, along with the value in the Separate Account variable investment options and the Loan Account, constitute the total Policy Value. Unlike value in the Separate Account variable investment options, there are no Mortality and Expense Risk Fees deducted from the Fixed Account. Transfers and Systematic Transfer Programs may be limited to the terms defined in the TRANSFERS and SYSTEMATIC TRANSFER PROGRAMS sections under the GENERAL DESCRIPTION OF THE POLICY. Decreases in the Fixed Account value, because they affect Policy value, could result in reductions in the amount of benefit, or lead to lapse of the Policy and riders. Additional information regarding how the value of the Fixed Account is calculated may be found in the POLICY VALUE section under PREMIUMS.

CHARGES

The following repeats and adds to information provided in the FEE TABLE section where the amount of each charge is shown. Please review both prospectus sections, and the Policy, for information on charges. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply. Certain charges expressly permit you to designate the investment options from which the charge is to be deducted. If there are insufficient funds in such a designated investment option, and for all other charges deducted from total Policy value, charges are deducted pro-rata from your selected Subaccount and Fixed Account investment options. Any current charge that is less than the applicable maximum may be increased subject to the guaranteed maximum charge.

TRANSACTION FEES

Premium Taxes

We currently charge a percentage of each Policy premium payment we receive as a Premium Taxes. State premium tax rates range from 0.5% to 3.5% of premium paid. This charge partially offsets premium taxes imposed by some States and local governments and federal taxes on certain capitalized acquisition expenses. We do not expect to profit from this charge. Our current charge of 3.5% is less than our guaranteed maximum amount for this charge.

Maximum Deferred Sales Charge (Load)

Upon a full surrender from your Policy, we deduct a Maximum Deferred Sales Charge (Load) (referred to as a "Surrender Charge" in this prospectus) from the total Policy value. The amount and duration of this charge varies by the Insured's sex, issue age (or attained age at the time of any increase), risk class, Specified Amount of insurance coverage, and the length of time the Policy has been in force. Generally, the Surrender Charge is higher the older you are when the Policy is issued.

Surrender charges help cover our acquisition costs associated with issuing the policy or processing an increase should you terminate your Policy during the surrender period. The Surrender Charge duration is 14 years from the date of issue or increase. Surrender Charges apply from the Policy issue date as to the initial Specified Amount of insurance coverage, and from the date of any increase as to increases in the Specified Amount. Surrender Charges on increases are in addition to the Surrender Charges applicable from issue. The maximum surrender charge is $48 per $1,000 of Specified Amount. Ask for a Policy illustration or see your Policy for these charges applicable to you.  Taxes and tax penalties may apply.

Overture Ovation!	13

The Surrender Charge deducted at the time of surrender is equal to the initial Surrender Charge at the time of issue or increase multiplied by the applicable percentage from the table below based on the number of years since issue or increase and the age at the time of issue or increase.

POLICY YEAR SINCE
ISSUE OR INCREASE	FACTOR
OF SPECIFIED AMOUNT	AGES 0 – 80	AGES 81 – 90*
1	100%	100%
2	96%	100%
3	92%	95%
4	88%	89%
5	83%	79%
6	75%	68%
7	67%	57%
8	58%	45%
9	50%	34%
10	42%	31%
11	33%	29%
12	25%	25%
13	17%	17%
14	8%	8%
15 +	0%	0%

*Will not be assessed past Attained Age 100.

The following hypothetical example for a Representative Insured assumes a male, age 45 at Policy issue and in our best risk class. The Maximum Surrender Charge for this Representative Insured is $16.12. This Surrender Charge per $1,000 may not be representative of the charge that a particular Policy Owner will pay.

POLICY YEAR SINCE	MAXIMUM		SURRENDER
ISSUE FOR MALE, AGE 45,	SURRENDER	FACTOR	CHARGE
BEST RISK CLASS	CHARGE	AGES 0 – 80	PER $1,000
1	$16.12	100%	$16.12
2	$16.12	96%	$15.48
3	$16.12	92%	$14.83
4	$16.12	88%	$14.19
5	$16.12	83%	$13.38
6	$16.12	75%	$12.09
7	$16.12	67%	$10.80
8	$16.12	58%	$9.35
9	$16.12	50%	$8.06
10	$16.12	42%	$6.77
11	$16.12	33%	$5.32
12	$16.12	25%	$4.03
13	$16.12	17%	$2.74
14	$16.12	8%	$1.28
15 +	$16.12	0%	$0.00

Other Surrender Fees

Partial Withdrawal Charge

Upon a partial withdrawal from your Policy, we will deduct a Partial Withdrawal Charge of the lesser of 2% or $25. This fee will be deducted from the investment options and in the same allocation as your partial withdrawal allocation instruction; if that is not possible (due to insufficient value in one of the investment options you elect) or you have not given such instructions, we will deduct this fee on a pro-rata basis from balances in all Subaccounts and the Fixed Account. This helps cover our administrative costs for withdrawals from your Policy. Taxes and tax penalties may apply. The guaranteed maximum Partial Withdrawal Charge is $50.

Wire Transfer Fee

We may charge a $14 wire transfer fee if you request a wire transfer when requesting a loan, partial withdrawal, or surrender. The fee is deducted from the gross amount of the loan, partial withdrawal, or surrender. This is a charge that we make and is not a Policy charge.

Transfer Fees

We may charge a transfer fee for any transfer in excess of 15 transfers per Policy Year. This fee may be deducted only from Policy investment options you designate; if that is not possible (due to insufficient value in an investment option you elect) or you have not provided such instructions, we will deduct this fee on a pro-rata basis from balances in all Subaccounts and the Fixed Account.

Overture Ovation!	14

PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO COMPANY CHARGES

The following charges are deducted from Policy value on each Policy Month date unless otherwise specified.

Base Policy Charge

Cost of Insurance

The cost of insurance rate per $1,000 of net amount at risk cannot exceed the guaranteed cost of insurance rate that is set forth in the Policy. The maximum cost of insurance each month can be determined by using the guaranteed cost of insurance rate in the formula for cost of insurance, below.

The cost of insurance charge is for providing insurance protection under the Policy. Because the cost of insurance charge depends upon several variables, the cost for each Policy Month can vary from month to month. The cost of insurance rate for the initial Specified Amount of insurance coverage varies by the Insured's sex, issue age, risk class, and the length of time the Policy has been in force. The cost of insurance rate for an increase in Specified Amount varies by the Insured's sex, age and risk class at the time of the increase, and the length of time the Policy has been in force since the increase. We may use current cost of insurance rates less than those shown in the Policy, and reserve the right to change them so long as they do not exceed the charges shown in the Policy. Changes will equally apply to similarly situated Policy owners and be based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge. Ask for a Policy illustration or see your Policy for these charges applicable to you.

The Cost of Insurance each month equals:

▪	The "Net Amount at Risk" for the month; multiplied by
▪	The cost of insurance rate per $1,000 of net amount at risk; divided by
▪	$1,000.

The Net Amount at Risk in any month equals:

▪	The death benefit on the Policy Month date, discounted at the guaranteed rate of interest for the Fixed Account for one month; minus
▪	The Policy value on the Policy Month date after deducting the charge for any optional features selected and the administrative charges but not the cost of insurance charge.

Mortality and Expense Risk Fees

The Mortality and Expense Risk Fees is for the mortality risks we assume – that Insureds may live for shorter periods of time than we estimate, and also compensates us for the Policy expense risks we assume. If this charge exceeds our actual costs to cover these risks, the excess goes to our General Account. Conversely, if this charge is not enough, we bear the additional expense, not you. See the Fee Table for the current charge. This charge is applied daily to Separate Account assets in determining the daily Accumulation Unit value of each Subaccount. We expect a profit from this charge.

Administrative Expenses

The annual administrative expense charge is made up of three charges:

▪	The annual Per Policy Expense Charge,
▪	Administrative Charge per $1,000 of Initial Specified Amount, and
▪	Administrative Charge per $1,000 of Increase in Specified Amount

These administrative charges partially compensate us for our costs in issuing and administering the Policy and operating the Separate Account. We do not anticipate making a profit from these charges.

Optional Benefit Charges

The cost for any optional features you select (sometimes called Policy "Riders") is also deducted monthly from Policy value. See the FEE TABLE for information about the costs of these features, and refer to OTHER BENEFITS UNDER THE POLICY for descriptions of these features. Optional features may not be available in all states.

Commissions Paid to Dealers

During the first Policy Year, the commission may equal an amount up to 117% of the first year target premium paid plus the first year cost of any riders and 5% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the accumulation value beginning in the eighth Policy Year.

Portfolio Company Charges

Each Subaccount's underlying portfolio has investment advisory expenses. These expenses, as of the end of each portfolio's last fiscal year, are stated in this prospectus' FEE TABLE and described in more detail in each fund's prospectus. A portfolio's charges and expenses are not deducted from your Policy value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These charges and expenses help to pay the portfolio's investment adviser and operating expenses.

GENERAL DESCRIPTION OF THE POLICY

THE PARTIES

Insured

The Insured is the person upon whose life this Policy is issued. This individual's personal information determines the cost of the life insurance coverage. The Owner also may be the Insured.

Overture Ovation!	15

Owner

The Owner (also referred to as Policy Owner) is the person(s) or legal entity who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. If the Policy has been absolutely assigned, the assignee is the Owner. A collateral assignee is not the Owner.

Beneficiary

The Beneficiary is the person to whom the Death Benefit proceeds are payable upon the death of the Insured. You may change your Beneficiary by sending Written Notice to us, unless the named Beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named Beneficiary is irrevocable, you may change the named Beneficiary only by Written Notice signed by both you and the Beneficiary. If more than one named Beneficiary is designated, and you fail to specify their interest, they will share equally.

If the named Beneficiary dies before you, then your estate is the Beneficiary until you name a new Beneficiary.

The interest of any Beneficiary is subject to that of any assignee.

Minor Owner Or Beneficiary

Generally (and except as provided for in some states) a minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. Contrary to common belief, in most States parental status does not automatically give parents the power to provide an adequate release to us to make beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the Minor's beneficiary payments to the minor's trustee or guardian. Some States allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process that can be accomplished without the assistance of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

State Variations

State Specific Policy Specifications can be found in APPENDIX B.

Allocating Premium

You may allocate your premiums among the variable investment options and the Fixed Account fixed interest rate option. Initial allocations in your Policy application will be used for additional premiums until you change your allocation.

▪	Allocations must be in whole percentages, and total 100%.

▪	You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to premiums received on or after the date we receive your Written Notice or authorized telephone transaction.

▪	All premiums will be allocated pursuant to your instructions on record with us, except your initial premium and any additional premiums received during your Policy's "right to examine" period may be subject to special requirements.

"Right to Examine" Period Allocations

Return of Value State. In states that permit us to refund your Policy value upon your cancellation of the Policy during the "right to examine" period, we will allocate your initial premium to your selected variable investment options on the date of issue of the Policy.

Return of Premium States and IRA plan Policies. In states that require us to refund at least your full premium upon your cancellation of the Policy during the "right to examine" period, we will hold the portion of your initial premium allocated to the Separate Account in the Money Market Subaccount for 13 days. Then, we will invest your initial premium in the variable investment options pursuant to your application instruction. (Any additional premiums we receive during the "right to examine" period plus 3 days will be allocated in the same manner.) If, at the end of the "right to examine" period, you decide to cancel your Policy, we will refund the greater of the Policy value or premiums paid.

Until your Policy is issued, premium payments received by us are held in our General Account and are credited with interest at a rate we determine.

TELEPHONE TRANSACTIONS

Telephone Transactions Permitted

▪	Transfers among investment options.
▪	Establish systematic transfer programs.
▪	Change premium allocations.

How to Authorize Telephone Transactions

▪	Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf. You bear the risk of the accuracy of any designated person's instructions to us.

Telephone Transaction Rules

▪	Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next day the NYSE is open.
▪	Will be recorded for your protection.
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▪	For security, you or your authorized designee must provide your Social Security number and/or other identification information.
▪	May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

TRANSFERS

The Policy is designed for long-term investment. Excessive transfers such as those triggered by market timing services or other large or frequent transfers could harm other Policy Owners by having a detrimental effect on investment portfolio management. In addition to the right of each Portfolio to impose redemption fees on short-term trading, we reserve the right to reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio fund advisor, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy owners would otherwise potentially be adversely affected.

We consider any transfer of money out of a Subaccount within 60 days of a purchase to be evidence of possible market timing. We will not execute such a trade until we provide the portfolio’s fund advisor with information about it for an opportunity to evaluate the transfer pursuant to the fund advisor’s own standards, as stated in the portfolio’s underlying fund prospectus. Ultimately the portfolio fund advisor has the authority to make the determination whether or not to accept a transfer.

Subject to restrictions during the "right to examine period," you may transfer Policy value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

Transfer Rules:

▪	A transfer is considered any single request to move assets between one or more investment options.
▪	We must receive notice of the transfer – either Written Notice, an authorized telephone transaction, or by Internet when available. Our Trading Unit facsimile number is 402-467-7923. Transfers will be processed on the Business Day they are received by our Trading Unit before 3:00 p.m. Central Time. You must be available to receive a confirmation telephone call for any faxed transfer requests sent to us, or your trade may not be processed until it is confirmed.
▪	The transferred amount must be at least $250, or the entire Subaccount or Fixed Account value if it is less. (If the value remaining after a transfer will be less than $250 in a Subaccount or $100 in the Fixed Account, we will include that amount as part of the transfer.) Information regarding Dollar Cost Averaging, Portfolio Rebalancing, and Earnings Sweep systematic transfer programs is available under the SYSTEMATIC TRANSFER PROGRAMS section.
•	If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
•	The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.
▪	The first 15 transfers each Policy Year are free. Thereafter, transfers will result in a $10 charge for each transfer. See the CHARGES section of this prospectus for information about how this charge is applied. This fee is not subtracted from the amount of the transfer. Transfers under any systematic transfer program do count toward the 15 free transfer limit.
▪	A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
•	may be made only once each Policy Year;
•	may be delayed up to six months;
•	is limited during any Policy Year to the greatest of:
o	25% of the Fixed account value on the date of the transfer during that Policy Year;
o	the greatest amount of any similar transfer out of the Fixed Account during the previous 13 months;
o	$1,000.
▪	We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time. We and our portfolio managers consider market timing strategies, programmed transfers or transfers that are large in relation to the total assets of an investment option's underlying portfolio as disruptive. We may react to disruptive transfers by, among other things, restricting the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer service. We may also refuse to act on transfer instructions of an agent acting under a power of attorney or otherwise who is acting on behalf of one or more Owners. In making these determinations, we may consider the combined transfer activity of annuity contracts and life insurance policies that we believe are under common ownership, control or direction.
▪	If the Policy value in any Subaccount falls below $100, we may transfer the remaining balance, without charge, to the Money Market Subaccount.
▪	In the event you authorize telephone or Internet transfers, we are not liable for telephone or Internet instructions that we in good faith believe you authorized. We will employ reasonable procedures to confirm that instructions are genuine.

Omnibus Orders

Purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the ability of the portfolios to apply their respective disruptive

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trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all variable life insurance or variable annuity contracts, including ours, whose variable Investment Options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order that we submit may reflect one or more transfer requests from Owners engaged in disruptive trading, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

THIRD-PARTY SERVICES

Where permitted and subject to our rules (including those Transfer Rules above regarding rejection of a transfer request), we may accept your authorization to have a third party (such as your sales representative or someone else you name) exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same rules as all other transfers and allocations. You can make this election on the application or by sending us Written Notice on a form provided by us. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that charges charged by such third parties for their service are separate from and in addition to charges paid under the Policy.

Third Party Traders

We reserve the right to restrict transfers by any firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we may, among other things:

▪	reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
▪	reject the transfer or exchange instructions of individual Policy Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

We will notify affected Policy Owners before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, earnings sweep or asset allocation program are not subject to these rules. See the sections of the prospectus describing those programs for the rules of each program.

SYSTEMATIC TRANSFER PROGRAMS

Transfers under any systematic transfer program do count toward the 15 free transfer limit. We reserve the right to alter or terminate any systematic transfer program upon thirty days advance written notice. Only one systematic transfer program may be utilized at a time.

Dollar Cost Averaging Program

Dollar Cost Averaging allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the Money Market Subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Dollar Cost Averaging is intended to limit loss by resulting in the purchase of more Accumulation Units when a portfolio's value is low, and fewer units when its value is high. However, there is no guarantee that such a program will result in a higher Policy value, protect against a loss, or otherwise achieve your investment goals.

Dollar Cost Averaging Rules:

▪	There is no additional charge for the Dollar Cost Averaging program.
▪	We must receive notice of your election and any changed instruction – either Written Notice or by telephone transaction instruction.
▪	Automatic transfers can only occur monthly.
▪	The minimum transfer amount out of the Money Market Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
▪	Dollar Cost Averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
▪	You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Month date following the date the Policy's "right to examine" period ends.
▪	You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the Money Market Subaccount or the Fixed Account is less than $100.
▪	Dollar Cost Averaging is not available when the Portfolio Rebalancing Program is elected.

Portfolio Rebalancing Program

The Portfolio Rebalancing program allows you to rebalance your Policy value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

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Portfolio Rebalancing Program Rules:

▪	There is no additional charge for the Portfolio Rebalancing program.
▪	The Fixed Account is excluded from this program.
▪	You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
▪	You may have rebalancing occur quarterly, semi-annually or annually.
▪	Portfolio Rebalancing is not available when the Dollar Cost Averaging Program is elected.

Earnings Sweep Program

The Earnings Sweep program allows you to rebalance your Policy value by automatically allocating earnings from your Subaccounts among designated investment options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

Earnings Sweep Program Rules:

▪	There is no additional charge for the Earnings Sweep program.
▪	The Fixed Account is included in this program.
▪	You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
▪	You may have your earnings sweep quarterly, semi-annually or annually.

Asset Allocation Program

We may offer an asset allocation program using models. However, you always have the ability to construct your own asset allocation plan from among the investment options available in your Policy. Asset allocation programs using models are intended to match model risk tolerance and investment objectives with the investment options available in your Policy.

To assist you in your selection of an asset allocation model, we offer an Asset Allocation Program (the "Program"). The Program consists of models that were developed by an unaffiliated third party investment adviser. The unaffiliated third party investment adviser provided research and business support services relating to the models and selected the specific funds to populate each model from those available in the Policy. Ameritas Life paid for these consultant services at no additional cost to the Policy Owners.

Ameritas Investment Company, LLC. ("AIC"), an affiliate of ours, previously served as discretionary investment adviser for Program participants solely in connection with the development and periodic updates to the model portfolios. In this regard, AIC entered into an investment advisory agreement with each Policy Owner participating in the Program. In its role as investment adviser, AIC relied upon the recommendations of third parties to provide research and business support services and select the specific funds to populate the models. AIC's role as investment adviser for development of and periodic updates to the models terminated on August 1, 2016, and the models in the Program no longer undergo periodic updates.

Important Information Concerning the Asset Allocation Program after August 1, 2016

On and after August 1, 2016, the models in the Program no longer undergo periodic updates (the models became "static"). Any investment advisory agreement you previously entered into with AIC terminated, and AIC no longer makes updates to the models. Policy Owners received notice of the termination of their investment advisory agreement and additional notice that the models were becoming static. The models will remain invested in accordance with the most recent model allocations. You may continue rebalancing your allocation among the funds in your particular static model on a quarterly basis. You were not required to take any action to continue participating in a static model. You may allocate to a different static model or discontinue participating in static models.

To participate in the Program:

▪	You are responsible for determining which model is best for you. Your financial adviser can help you make this determination and may provide you with an investor questionnaire to help you define your investing style. There is no guarantee that the model you select is appropriate to your ability to withstand investment risk. We are not responsible for your selection of a specific Investment Option or model, or your decision to change to a different Investment Option.
▪	You must allocate all of your Policy Value to one asset allocation model. We must receive notice of your asset allocation model election by Written Notice before we can begin a Program for you. Only you can select which model is best for you. The Asset Allocation questionnaire can be an aid, but is just a tool; you will make your own selection. You may wish to consult with your own financial professional to determine whether participation in the Program is best for you, and if so, which model is most suitable.
▪	If you are currently participating in a Program model and you make changes to your allocations outside the model, you will be considered as having withdrawn from the Program. You will be required to communicate with the Service Center if you wish to make a transfer or trade. The Service Center will communicate that your election to execute a trade will result in the discontinuance of the Program for your Policy prior to you being able to execute any telephone transaction.
▪	You may participate in quarterly rebalancing where each quarter we will automatically rebalance the Subaccount values to be consistent with the allocation percentages for the Program model that you selected. Such rebalancing will be disclosed in quarterly statements to you. Performance of each model is updated monthly on our website and is available upon request.

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The Program consists of five models, ranging from aggressive to conservative. On and after August 1, 2016, the static models will retain these descriptions.

▪	Aggressive Model – The Aggressive Model is for long-term investors who want high growth potential and do not need current income. The model may entail substantial year-to-year volatility in exchange for potentially higher long-term returns. Losses are still possible.
▪	Capital Growth Model – The Capital Growth Model is for long-term investors who want good growth potential and do not need current income. The model entails a fair amount of volatility, but not as much as the Aggressive Model. Losses are still possible.
▪	Balanced Model – The Balanced Model is for long-term investors who do not need current income and want some growth potential. The model is likely to entail some fluctuations, but presents less volatility than the overall equity market. Losses are still possible.
▪	Moderate Model – The Moderate Model is for investors who seek current income and stability, with modest potential for increase in the value of their investments. Losses are still possible.
▪	Conservative Model – The Conservative Model is for investors who seek current income and stability, and are less concerned about growth. Losses are still possible.

The Adding, Deleting, or Substituting Variable Investment Options Section below describes how changes to the Subaccounts' underlying portfolios will be addressed in the static models.

Potential Conflicts of Interest Relating to Program Models

We, and our affiliates, managed the competing interests that had the potential to influence the decision making with regard to the models by engaging a third party investment adviser to design the models and select the investment options for such models. Such competing interests included the following: AIC is compensated by us as principal underwriter for the Policies and as a distributor for a majority of our Policies. Calvert Variable Products, Inc. and Calvert Variable Series, Inc. (the "Calvert Funds"), have portfolios offered through the Policy. The Calvert Funds were advised by Calvert Investment Management, Inc. ("CIM"), an affiliate of ours prior to December 31, 2016, and certain of the Calvert Funds are subadvised by Ameritas Investment Partners, Inc. ("AIP") a current affiliate of ours. CIM was and AIP is compensated for administrative, advisory and sub-advisory services they provided or provide to Calvert Funds. Calvert Fund portfolios may or may not be included in the models. We may receive administrative services fees from other portfolios that are available as investment options or distribution fees. As a result of these competing interests the affiliated parties faced in this Program, there was an increased potential risk of a conflict of interest in these arrangements.

There is no additional charge for selecting the Program. Although asset allocation programs are intended to mitigate investment risk, there is a risk that investing pursuant to a model will still result in losses. The models will remain unchanged, thus, the percentages of your Policy value allocated to each portfolio within the selected model will not be changed by us, and subsequent purchase payments will be invested in the same model unless we receive new instructions. Over time, the static model you select may no longer align with its original investment objective due to the effects of underlying portfolio performance and changes in underlying portfolio investment objectives. Therefore, your investment may no longer be consistent with your objectives. Portfolio rebalancing may help address this risk, but this is not guaranteed. You should consult with your financial professional about how to keep your allocations in line with your current investment goals.

We may discontinue the Asset Allocation Program at any time. We reserve the right to modify the terms of the Program. We may configure new static models from time to time. We will provide advance notice of any such changes to the Program and inform you of your options.

GENERAL ACCOUNT

The General Account includes all of our assets except those assets segregated in separate accounts. We have sole discretion to invest the assets of the General Account, subject to applicable law. Until your Policy is issued, any premium payments we receive are held in our General Account. Obligations under the Policy that are funded by Ameritas Life's General Account include the Fixed Account, the Loan Account, and fixed payments including death benefit proceeds. These obligations of the General Account are subject to the claims of our creditors and the claims paying ability of the Company . It is not a bank account and it is not insured by the FDIC or any other government agency.

POLICY OR REGISTRANT CHANGES

Policy Changes

We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Internal Revenue Code and continues to provide the tax benefits of such qualification.

Adding, Deleting, or Substituting Variable Investment Options

We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available.

We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount's underlying portfolio and substitute shares of another series fund portfolio if the shares of an underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account. We may add new Separate Account underlying portfolios, or eliminate exiting underlying portfolios, when, in our sole discretion, conditions warrant a change. In all of these situations, we will receive any necessary SEC and state approval before making such a change.

Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate

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accounts. Where permitted by law, we also may transfer assets of the Separate Account to other accounts. Where permitted by applicable law, we reserve the right to remove, combine or add Subaccounts. Subaccounts may be closed to new or subsequent transfers or allocations. We will receive any necessary SEC and state approval before making any of these changes.

We will notify you of any changes to the variable investment options.

Resolving Material Conflicts – Underlying Investment Options

In addition to serving as underlying portfolios to the Subaccounts, the portfolios are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts. We do not currently foresee any disadvantages to you resulting from the fund companies selling portfolio shares to fund other products. However, there is a possibility that a material conflict of interest may arise between Policy Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the portfolios. Shares of some of the portfolios also may be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps to resolve the matter, including removing that portfolio as an underlying Investment Option of the Separate Account. The Board of Directors of each fund company will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the portfolios for more information. (Also see the TRANSFERS section, Omnibus Orders.)

DISRUPTIVE TRADING PROCEDURES

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading, programmed transfers, or transfers that are large in relation to the total assets of a Subaccount’s underlying portfolio can disrupt management of a Subaccount’s underlying portfolio and raise expenses. This in turn can hurt performance of an affected Subaccount and therefore hurt your Policy’s performance.

Organizations or individuals that use market timing investment strategies and make frequent or other disruptive transfers should not purchase the Policy, unless such transfers are limited to Subaccounts whose underlying portfolio prospectus specifically permits such transfers.

Policy Owners should be aware that we are contractually obligated to provide Policy Owner transaction data relating to trading activities to the underlying funds on written request and, on receipt of written instructions from a fund, to restrict or prohibit further purchases of transfers by Policy Owners identified by an underlying fund as having engaged in transactions that violate the trading policies of the fund.

We reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners. Restrictions may include changing, suspending or terminating telephone, on-line and facsimile transfer privileges. We will enforce any Subaccount underlying portfolio manager's restrictions imposed upon transfers considered by the manager to be disruptive. Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions. However, any Subaccount restrictions will be uniformly applied.

There is no assurance that the measures we take will be effective in preventing market timing or other excessive transfer activity. Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations. Also, because other insurance companies and retirement plans may invest in Subaccount underlying portfolios, we cannot guarantee that Subaccount underlying portfolios will not suffer harm from disruptive trading within contracts issued by them.

Excessive Transfers

We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things:

▪	the total dollar amount being transferred;
▪	the number of transfers you make over a period of time;
▪	whether your transfers follow a pattern designed to take advantage of short term market fluctuations, particularly within certain Subaccount underlying portfolios;
▪	whether your transfers are part of a group of transfers made by a third party on behalf of individual Policy Owners in the group; and
▪	the investment objectives and/or size of the Subaccount underlying portfolio.

PREMIUMS

POLICY APPLICATION AND ISSUANCE

Replacing an existing life insurance policy is not always your best choice. Evaluate any replacement carefully.

The Insured must not be older than age 90 on the Insured's birthday nearest to the Policy Date. The minimum initial Specified Amount (or "face amount") of life insurance is $50,000. To purchase a Policy, you must submit an application, at least the Initial Premium (see below), and provide evidence of the proposed insured's insurability satisfactory to us.

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Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject any application or premium. If we issue a Policy, insurance coverage will be effective as of the Policy Date.

Application in Good Order

▪	All application questions must be answered, but particularly note these requirements:
▪	The Owner's and Insured's full name, Social Security number (tax identification number for a business or trust Owner), date of birth, and certain other required information must be included.
▪	Your premium allocations must be complete, be in whole percentages, and total 100%.
▪	Initial Premium requirements must be met (see below).
▪	Your signature and your agent's signature must be on the application.
▪	City, state and date the application was signed must be completed.
▪	You must provide all information required for us to underwrite your application (including health and medical information about the Insured, and other information we consider relevant).
▪	If you have one, please give us your e-mail address to facilitate receiving updated Policy information by electronic delivery.
▪	There may be forms in addition to the application required by law or regulation, especially when a replacement of other coverage is involved.
▪	Your agent must be both properly licensed and appointed with us.

Premium Requirements

Your premium checks should be made payable to "Ameritas Life Insurance Corp." We may postpone crediting any payment made by check until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources.

Initial Premium

▪	At least Minimum Premium times the number of months between the Policy Date and the date the Policy is issued plus one month.

Additional Premiums

▪	Payment of additional premiums is flexible, but must be enough to cover Policy charges. Because the cost of insurance charge depends upon several variables, the cost for each Policy Month can vary from month to month. The Policy will remain in force as long as Cash Surrender Value is sufficient to cover monthly deductions or the Minimum Guaranteed Death Benefit is in effect.
▪	If a premium increases the net amount of insurance coverage at risk, it is subject to evidence of the Insured's continued insurability and our underwriting requirements as to the amount of the increase.
▪	Planned Periodic Premiums may be paid annually, semi-annually, quarterly, or monthly. You may change your Planned Periodic Premium, subject to our approval. Because Policy value can fluctuate depending upon the performance of your selected variable investment options, payment of your Planned Periodic Premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all Planned Periodic Premiums on time.
▪	If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment; otherwise it will be treated as a premium and added to Policy value.
▪	We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the federal Internal Revenue Code.

POLICY VALUE

On your Policy's date of issue, Policy value (or "account value" or "accumulation value") equals your initial net premium (premium less the Percent of Premium Taxes) less the Policy's first monthly deduction. On any Business Day thereafter, your total Policy value equals the sum of Policy value in the Separate Account variable investment options, the Fixed Account, and the Loan Account, minus any monthly deduction due but unpaid.

Separate Account Value

Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Policy value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's Accumulation Unit value by the number of Allocation Units held in the Subaccount allocated to the Policy. Each Subaccount's Accumulation Unit value is calculated at the end of each Business Day as follows:

a)	the per share net asset value of the Subaccount's underlying portfolio as of the end of the current Business Day plus any dividend or capital gain distribution declared and unpaid by the underlying portfolio during that Business Day, times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
b)	the daily mortality and expense risk fee; and this result divided by
c)	the total number of Accumulation Units held in the Subaccount on the Business Day before the purchase or redemption of any Accumulation Units on that day.

When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on the Business Day the transaction is made.

Fixed Account Value

The Policy value of the Fixed Account on any Business Day equals:

a)	the Policy value of the Fixed Account at the end of the preceding Policy Month; plus
b)	any net premiums credited to the Fixed Account since the end of the previous Policy Month; plus
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c)	any transfers from the Subaccounts to the Fixed Account since the end of the previous Policy Month; plus
d)	any transfers from the Loan Account to the Fixed Account since the end of the previous Policy Month, minus
e)	any transfers from the Fixed Account to the Loan Account since the end of the previous Policy Month; minus
f)	any transfers and transfer fee from the Fixed Account to the Subaccounts since the end of the previous Policy Month; minus
g)	any partial withdrawal and partial withdrawal charge taken from the Fixed Account since the end of the previous Policy Month; minus
h)	the Fixed Account's share of any monthly deductions from Policy value; minus
i)	the Fixed Account's share of charges for any optional features; plus
j)	interest credited on the Fixed Account balance since the end of the previous Policy Month.

POLICY CHANGES

Any change to your Policy is only effective if on a form acceptable to us, and then only once it is received at our Service Center and recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this prospectus' first two pages and last page.

"FREE LOOK" RIGHTS

Most States give you a limited period of time within which you can cancel your Policy, usually called a "right to examine" or "free look" period. The amount we will refund if you cancel during this period varies, but will always be at least the amount required by the State whose law governs your Policy. The specific terms of your State's "free look" requirements are on the front page of your Policy.

OPTIONAL FEATURES

Subject to certain requirements, one or more of the optional insurance benefits described in OTHER BENEFITS UNDER THE POLICY may be added to your Policy by rider. The cost of any optional insurance benefit will be deducted monthly from Policy value as stated in this prospectus' CHARGES section.

standard death benefits

The principle purpose of the Policy is to provide a death benefit upon the Insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or fully surrender it for its Cash Surrender Value. Tax penalties and surrender charges may apply to amounts taken out of your Policy. Your Policy value and death benefit may vary based on the performance of the variable investment options you select. If we issue a Policy, insurance coverage will be effective as of the Policy Date.

DEATH BENEFIT

Upon the Insured's death, we will pay to the Policy Beneficiary:

(a)	the death benefit on the Insured's life under the death benefit option in effect; plus
(b)	any additional life insurance proceeds provided by any optional benefit or rider; minus
(c)	any outstanding Policy debt; minus
(d)	any due and unpaid Policy charges, including deductions for the month of death.

We will pay the death benefit proceeds after we receive Due Proof of Death of the Insured's death and as soon thereafter as we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to a payment option to the extent allowed by applicable law and any settlement agreement in effect at the Insured's death. If neither you nor the Beneficiary makes a payment option election within 60 days of our receipt of Due Proof of Death, we will issue a lump-sum payment to the Beneficiary.

A death benefit is payable upon:

▪  Your Policy being in force;

▪  Our receipt of Due Proof of Death of the Insured;

▪  Our receipt of sufficient Beneficiary information to make the payment; and

▪  Your election of a payment option.

"Due Proof of Death" is generally a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

Death Benefit Options

You may choose one of two death benefit options. Option A is in effect unless you elect Option B.

Death Benefit Option A

If you prefer to have favorable investment performance, if any, reflected in higher Policy value rather than increased insurance coverage, you should generally select Option A.

Under Option A, the death benefit is the greater of:

▪	the Specified Amount of insurance coverage; or
▪	the Policy value multiplied times the corridor percentage as shown in your Policy.

Death Benefit Option B

If you prefer to have favorable investment performance, if any, reflected in increased insurance coverage rather than higher Policy value, you should generally select Option B.

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Under Option B, the death benefit is the greater of:

▪	the Specified Amount of insurance coverage plus the Policy value; or
▪	the Policy value multiplied times the corridor percentage as shown in your Policy.

Changes in Death Benefit Option

After the first Policy Year, you may change your Policy's death benefit option. Any change to your Policy is only effective if on a form acceptable to us, and then only once it is received at our Service Center and recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this prospectus' first two pages and last page.

Changes in Death Benefit Option Rules

▪	Your request for a change must be by Written Notice.
▪	You can only change your Policy death benefit option once each Policy Year. The change will be effective on the Policy Month date after we receive (or, if evidence of insurability is necessary, after we approve) your request.
▪	There is no fee to change your Policy death benefit option.
▪	Changing from Option A to Option B: The Specified Amount is decreased by an amount equal to the total Policy value as of the date of the change.
▪	Changing from Option B to Option A: The Specified Amount of insurance will equal the death benefit on the date of the change.
▪	The change is only allowed if the new Specified Amount of insurance meets the requirements set forth in the Change in Specified Amount of Insurance Coverage section, below.

Change in Specified Amount of Insurance Coverage

You may change the current Specified Amount (or "face amount") of insurance coverage by Written Notice on a form provided by us, and subject to our approval. A change could have federal tax consequences (see this prospectus' TAXES section). Any change will take effect on the Policy Month date on or after the date we receive your Written Notice.

INCREASE in Coverage Rules

▪	No increase is allowed in the first Policy Year.
▪	The Insured's age nearest birthday must be 90 or younger.
▪	A new application, evidence of insurability, and additional premium for the amount of the increase may be required.
▪	Minimum amount of an increase in Specified Amount of insurance coverage is $25,000.
▪	Cost of insurance charges for the increase will be based upon the Insured's attained age and underwriting class at the time of the increase.
▪	Surrender Charges become applicable to the amount of the increase, measured from the date of the increase. See this prospectus' CHARGES section.
▪	Ongoing additional premium may be required to maintain your Policy's Guaranteed Death Benefit Premium requirements. (See this prospectus' LAPSE AND REINSTATEMENT section.)
▪	An additional Administrative Charge Per $1,000 of Increase in Specified Amount will be added. See this prospectus' CHARGES section.
▪	Additional premium may be required if Policy value at the time of the increase, minus outstanding Policy debt, is less than an amount equal to 12 times what the current monthly deductions from Policy value will be reflecting the increase in Specified Amount of insurance coverage.

DECREASE in Coverage Rules

▪	No decrease is allowed in the first Policy Year nor during the first 12 Policy Months following an increase in Specified Amount of insurance coverage except for a decrease which is the result of a partial withdrawal.
▪	The Specified Amount of coverage after the decrease must be at least:
▪	for Insureds in the preferred rate class: $100,000.
▪	for Insureds in all other rate classes: $50,000 in the 2nd and 3rd Policy Year, and $35,000 in the 4th and subsequent Policy Years.
▪	We may limit any requested decrease to the amount necessary to keep the Policy in compliance with maximum premium limits under federal tax law.
▪	For purposes of determining the new Cost of Insurance charge, the decrease will reduce the Specified Amount of insurance coverage by first reducing the Specified Amount provided by the most recent increase, then the next most recent increase successively, and finally the Policy's initial Specified Amount of insurance coverage.
▪	A decrease will not lower the Guaranteed Death Benefit Premium in effect at the time of the decrease.

Guaranteed Death Benefit

We guarantee the Policy will not lapse during its first five Policy Years so long as the Minimum Premium, less partial withdrawals and outstanding loan and loan interest, is paid, even if the Cash Surrender Value is not enough to pay Policy charges due. This feature may be modified or not available in all states.

If the optional Guaranteed Death Benefit is elected, we further guarantee the Policy will not lapse during the Guaranteed Death Benefit Period (stated in your Policy's Schedule page; this period varies depending upon your age at Policy issue), even if the Cash Surrender Value is not enough to pay Policy charges due but unpaid, if you meet the Guaranteed Death Benefit Premium requirements and the rules.

For Policies issued prior to May 1, 2007, if the optional Lifetime Guaranteed Death Benefit ("LGDB") rider is elected, we further guarantee the Policy will not lapse while the LGDB rider is in effect even if the Cash Surrender Value is not enough to pay Policy charges due but unpaid, if you meet the LGDB Premium requirements and the rules. The charge for this rider is a level charge based on the issue age of the Insured. If the LGDB rider terminates for any reason, the monthly

Overture Ovation!	24

rider charge is discontinued. LGDB and Legacy Asset Riders are not offered for Policies issued on or after May 1, 2007, although the Guaranteed Death Benefit Rider remains available.

NO MATURITY DATE

This Policy does not have a maturity date. However, some States do not allow us to collect cost of insurance charges after the Insured attains age 100. In those States, your Policy's Specified Amount is reduced to $1,000 upon your attained age 100.

PAYMENT OF POLICY PROCEEDS

A primary function of a life insurance policy is to provide payment options for payment of Policy proceeds in a way that best benefits the payee. Policy proceeds are payable upon the Insured's death, a full surrender or partial withdrawal of Policy value, or upon any other benefit where certain proceeds are payable. You may elect to have Policy proceeds paid under one of several payment options or as a lump sum. If another option is not chosen within 60 days of the date we receive satisfactory proof of the Insured's death, we will make payment in a lump sum to the Beneficiary.

Rules for Payment of Policy Proceeds

▪	You, or your Beneficiary after your death if you are the Insured, may elect a payment option by completing an election form that can be requested from us at any time.
▪	Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
▪	An association, corporation, partnership or fiduciary can only receive a lump sum payment or a payment under a fixed period payment option (Option C).
▪	Any payment option chosen will be effective when we acknowledge it.
▪	We may require proof of your age or survival or the age or survival of the payee.
▪	We reserve the right to pay the proceeds in one lump sum when the amount is less than $5,000, or when the payment option chosen would result in periodic payments of less than $100. If any payment would be or becomes less than $100, we also have the right to change the frequency of payments to an interval that will result in payments of at least $100. In no event will we make payments under a payment option less frequently than annually.
▪	No payee may commute, encumber or alienate any proceeds under this Policy before they are due. No proceeds are subject to attachment for any debt or obligation of any payee.
▪	When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed payment option.

Payments under the payment options are fixed payments based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis. Proceeds to fund payments are transferred to our General Account and are no longer a part of the Separate Account. We have sole discretion whether or not to pay a higher interest rate for payment options A, B, C, D or E (see below). Current single premium immediate annuity rates for options D or E are used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). Current interest rates, and further information, may be obtained from us. The amount of each fixed annuity payment is set and begins on the date payment of Policy proceeds is to begin, and does not change.

Selecting a Payment Option

Once fixed payments under a payment option begin, they cannot be changed. (We may allow the Beneficiary to transfer amounts applied under options A to C to options D to F after the date payment of Policy proceeds begins. However, we reserve the right to discontinue this practice.)

The longer the guaranteed or projected payment option period, the lower the amount of each payment.

Note: If you elect payment options D or E and select a non-guaranteed period, it is possible that only one annuity payment would be made under the payment option if the person whose life the payment is based upon (the "measuring life") dies before the due date of the second payment, only two payments would be made if the "measuring life" died before the due date of the third payment, etc.

The payment options for receiving Policy proceeds are:

A.	Interest Payment. We will pay interest each month at a rate determined by us on the amount retained.

B.	Payments for a Fixed Amount. Proceeds are paid in equal monthly installments until proceeds, with interest, have been fully paid. The total annual payment must be at least 5% of the amount retained.

C.	Payments for a Fixed Period. Proceeds are paid in equal monthly installments for the specified period chosen not to exceed 20 years. Monthly incomes for each $1,000 of proceeds, which include interest, are illustrated by a table in the Policy.
D.	Lifetime Income. Proceeds are paid as equal monthly installments based on the life of a named person, and continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time or a lump sum refund.

E.	Joint and Last Survivor Lifetime Income. Proceeds are paid as equal monthly installments during the joint lives of two individuals and until the last of them dies. Variations provide for a reduced amount of payment during the lifetime of the surviving person.
F.	Lump Sum. Proceeds are paid in one sum.

In most cases, when death benefit proceeds are paid in a lump sum, we will pay the death benefit proceeds by establishing an interest bearing account for the Beneficiary, in the amount of the death benefit proceeds payable. The same interest rate schedule and other account terms will apply to all Beneficiary accounts in place at any given time. We will send the Beneficiary a checkbook within 7 days after we receive all the required documents, and the Beneficiary will

Overture Ovation!	25

have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the General Account.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the Insured or any person insured by a Policy rider has been misstated on the application, the Policy death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for cost of insurance charge and the cost of such additional benefits at the Insured person's correct age or sex.

SUICIDE

We will pay the greater of the premiums received or Policy value, less any partial withdrawals and indebtedness, if the Insured, while sane or insane, commits suicide within two years (one year in Colorado and North Dakota) after the date the Policy was issued (and in Missouri, the Insured intended suicide at the time coverage was applied for). We will pay the greater of the monthly deductions for an increase in Specified Amount of insurance coverage or Policy value attributable to such an increase if the Insured, while sane or insane, commits suicide within two years (one year in Colorado and North Dakota) after the effective date of any increase (and in Missouri, the Insured intended suicide at the time the increase was applied for). Optional feature riders to the Policy may have separate suicide provisions.

INCONTESTABILITY

We will not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the date the Policy was issued or for two years from the date of any reinstatement. We will not contest the validity of an increase in the Specified Amount of insurance coverage after the Policy has been in force during the Insured's lifetime for two years from the effective date of any increase. Any contest of an increase in the Specified Amount of insurance coverage will be based on the application for that increase. Optional benefit riders to the Policy may have separate incontestability provisions.

UNCLAIMED DEATH BENEFIT PROCEEDS

Every state has unclaimed property laws that generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property investment division or unclaimed property office of the state in which the Beneficiary or the Policy Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation—including complete names and complete address—if and as they change.

other benefits under the policy

In addition to the standard death benefit(s) associated with your Policy, other standard and/or optional benefits may be available to you. The following table(s) summarize information about those benefits. Information about the fees associated with each benefit included in the table(s) may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Guaranteed Death Benefit Rider	Extend the Guaranteed Death Benefit period available in the base Policy. No extra cost.	Standard	See below for additional information.
Asset Protection Rider and Asset Protection Plus Rider	These Riders protect against investment loss by guaranteeing a minimum accumulation benefit at the end of the rider’s 10-year term.	Optional	See below for additional information.
Paid-Up Life Insurance Benefit Endorsement	This endorsement protects your Policy from lapsing under certain conditions when your outstanding Policy debt is large relative to your Policy value and Specified Amount.	Optional	See below for additional information.
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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Waiver of Monthly Deductions on Disability Rider	During period of the Insured's total disability, as defined in the Rider, certain Policy charges and charges for any Policy riders will be waived.	Optional	Available for ages 15-55. Not available with Disability Benefit Rider.
Disability Benefit Rider	During periods of the Insured's total disability, as defined in the Rider, we will pay benefits to the Policy Owner by paying some or all of the Policy premiums, and by waiving the Cost of Insurance Charge for this Rider.	Optional	Available for ages 15-55. Not available with Waiver of Monthly Deductions on Disability Benefit Rider.
Children's Protection Rider	This Rider provides term life insurance protection, as defined in the Rider, for the Insured's children.	Optional	Available for Basic Insured ages 18-55. Eligible children include those at least 15 days old and no more than 17 years old.
Guaranteed Insurability Rider	Guarantees that insurance coverage may be added at various option dates without evidence of insurability. This benefit may be exercised on the option dates even if the Insured is disabled.	Optional	Available for issue ages 0 to 37 and is available at issue only. Available on standard lives only.
Term Coverage Rider	This Rider provides term insurance upon the Insured's life in addition to the Specified Amount of insurance coverage under the Policy.	Optional	Available for issue ages 15-80. The rider is available only on the based Insured.
Term Rider for Covered Insured	Provides term insurance upon an individual other than the Insured.	Optional	Available for covered Insured ages 20-70, age nearest birthday.
Terminal Illness Rider	Provides for the ability to accelerate the death benefit to be a living benefit to withdraw value from the Policy, as defined in the Rider, in the event of diagnosis of a terminal illness. No extra cost.	Standard	The total value available as a benefit is an amount less than the total death benefit payable under the Policy.

Guaranteed Death Benefit

We guarantee the Policy will not lapse during its first five Policy Years so long as the Minimum Premium, less partial withdrawals and outstanding loan and loan interest, is paid, even if the Cash Surrender Value is not enough to pay Policy charges due. This feature may be modified or not available in all states.

If the optional Guaranteed Death Benefit is elected, we further guarantee the Policy will not lapse during the Guaranteed Death Benefit Period (stated in your Policy's Schedule page; this period varies depending upon your age at Policy issue), even if the Cash Surrender Value is not enough to pay Policy charges due but unpaid, if you meet the Guaranteed Death Benefit Premium requirements and the rules.

For Policies issued prior to May 1, 2007, if the optional Lifetime Guaranteed Death Benefit ("LGDB") rider is elected, we further guarantee the Policy will not lapse while the LGDB rider is in effect even if the Cash Surrender Value is not enough to pay Policy charges due but unpaid, if you meet the LGDB Premium requirements and the rules. The charge for this rider is a level charge based on the issue age of the Insured. If the LGDB rider terminates for any reason, the monthly rider charge is discontinued. LGDB and Legacy Asset Riders are not offered for Policies issued on or after May 1, 2007, although the Guaranteed Death Benefit Rider remains available.

Guaranteed Death Benefit Rules (and LGDB Rules if Rider is in Effect)

▪	Your election must be made at issue of the Policy; and
▪	Increases in Specified Amount of insurance will be reflected in the Guaranteed Death Benefit Premium or LGDB Premium from the effective date of the change;
▪	Decreases in Specified Amount of insurance will not change the required Guaranteed Death Benefit Premium which will remain as it was before the decrease. If the required Rider premium together with the decrease in Specified Amount of insurance causes the total premium to exceed Internal Revenue Code requirements for the Policy to qualify as life insurance, we reserve the right to force the Rider to be cancelled for your Policy.

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▪	If the Policy does lapse, the Guaranteed Death Benefit or LGDB ends and is not reinstated even if the underlying Policy is reinstated after a grace period;
▪	For the Guaranteed Death Benefit or LGDB Rider to remain in effect, Policy premiums paid to date, minus partial withdrawals since the Policy Date, and minus outstanding Policy loans and loan interest charged, must meet or exceed the cumulative Guaranteed Death Benefit Premium or cumulative LGDB Premium required to date.

Asset Protection Rider and Asset Protection Plus Rider (Optional)

An Asset Protection Rider can be purchased to protect against investment loss by guaranteeing a minimum accumulation benefit at the end of the rider’s 10-year term. On the rider maturity date, the rider benefit is equal to the guarantee balance minus Policy value. If Policy value on the rider maturity date exceeds the guarantee balance, there is no rider benefit. Any rider benefit is added to Policy value on the rider maturity date. The benefit will be credited on a pro-rata basis to the Policy’s selected investment options then in effect. There is no rider benefit if the Insured dies prior to the rider’s maturity date. The rider must remain in force for at least five years once it is purchased or renewed. This five-year period is referred to as the minimum in-force period. At the end of the minimum in-force period, you have the option to reset your guarantee balance to the then current Policy value and start a new 10-year period. The rider can be renewed until age 80. This benefit does not protect against Policy lapse. If the Insured is younger than age 80 on the rider maturity date, this rider automatically renews unless the Owner chooses to terminate the rider coverage.

An Asset Protection Plus Rider can be purchased that provides similar benefits as the Asset Protection Rider, described above, except that the Rider benefit on the Rider maturity date is equal to the greater of (1) the guarantee balance minus the Policy value, and (2) the sum of the Rider’s charges since the rider issue date, unless a rider benefit has been previously paid in which case the amount in (2) is the sum of rider charges since the most recent rider benefit payment. The Asset Protection Plus Rider also guarantees to add rider charges to the Policy’s death benefit upon the Insured’s death while the rider is in-force. The amount added will be rider charges since the rider issue date, unless a rider benefit has been previously paid in which case the amount added will be rider charges since that later date.

"Guarantee balance" is equal to Policy value on the date the rider is issued, reset, or renewed, adjusted as follows:

1.	increased by additional net premiums paid;

Net premium is premium paid minus any charges deducted directly from premium, subject to the following restriction. We reserve the right to limit the amount of net premium that can be added to the guarantee balance after the end of the minimum in-force period and before the rider maturity date.

2.	decreased by Policy charges; and

Policy charges include monthly cost of insurance, administrative expenses, and riders (except this rider).

3.	decreased by an adjustment made for partial withdrawals.

Partial withdrawals cause the guarantee balance to be decreased in the same proportion as the withdrawal reduces the Policy value. For example, if the withdrawal is 10% of the Policy value before the withdrawal, the guarantee balance after the withdrawal will be 90% of the guarantee balance immediately prior to the withdrawal.

Paid-Up Life Insurance Benefit Endorsement

The benefit provided by this endorsement will keep your Policy from lapsing when you have a large outstanding Policy debt. When the conditions specified below are met, you may elect this benefit, which will provide paid-up life insurance. Once you have elected this benefit, your Policy will not lapse.

You may elect this benefit only if the following requirements are met:

▪	the Insured is age 75 or older; and,
▪	the Policy is in its 11th Policy Year or later; and,
▪	the outstanding Policy debt is more than 92.5%, but less than 96% of the Policy value. If the outstanding Policy debt is greater than 96% of your Policy value, you can repay Policy debt to bring the balance within the range of 92.5% and 96% of your Policy value; and
▪	the outstanding Policy debt is more than the Specified Amount.

Electing this benefit will change your Policy as follows:

▪	We will deduct 3.5% of the Policy value on the date you elect this benefit.
▪	After we take the 3.5% deduction, we will set the Specified Amount to 105% of the remaining Policy value. No further changes in the Specified Amount will be allowed.
▪	We will set the death benefit option to Option A as described in this Death Benefit section. No further changes in the death benefit option will be allowed. The death benefit at any time after you elect the benefit will equal the greatest of:
(1)	the Specified Amount;
(2)	the Policy value multiplied by the corridor percentage as shown in your Policy;
(3)	the outstanding Policy debt multiplied by the corridor percentage as shown in your Policy.
▪	The death benefit proceeds will equal the death benefit on the Insured’s date of death minus any outstanding Policy debt.
▪	Any riders attached to the Policy will terminate, and any charges or fees associated with the riders will cease.
▪	We will not accept any additional premiums.
▪	You may not take additional partial withdrawals and loans, except for automatic loans to cover loan interest not paid when due.
•	We will stop taking monthly deductions.
•	All amounts not allocated to the Loan Account must be allocated to the Fixed Account.

Electing the benefit provided by this endorsement may have adverse tax consequences. The Internal Revenue Service has not ruled on the use of this endorsement. We strongly urge you to consult legal counsel and your personal tax adviser before electing this benefit.

Overture Ovation!	28

surrenders and withdrawals

FULL SURRENDER

While the Insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a full surrender, all your rights in the Policy end, and the Policy may not be reinstated.

Full Surrender Rules

▪	We will accept a full surrender request signed by you on our form of Written Notice by mail or facsimile. However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
▪	The applicable Surrender Charge is described in your Policy and the FEE TABLE section of this prospectus.
▪	We may defer surrender payments from the Fixed Account for up to six months from the date we receive your request.

PARTIAL WITHDRAWAL

While the Insured is alive, you may withdraw part of the Policy value. The amount requested and any partial withdrawal charge will usually be deducted from the Policy value on the date we receive your request if received before 3 p.m. Central Time. Such a reduction will impact the net Policy funding used to determine if the Guaranteed Death Benefit remains in effect.

If Death Benefit Option A is in effect, then the current Specified Amount of insurance coverage as well as Policy value will be reduced by the amount of any partial withdrawal.

If Death Benefit Option B is in effect, the Policy value will be reduced by the amount of the partial surrender, but the Specified Amount of insurance coverage will not change.

Partial Withdrawal Rules

▪	We will accept a partial withdrawal request signed by you on our form of Written Notice by mail or facsimile.
▪	The applicable Partial Withdrawal Charge is described in your Policy and the FEE TABLE section of this prospectus.
▪	The minimum partial withdrawal amount is $500; the maximum is an amount such that remaining Cash Surrender Value is at least $1,000 or an amount sufficient to maintain the Policy in force for the next 12 months, and the Specified Amount of insurance coverage after the withdrawal must be at least :
•	for Insureds in the preferred rate class: $100,000.
•	for Insureds in all other rate classes: $50,000 in Policy Years 1 to 3, and $35,000 in the 4th and subsequent Policy Years.
▪	A partial withdrawal is irrevocable.
▪	For tax purposes, partial withdrawals are treated as made first from premiums paid and then from earnings, beginning with the most recent premium payment, unless the Policy is a modified endowment contract.
▪	Partial withdrawals will be deducted from your Policy investment options on a pro rata basis, unless you instruct us otherwise. If the value of an investment option after a withdrawal pursuant to your instructions is less than $100, the amounts will be deducted on a pro rata basis.
▪	Partial withdrawals result in cancellation of Accumulation Units from each applicable Subaccount.
▪	We reserve the right to defer withdrawal payments from the Fixed Account for up to six months from the date we receive your request.
▪	Partial withdrawals may change the Minimum Premium and Guaranteed Death Benefit Premium requirements. You may request a new illustration of Policy values from us to demonstrate these changes.
▪	Depending upon the circumstances, a partial withdrawal may have tax consequences.

DELAY OF PAYMENTS OR TRANSFERS

We will usually pay any amounts from the Separate Account requested as a partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Separate Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

We may defer payments of a full or partial surrender from the Fixed Account for up to six months from the date we receive your Written Notice requesting the surrender.

For information regarding on your Right To Examine and Free Look, see "Free Look Rights" under the PREMIUMS section and "Free Look Provision" under APPENDIX B: STATE SPECIFIC POLICY SPECIFICATIONS.

loanS

If you ask, your sales representative or we may be able to provide you with illustrations giving examples of how a loan might affect Policy value, Cash Surrender Value and death benefit. Any loan transaction will permanently affect Policy values. Surrender or lapse of a Policy while a loan is outstanding could result in significant tax consequences. See discussion at TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS.

Overture Ovation!	29

Amount You Can Borrow	Loan Interest Rate
Standard Policy Loan. You may borrow not less than $200 and up to an amount equal to the Cash Surrender Value, minus guaranteed monthly deductions from Policy value for the rest of the Policy Year, minus interest on Policy debt including the requested loan to the next Policy Anniversary.	Standard Policy Loan. Current net annual loan interest rate of 2%: we charge a current interest rate with a 5.5% effective annual yield (guaranteed to not exceed 6%), but we also credit an interest rate with an effective annual yield of 3.5% to any amounts in the Loan Account.
Reduced Rate Policy Loan. Available after the 5th Policy Year. Amount eligible is limited to Policy earnings (Policy value exceeding the amount of premiums paid minus any previous partial withdrawals, minus any outstanding Reduced Rate Policy Loan); but, cannot exceed the maximum available loan amount. Any Standard Policy Loan outstanding at the end of the 5th Policy Year will become a Reduced Rate Policy Loan up to the eligible amount from that point forward. Once a loan is categorized as a Reduced Rate Policy Loan, it will continue to be charged the reduced loan rate.	Reduced Rate Policy Loan. Current net annual loan interest rate of 0%: we charge a current interest rate with a 3.5% effective annual yield (guaranteed to not exceed 4%), but we also credit an interest rate with an effective annual yield of 3.5% to any amounts in the Loan Account.

Loan Rules

▪	The Policy must be assigned to us as sole security for the loan.
▪	We will accept a loan request signed by you on our form of Written Notice by mail or facsimile.
▪	We will transfer all loan amounts from the Subaccounts and the Fixed Account to a Loan Account. The amounts will be transferred on a pro rata basis, unless you instruct us otherwise. If the value of an investment option after a transfer pursuant to your instructions is less than $100, the amounts will be transferred on a pro rata basis.
▪	Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest from only Policy investment options you designate; if that is not possible (due to insufficient value in an investment option you elect) or you have not provided such instructions, we will deduct loan interest on a pro-rata basis from balances in all Subaccounts and the Fixed Account.
▪	If Policy debt exceeds Policy value minus the Surrender Charge minus accrued expenses and charges, you must pay the excess or your Policy will lapse.
▪	All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of the loan repayment from the Loan Account and allocate that amount among the Subaccounts and the Fixed Account in the same percentages as net premium is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a loan repayment.
▪	The death benefit will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the Insured's death.
▪	We may defer making a loan for up to six months unless the loan is to pay premiums to us.

A Policy loan, whether or not repaid, will affect the Cash Surrender Value of your Policy over time. We will transfer all loan amounts from the Subaccounts and the Fixed Account to a Loan Account. The Loan Account does not participate in the investment experience of the investment options or receive any higher current interest rate credited to the Fixed Account.

lapse and reinstatement

Guaranteed AGAINST LAPSE – FIRST FIVE POLICY YEARS

We guarantee the Policy will not lapse during its first five Policy Years so long as the Minimum Premium, less partial withdrawals and outstanding loan and loan interest, is paid, even if the Cash Surrender Value is not enough to pay Policy charges due. This feature may be modified or not available in all states.

If the optional Guaranteed Death Benefit is elected, we further guarantee the Policy will not lapse during the Guaranteed Death Benefit Period. See OPTIONAL BENEFITS UNDER THE POLICY.

LAPSE AND GRACE PERIOD

Lapse

Because Policy value can fluctuate depending upon the performance of your selected variable investment options, your Policy can lapse, even if you pay all Planned Periodic Premiums on time.

Lapse of the Policy may result in adverse tax consequences.

See discussion at TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS.

This Policy will lapse with no value when the Policy's cash surrender value is not enough to cover any due but unpaid charges. However, this Policy will not lapse for a guaranteed period if the Guaranteed Death Benefit is in effect. This Policy also will not lapse during a grace period as long as sufficient premium is paid by the end of the grace period to prevent lapse.

Grace Period

If your Policy lapses, we allow you a 61-day grace period to make a premium payment in order to continue the Policy. The grace period begins on the date we mail a notice of the premium necessary to keep this Policy in force. We will mail

Overture Ovation!	30

this notice to you at your current address on record with us and to any assignee on record. Insurance coverage continues during the grace period, but the Policy has no value for purposes of Policy loans, surrenders or transfers. If sufficient premium is not paid by the end of the grace period, the Policy will terminate without value as of the first day of the grace period. If the last Insured dies during the grace period, we will deduct outstanding Policy debt and Policy charges due but not paid from the death benefit proceeds payable.

REINSTATEMENT

If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within three years of the date of lapse. To reinstate, we must receive:

▪	Written application signed by you and the Insureds;
▪	Evidence of the Insured's insurability satisfactory to us, and the insurability of any Insured covered under an optional benefit rider;
▪	Premium at least equal to the greater of:
•	An amount sufficient to bring the Cash Surrender Value after the first Monthly Deduction to an amount greater than zero; or
•	Three times the current Policy Month's monthly deductions.
▪	Repayment of any outstanding Policy debt.

The effective date of reinstatement will be the Policy Month date on or next following the date the reinstatement is approved.

The Specified Amount of the reinstated Policy may not exceed the Specified Amount at the time of lapse. The Policy value on the effective date of reinstatement will equal the Policy value as of the date of lapse. The surrender charge at reinstatement, if any, will be based on the current Policy Year as if the Policy had never terminated.

The Policy cannot be reinstated once it has been fully surrendered.

TAXES

The following is only general information about federal tax law and is not intended as tax advice to any individual. Tax laws affecting the Policy are complex, may change and are affected by your facts and circumstances. We cannot guarantee the tax treatment of the Policy or any transaction involving the Policy. You should consult your own tax adviser as to how these general rules and any applicable taxes will apply to you if you purchase a Policy.

LIFE INSURANCE QUALIFICATION; TAX TREATMENT OF DEATH BENEFIT

The Internal Revenue Code, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about how those tests apply to the Policy.

Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

▪	you should not be considered in constructive receipt of the Cash Surrender Value, including any increases in Cash Surrender Value, unless and until it is distributed from the Policy and
▪	the death benefit generally should be fully excludable from the Beneficiary's gross income; however, special rules apply to employer owned life insurance or if the Policy is transferred for value, particularly in a reportable policy sale. The death benefit of the life insurance owned by an employer is taxable unless the Insured is a certain class of employee and has been given notice and has consented to coverage on his life. Specific statutory requirements must be satisfied for the death benefit of employer owned life insurance to be excluded from taxable income.

We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. Distributions from a modified endowment contract are taxed under different rules, most notably distributions are treated as from income first (to the extent of any gain in the contract) then from cost basis. There are other differences related to modified endowment contracts, such as loans being treated as a distribution (see Tax Treatment of Loans and Other Distributions below). The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Policy value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.
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A Policy issued in exchange for a modified endowment contract is also treated as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance Policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

SPECIAL CONSIDERATIONS FOR CORPORATIONS AND EMPLOYERS

Premium paid by a business for a life insurance Policy is not deductible as a business expense or otherwise if the business is directly or indirectly a Beneficiary of the Policy. For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from the Policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the Policy's Cash Surrender Value are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes. In 2006, Congress adopted new rules relating to Employer Owned Life Insurance. Any employer contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor regarding the Employee Notice and Consent requirements to avoid the income taxation of the life insurance death benefits.

TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS

Upon a surrender or lapse of the Policy, if the amount received plus any outstanding Policy debt exceeds the total cost basis in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

"Cost Basis in the Policy" means: ▪ the total of any premium payments or other consideration paid for the Policy, minus ▪ any withdrawals previously recovered that were not taxable.

Distributions from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:

▪	All distributions, including surrenders and partial withdrawals, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy value immediately before the distribution over the cost basis in the Policy at such time.
▪	Loans from or secured by the Policy are treated as distributions and taxed accordingly. If you do not repay loan interest, the loan interest itself is treated as a distribution.
▪	A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59½, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the cost basis in the Policy and then, only after the return of all such cost basis in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy).

Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that reduced rate loans could be treated as distributions rather than loans.

Distributions (including upon surrender and partial withdrawals) and loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax rule. If a Policy is not now but later becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change will become taxable pursuant to modified endowment contract rules.

OTHER POLICY OWNER TAX MATTERS

Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial or full surrender, a lapse, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer and other tax consequences of ownership or receipt of distributions from a Policy depend on the circumstances of each Owner or Beneficiary.

Interest paid on Policy loans generally is not tax deductible.

Aggregation of modified endowment contracts. Pre-death distributions (including a loan, partial surrender, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within any 12-month period, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the Beneficiary's individual circumstance.

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Diversification requirements. Investments of the Separate Account must be "adequately diversified" for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with diversification requirements could subject you to immediate taxation on the incremental increases in Policy value plus the cost of insurance protection for the year. However, we believe the Policy complies fully with such requirements.

Owner control. The Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Separate Account may cause you, rather than us, to be treated as the owner of the assets in the Separate Account. To date, no such regulations or guidance has been issued. If you are considered the Owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that owners were not owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Policy values. These differences could result in you being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Separate Account.

Paid-Up Life Insurance Benefit Endorsement. Electing this benefit may have adverse tax consequences. The Internal Revenue Service has not ruled on the use of this endorsement. We strongly urge you to consult legal counsel and your personal tax adviser before electing this benefit.

Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this Policy for the arrangement.

LEGAL PROCEEDINGS

We and our subsidiaries, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Certain of the proceedings we are involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Separate Account, our ability to meet our obligations under the Policies, or AIC's ability to perform its obligations. Nonetheless, given the large or indeterminate amounts sought in certain of these matters, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could from time to time have a material adverse effect on any or all of the above.

financial statements

Our financial statements are included in a Statement of Additional Information ("SAI"). For information on how to obtain copies of these financial statements, at no charge, see the STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT provision on the last page of this prospectus.

DISTRIBUTION OF THE POLICY

Our underwriter and affiliate, Ameritas Investment Company, LLC enters into contracts with its own representatives to sell Policies and with various unaffiliated broker-dealers ("Distributors") to also distribute Policies through their own representatives. Total commission paid for the Policies and other information about distribution compensation can be found in this Policy’s Statement of Additional Information ("SAI"). Instructions to obtain an SAI are on the last page of this prospectus. It is also fair for you to ask a representative about the commission they earn for the sale of a Policy. Information about compensation we pay helps you determine whether a representative may have an incentive to recommend our product over another. In addition to regularly scheduled commission, which is indirectly paid for by certain Policy charges, distribution compensation can include periodic cash incentives paid based upon sales goals. We may enter into special compensation or reimbursement arrangements with certain broker-dealers for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. We may also pay other distribution expenses, marketing support allowances, conference sponsorship fees and production incentive bonuses. The list of broker-dealers to whom we pay conference sponsorship fees (typically ranging from $10,000 to $25,000) and marketing support allowances may change from time to time. In calendar year 2020 we paid no conference sponsorship fees. Any additional compensation is paid out of our own assets and will not result in any additional direct charge to you.

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appendix A: Portfolio companies available under the POLICY

The following is a list of portfolio companies available under the Policy. More information about the portfolio companies is available in the prospectuses for the portfolio companies, which may be amended from time to time and can be found online at https://www.ameritas.com/investments/fund-prospectuses. You can also request this information at no cost by calling 800-745-1112 or by sending an email request to ALICTD@ameritas.com.

The current expenses and performance information below reflects fees and expenses of the portfolios, but do not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio's past performance is not necessarily an indication of future performance.

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses*	Average Annual Total Returns As of 12/31/2020
			1 year	5 year	10 year
Current income and long-term capital appreciation.	Alger Balanced Portfolio, Class I-2, Fred Alger Management, LLC	1.07%	10.23%	9.79%	8.05%
Capital growth by investing in common stocks. Income is a secondary objective.	American Century VP Disciplined Core Value Fund, Class I, American Century Investment Management, Inc.	0.70%	11.81%	12.02%	11.64%
Long-term capital growth. Income is a secondary objective.	American Century VP Mid Cap Value Fund, Class I, American Century Investment Management, Inc.	0.85%	1.21%	9.34%	10.42%
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400®Index (S&P 400 Index). [2]	BNY Mellon MidCap Stock Portfolio, Service Shares, BNY Mellon Investment Adviser, Inc.	1.12%	7.85%	7.63%	9.75%
Investing to correspond with the returns of the MSCI EAFE Index.	Calvert VP EAFE International Index Portfolio, Class I, Calvert Research and Management	0.48%	7.77%	7.20%	4.89%
Investing to correspond with the returns of the Bloomberg Barclays U.S. Aggregate Bond Index.	Calvert VP Investment Grade Bond Index Portfolio, Class I, Calvert Research and Management / Ameritas Investment Partners, Inc. ("AIP") [3]	0.32%	7.34%	4.24%	3.62%
Investing to correspond with the returns of the NASDAQ 100 Index.	Calvert VP Nasdaq 100 Index Portfolio, Class I, Calvert Research and Management / AIP [3]	0.48%	48.23%	23.63%	19.94%
Investing to correspond with the returns of the Russell 2000 Index.	Calvert VP Russell 2000 Small Cap Index Portfolio, Class I, Calvert Research and Management / AIP [3]	0.39%	19.64%	12.93%	10.64%
Investing to correspond with the returns of the S&P 500 Index.	Calvert VP S&P 500 Index Portfolio, Calvert Research and Management / AIP [2,3]	0.28%	18.10%	14.87%	13.49%
Investing to correspond with the returns of the S&P MidCap 400 Index.	Calvert VP S&P MidCap 400 Index Portfolio, Class I, Calvert Research and Management / AIP [2,3]	0.33%	13.32%	12.00%	11.06%
Total return.	Calvert VP SRI Balanced Portfolio, Class I, Calvert Research and Management	0.63%	15.26%	11.01%	9.44%
Long-term capital appreciation.	Calvert VP SRI Mid Cap Portfolio [1], Calvert Research and Management	0.99%	12.25%	11.03%	10.60%
Income and growth.	Calvert VP Volatility Managed Moderate Growth Portfolio, Class F, Calvert Research and Management / AIP [3]	0.89%	3.82%	7.04%	--**
Current income.	Calvert VP Volatility Managed Moderate Portfolio, Class F, Calvert Research and Management / AIP [3]	0.88%	5.28%	6.79%	--**
Long-term capital growth.	DWS International Growth VIP, Class A, DWS Investment Management Americas, Inc.	0.92%	22.69%	11.78%	7.90%
Long-term capital appreciation.	DWS Small Mid Cap Value VIP, Class A, DWS Investment Management Americas, Inc.	0.84%	-0.80%	5.51%	6.94%
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Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses*	Average Annual Total Returns As of 12/31/2020
			1 year	5 year	10 year
Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity® VIP Asset Manager Portfolio, Initial Class [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.60%	14.87%	8.62%	7.35%
Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.	Fidelity® VIP Asset Manager: Growth Portfolio, Initial Class [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.69%	17.27%	10.12%	8.56%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio, Initial Class [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.61%	30.57%	16.19%	13.52%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index. [2]	Fidelity® VIP Equity-Income PortfolioSM, Initial Class [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.53%	6.69%	10.69%	10.17%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio, Initial Class [4,5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.24%	0.32%	0.97%	0.52%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio, Initial Class [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.62%	43.89%	21.32%	17.25%
Seeks a high level of current income, while also considering growth of capital.	Fidelity® VIP High Income Portfolio, Initial Class [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.67%	2.75%	6.99%	5.58%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio, Initial Class [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.39%	9.39%	5.43%	4.34%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio, Initial Class [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.62%	18.19%	11.07%	9.50%
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio, Initial Class [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund and FMR Investment Management (UK) Limited (FMR UK).	0.79%	15.61%	9.25%	6.82%
Seeks to maximize income while maintaining prospects for capital appreciation.	FTVIPT Franklin Income VIP Fund, Class 2, Franklin Advisers, Inc.	0.72%	0.69%	6.94%	5.98%
Seeks high current income, consistent with preservation of capital, with capital appreciation as secondary.	FTVIPT Templeton Global Bond VIP Fund, Class 2, Franklin Advisers, Inc.	0.74%	-5.28%	0.66%	1.56%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund, Series I, Invesco Advisers, Inc.	0.80%	40.69%	19.40%	15.92%
Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.	Invesco V.I. Global Core Equity Fund, Series I, Invesco Advisers, Inc. / Invesco Canada Ltd.	1.00%	13.23%	9.52%	6.86%
Total return through growth of capital and current income.	Invesco V.I. Global Real Estate Fund, Series I, Invesco Advisers, Inc. / Invesco Asset Management Limited	1.04%	-12.32%	3.15%	4.96%
Long-term growth of capital.	Invesco V.I. International Growth Fund, Series I, Invesco Advisers, Inc.	0.92%	14.00%	8.82%	6.72%
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Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses*	Average Annual Total Returns As of 12/31/2020
			1 year	5 year	10 year
To seek to provide total return through a combination of capital appreciation and current income.	Ivy VIP Balanced, Class II, Ivy Investment Management Company	1.03%	14.11%	8.90%	8.90%
Seeks total return with an emphasis on high current income, but also considering capital appreciation.	MFS® Income Portfolio, Initial Class, Massachusetts Financial Services Company	0.75%	9.35%	6.58%	5.04%
Seeks capital appreciation.	MFS® New Discovery Series, Initial Class, Massachusetts Financial Services Company	0.91%	45.89%	22.98%	14.70%
Seeks capital appreciation.	MFS® Research International Portfolio, Initial Class, Massachusetts Financial Services Company	0.96%	12.95%	9.61%	5.97%
Seeks total return.	MFS® Total Return Series, Initial Class, Massachusetts Financial Services Company	0.61%	9.81%	8.86%	8.34%
Seeks total return.	MFS® Utilities Series, Initial Class, Massachusetts Financial Services Company	0.79%	5.90%	11.37%	9.20%

*	Current Expenses take into account expense reimbursement or fee waiver arrangements in place. Annual expenses for the fund for the year ended December 31, 2020, reflect temporary fee reductions under such an arrangement.
**	Life of fund performance:
Calvert VP Volatility Managed Growth Portfolio, Class F  5.52% (inception date 4/30/13)
Calvert VP Volatility Managed Moderate Portfolio, Class F 5.43% (inception date 4/30/13)
1	This portfolio is closed to new investments. Funds may remain invested in the Subaccount. Transfers or withdrawals from this portfolio cannot be reinvested in the portfolio.
2	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's® and Standard & Poor's® makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's® as set forth in the Licensing Agreement between us and Standard & Poor's®.
3	Ameritas Investment Partners, Inc. is an affiliate of Ameritas Life.
4	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
5	FIDELITY, Contrafund and Equity-Income are registered service marks of FMR LLC. Used with permission.

Overture Ovation!	36

APPENDIX B: STATE SPECIFIC POLICY SPECIFICATIONS

STANDARD POLICY INFORMATION
Free Look Provision:	If allowed by state law, the amount of the refund will equal the sum of all charges deducted from premiums paid, plus the net premiums allocated to the Fixed Account and to the Separate Account adjusted by investment gains and losses. Otherwise, the amount of the refund will equal the gross premiums paid.

NOTABLE STATE VARIANCES
CO	Free Look Provision: 15 day free look
CA	Special Policy Cover: Seniors Age 60 and Over with 30 day free look.
CT	Free Look Provision: The amount of the refund will equal the gross premiums paid.
FL	Grace Period: 31 day grace period
GA	Free Look Provision: The amount of the refund will equal the gross premiums paid.
ID	Free Look Provision: 20 day free look
IL	Free Look Provision: The amount of the refund will equal the gross premiums paid.
KS	Free Look Provision:
The amount of the refund will be equal to the sum of:
(1) the difference between the premiums paid, including any Policy fees or other charges and the amounts allocated to any separate accounts under the Policy; and
(2) the value of the amounts allocated to any separate accounts under the Policy on the date the returned Policy is received by us or the selling agent.
MA	Policy: Must always issue as unisex Policy. Free Look Provision: The amount of the refund will equal the gross premium paid.
MI	Free Look Provision: The amount of the refund will equal the gross premiums paid.
MN	Free Look Provision: The Insured must return all payments made for this Policy within ten days after it receives notice of cancellation and the returned Policy.
MO	Free Look Provision: The amount of the refund will equal the gross premiums paid.
MT	Policy: Must always issue as unisex Policy.
NC	Free Look Provision: The amount of the refund will equal the gross premium paid less any withdrawals.
ND	Free Look Provision: 20 day free look
NJ	Free Look Provision: The amount of the refund will equal the sum of all charges deducted from premiums paid, plus the net premiums allocated to the Fixed Account and to the Separate Account adjusted by investment gains and losses.
OK	Free Look Provision: The amount of the refund will equal the gross premiums paid.
PA	Free Look Provision: The amount of the refund will equal the sum of all charges deducted from premiums paid, plus the net premiums allocated to the Fixed Account and to the Separate Account adjusted by investment gains and losses.
SC	Free Look Provision: 20 day free look
TX	Free Look Provision: The amount of the refund will equal the gross premiums paid.
UT	Free Look Provision: The amount of the refund will equal the gross premiums paid.
VT	Free Look Provision: The amount of the refund will equal the gross premiums paid.
WV	Free Look Provision: The amount of the refund will equal the gross premiums paid.

Overture Ovation!	37

illustrations

Illustrations are tools that can help demonstrate how the Policy operates, given the Policy's charges, investment options and any optional features selected, how you plan to accumulate or access Policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy's death benefits, Cash Surrender Values and Policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your sales representative or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation.

statement of additional information registration statement

A Statement of Additional Information ("SAI") with the same date as this prospectus contains other information about us and the Policy. You may obtain a copy without charge upon request to our toll-free telephone number 800-745-1112.

reports to you

We will send you a statement at least annually showing your Policy's death benefit, Policy value and any outstanding Policy loan balance. If your Policy activity is limited to scheduled periodic premiums automatically deducted from your bank or investment account or other systematic transfer programs, you will also receive a quarterly report, which will be confirmation of premium payments and regular monthly deductions. We will confirm any other premium payments, Policy loans, Subaccount transfers, lapses, surrender, partial withdrawals, and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.

Also, reports and other information about the Separate Account are available on the SEC's website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

FINRA PUBLIC DISCLOSURE PROGRAM

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program Services.

THANK YOU

for reviewing this prospectus. You should also review the fund prospectus for the portfolio underlying each Subaccount variable investment option you wish to select.

IF YOU HAVE QUESTIONS,

About the Policy described in this prospectus, or wish to request a Statement of Additional information,

contact your sales representative, or write or telephone us at:

Ameritas Life Insurance Corp.

Service Center

P.O. Box 81889

Lincoln, Nebraska 68501

Or 5900 O Street

Lincoln, Nebraska 68510

Toll-Free Telephone: 800-745-1112

Fax: 402-467-7335

Interfund Transfer Request Fax: 402-467-7923

Website: Ameritas.com

REMEMBER, THE CORRECT FORM is important for us to process your Policy elections and changes accurately. Many service forms can be found when you access your account through our website. Or, call us at the toll-free number and we will send you the form you need.

© 2021 Ameritas Life Insurance Corp.	SEC Registration # 811-04473
Class /Contract # C000050473
File # 333-142494

Overture Ovation!	38

Statement of Additional Information: May 1, 2021
to accompany Policy Prospectuses dated: May 1, 2021

Variable Life Insurance Policies:
Overture Life SPVUL	Corporate Benefit VUL
Univar	Overture Ovation!
Overture Applause!	Overture Viva!
Overture Applause! II	Protector hVUL
Overture Encore!	Excel Performance VUL
Overture Bravo!	Ameritas Performance II VUL
offered through
Ameritas Variable Separate Account V

TABLE OF CONTENTS	PAGE

Contacting Us. To have questions answered or to send additional premium, contact your sales representative or write or call us at:

Ameritas Life Insurance Corp.

Service Center

P.O. Box 81889

Lincoln, Nebraska 68501

Or

5900 O Street

Lincoln, Nebraska 68510

Telephone: 800-745-1112

Fax: 402-467-7335

ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

GENERAL INFORMATION AND HISTORY	1

SERVICES	2
UNDERWRITER
DISTRIBUTION OF THE POLICY

MORE INFORMATION ON CHARGES	4
DISTRIBUTION OF MATERIALS
ADVERTISING
PERFORMANCE DATA

LICENSING AGREEMENT	5
FINANCIAL STATEMENTS

Ameritas® and the bison design are registered service marks of Ameritas Life Insurance Corp.

This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the Policy prospectus and should be read together with the prospectus. The Policy prospectus may be obtained from our Service Center by writing us at P.O. Box 81889, Lincoln, Nebraska 68501, by e-mailing us or accessing it through our website at https://www.ameritas.com/investments/variable-product-performance-prospectus, or by calling us at 800-745-1112. Defined terms used in the current prospectus for the Policies are incorporated in this Statement.

GENERAL INFORMATION AND HISTORY

Ameritas Variable Separate Account V is a separate investment account of Ameritas Life Insurance Corp. ("We, us, our, Ameritas Life, Depositor"). We are engaged in the business of issuing life insurance and annuities, group dental, vision and hearing care insurance, retirement plans and 401(k) plans throughout the United States (except New York). We are a stock life insurance company organized under the insurance laws of the State of Nebraska since 1887. We are wholly owned by Ameritas Holding Company ("AHC"), a Nebraska stock insurance holding company. AHC is wholly owned by Ameritas Mutual Holding Company ("Ameritas"), a Nebraska mutual insurance holding company. Ameritas is a diversified family of financial services businesses. For a complete list of the Ameritas companies and their products and services, visit the Ameritas website at ameritas.com. Each Ameritas company is solely responsible for its own financial condition and contractual obligations.

The Registrant is Ameritas Variable Separate Account V (the "Registrant"), a segregated asset account of Ameritas Life established to receive and invest your Premiums. Ameritas Life established the Separate Account on November 6, 1996 under the laws of the State of Nebraska, in accordance with resolutions set forth by the Ameritas Life Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. This registration does not

Ameritas Variable Separate Account V	SAI: 1	Statement of Additional Information

mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Services

Affiliates of Ameritas Life may provide administrative services, including but not limited to third party administrative services, policy administration and other operation support services, claims administration, and development and maintenance of software, to Ameritas Life relating to policies offered by its separate accounts, including Ameritas Variable Separate Account V. On January 1, 2020, Ameritas Life entered into a Second Amended and Restated General Administrative Services Agreement (the "Agreement"), under which administrative services relating to policies offered by the Ameritas Life separate accounts may be provided by affiliates of Ameritas Life. The parties to the Agreement are Ameritas Life, AHC, Ameritas Investment Partners, Inc., Ameritas Investment Company, LLC, Calvert Investments, Inc., Variable Contract Agency, LLC, and Ameritas Advisory Services, LLC. All parties to the Agreement are wholly owned subsidiaries of AHC or Ameritas Life, or have since been dissolved by wholly owned subsidiaries of AHC. Ameritas Life made no payments for administrative services provided by affiliated companies in 2018, 2019, or 2020.

Matters of state and federal law pertaining to the policies have been reviewed by the Ameritas Life legal staff.

UNDERWRITER

Policies are distributed by Ameritas Investment Company, LLC, 5900 O Street, Lincoln, Nebraska 68510 (formerly Ameritas Investment Corp. which served as underwriter until its conversion to a limited liability company in January, 2020). Beginning in 2020, Ameritas Investment Company, LLC (the "Underwriter") served as Underwriter and distributor for the Policies in Ameritas Variable Separate Account V. Ameritas Investment Company, LLC is a wholly owned subsidiary of ours. Ameritas Investment Company LLC enters into contracts with various broker-dealers ("Distributors") to distribute policies.

YEAR:	2018	2019	2020
Variable life insurance commission the Depositor paid to the Underwriter* that was paid to other broker-dealers and representatives (not kept by the Underwriter.)	$2,174,036	$2,079,238	$2,085,681
Variable life insurance compensation earned and kept by the Underwriter.*	$197	$143	$0
Fees the Depositor paid to the Underwriter.* for variable life insurance Principal Underwriter services.	$119,864	$275,674	$305,981

*Ameritas Investment Corp. in 2018 and 2019; Ameritas Investment Company, LLC, in 2020.

DISTRIBUTION OF THE POLICY

We pay commissions for the sale of the Policies. Our underwriter and affiliate, Ameritas Investment Company, LLC enters into contracts with its own representatives to sell Policies and with various unaffiliated broker-dealers ("Distributors") to also distribute Policies through their own representatives. Because representatives of Distributors are also insurance agents for other Ameritas Life Insurance Corp. products, as well as for Ameritas Life Insurance Corp. of New York ("Ameritas companies"), they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Ameritas companies offer. These programs may include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help representatives qualify for such benefits. Representatives may receive other payments from Ameritas companies for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, the Distributor's representatives who meet certain Ameritas companies productivity, persistency and length of service standards may be eligible for additional compensation. These benefits, programs or payments do not result in any additional charges under the Policy other than those described in the prospectus CHARGES sections.

Distribution Compensation for Currently Sold Products

Ameritas Performance II VUL: We pay commissions for the sale of the Policies. The maximum commissions payable are: 118.5% of premiums up to the target premium and 6.42% of premiums above that amount paid in the first Policy Year; 4% of premium paid in Policy Years 2 through 10; and 2% of

Ameritas Variable Separate Account V	SAI: 2	Statement of Additional Information

premium paid thereafter as a service fee. For an increase in specified amount, we will pay first-year commission on any increase in Planned Periodic Premium that occurs during the Policy Year of the increase in specified amount. Substandard risks and riders, to the extent they affect target premiums, may result in additional compensation. We will pay agents commissions after the first year, called "trail" commissions, up to a maximum annual rate of 0.25% of unborrowed account value. Additional amounts may be paid and expenses may be reimbursed based on various factors. Other selling broker-dealers will share commissions and additional amounts received for sales of the Policies with their sales representatives involved in the sales in accordance with their rules and policies for compensating sales representatives.

Distribution Compensation for Products No Longer Being Sold

Excel Performance VUL: If the Accounting Benefit Rider ("ABR") is not selected, the maximum commissions payable are: 105% of premiums up to the target premium and 4% of premiums above that amount paid in the first Policy Year; 4% of premium paid in Policy Years 2 through 10; and 2% of premium paid thereafter as a service fee. If the ABR is selected, the maximum commissions payable are: 105% of first-year premium allocated to the base Policy up to the base Policy target premium; 35% of first-year premium allocated to the ABR up to the ABR target premium; 4% of first-year premium in excess of the sum of the base and ABR target premiums; 25% of premium allocated to the ABR up to the ABR target premium in each of Policy Years 2 through 5; 4% of premium on any additional premium paid in each of Policy Years 2 through 5; 4% of premium paid in Policy Years 6 through 10; and 2% of premium paid thereafter as a service fee. The Supplemental Coverage Rider ("SCR") does not affect target premium and does not have premiums allocated to it. For an increase in specified amount, we will pay first-year commission on any increase in Planned Periodic Premium that occurs during the Policy Year of the increase in specified amount. Substandard risks and riders, to the extent they affect target premiums, may result in additional compensation. We will pay agents commissions after the first year, called "trail" commissions, up to a maximum annual rate of 0.25% of unborrowed account value. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Overture Applause!, Overture Applause! II, and Overture Encore!: During the first Policy Year, the commission may equal an amount up to 100% (105% for Encore!) of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium.

For Policy Years two through seven, the commission may equal an amount up to 4% (2% for Encore!) of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.

Overture Life SPVUL: During the first Policy Year, the commission may equal an amount up to 105% of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.

Corporate Benefit VUL: During the first Policy Year, the commission may equal an amount up to 30% of premium in the first year and up to 12% of premium in renewal years. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the sixth Policy Year.

Overture Viva!: Commission may equal an amount up to 140% of premium in the first year and up to 13% of premium in renewal years. Broker-dealers may also receive a service fee up to an annualized rate of 0.5% of the Policy value beginning in the fifth Policy Year.

Overture Bravo!: During the first Policy Year, the commission may equal an amount up to 105% of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.

Overture Ovation!: During the first Policy Year, the commission may equal an amount up to 117% of the first year target premium paid plus the first year cost of any riders and 5% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the accumulation value beginning in the eighth Policy Year.

Protector hVUL: Commission may equal an amount up to 105% of premium in the first year and up to 3% of premium in renewal years. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Policy value beginning in the fifth Policy Year.

Ameritas Variable Separate Account V	SAI: 3	Statement of Additional Information

MORE INFORMATION ON CHARGES

Waiver of Certain Charges

When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding charges charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue, or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and withdrawal charges. Any fee waiver will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any charges may be subject to State approval.

Underwriting Procedure

The Policy’s cost of insurance depends upon the insured’s sex, issue age, risk class, specified amount, and length of time the Policy has been in force. The rates will vary depending upon tobacco use and other risk factors. For Ameritas Performance II VUL, guaranteed cost of insurance rates are based on the gender-distinct 2017 Commissioners Standard Ordinary Age Nearest Birthday Ultimate Mortality Tables. Attained ages 18 and greater will follow smoker-distinct rates while attained ages 0-17 will follow composite rates. For the Excel Performance VUL and Protector hVUL, guaranteed cost of insurance rates are based on the gender-distinct, smoker-distinct 2001 Commissioners Standard Ordinary Age Nearest Birthday Ultimate Mortality Tables. For all other Policies, the guaranteed cost of insurance rates are based on the insured’s attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables without smoker distinction. The maximum rates for the table-rated substandard insureds are based on a multiple (shown in the schedule pages of the Policy) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

The cost of insurance rates, Policy charges, and payment options for Policies issued in Montana, and perhaps other states or in connection with certain employee benefit arrangements, are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

If the rating class for any increase in the specified amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. Decreases may be reflected in the cost of insurance rate, as discussed earlier.

Actual charges made during the Policy Year will be shown in the annual report delivered to Policy Owners.

DISTRIBUTION OF MATERIALS

We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box.

ADVERTISING

From time to time, we may advertise performance information for the Subaccounts and their underlying portfolios. We may also advertise ratings, rankings or other information related to us, the Subaccounts or the underlying portfolios.

We may provide hypothetical illustrations of Policy value, Cash Surrender Value and death benefit based on historical investment returns of the underlying portfolios for a sample Policy based on assumptions as to age, sex and risk class of the insured, and other Policy-specific assumptions.

We may also provide individualized hypothetical illustrations calculated in the same manner as stated above but based upon factors particular to your Policy.

PERFORMANCE DATA

From time to time, we may advertise performance for the Subaccount variable investment options. Performance data is available on our website and is authorized for use with prospective investors only when accompanied or preceded by current product and fund prospectuses containing detailed information about the Policy, investment options, limitations and risks.

Performance returns reflect fees and charges assessed by the fund companies and current mortality and expenses and administrative risk charges deducted from separate account assets. Some portfolio

Ameritas Variable Separate Account V	SAI: 4	Statement of Additional Information

advisers have agreed to limit their expenses; without these limits, performance would have been lower. The returns shown on our website do not reflect the Policy’s transaction fees and periodic charges. If these fees and charges were deducted, the performance quoted would be lower. Yields shown are typically annualized yields. This means the income generated during the measured seven days is assumed to be generated each week over a 52-week period, and not reinvested, and is shown as a percentage of the investment.

We encourage you to obtain a personalized illustration which reflects all charges of the Policy and the impact of those charges upon performance; contact your registered representative or us to obtain an illustration based upon your specific situation. See the Policy prospectus for detailed information about Policy charges and portfolio prospectuses for each portfolio’s expenses.

For periods prior to the date the Policy Subaccount began operation, performance data will be calculated based on the performance of the underlying portfolio and the assumption that the Subaccounts were in existence for the same periods as those indicated for the underlying portfolio with the level of Policy charges that were in effect at the inception of the Subaccount.

Past performance is no guarantee of future results. The return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

LICENSING AGREEMENT

The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee ("Ameritas Life") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the product. S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

The balance sheets – statutory basis of Ameritas Life Insurance Corp., a wholly owned subsidiary of Ameritas Holding Company, which is a wholly owned subsidiary of Ameritas Mutual Holding Company, as of December 31, 2020 and 2019, and the related summary of operations and changes in capital and surplus – statutory basis and statements of cash flows – statutory basis for each of the three years in the period ended December 31, 2020 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and the statements of net assets of each of the subaccounts of Ameritas Variable Separate Account V as of December 31, 2020, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended and the financial highlights for each of the periods in the five years then ended, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein.

Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 1601 Dodge Street, Suite 3100, Omaha, NE 68102.

Our financial statements bear only on our ability to meet our obligations under the Policy, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Ameritas Variable Separate Account V	SAI: 5	Statement of Additional Information

AMERITAS VARIABLE SEPARATE ACCOUNT V

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020

AND FOR EACH OF THE PERIODS IN THE TWO YEARS THEN ENDED
AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyowners of Ameritas Variable Separate Account V

and the Board of Directors of Ameritas Life Insurance Corp.

Lincoln, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 1 which comprise Ameritas Variable Separate Account V (the “Account”) as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the subaccounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 12, 2021

We have served as the Account’s auditor since 1986.

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2020

ASSETS
INVESTMENTS AT FAIR VALUE:

Fidelity Variable Insurance Products (Fidelity):
Fidelity(R) VIP Equity-Income Portfolio(SM), Initial Class (Equity-Income IC) -
953,562.491 shares at $23.90 per share (cost $20,809,945)	$22,790,144
Fidelity(R) VIP Equity-Income Portfolio(SM), Service Class (Equity-Income SC) -
13,910.790 shares at $23.74 per share (cost $300,484)	330,242
Fidelity(R) VIP Growth Portfolio, Initial Class (Growth IC) -
461,571.464 shares at $103.00 per share (cost $23,565,900)	47,541,861
Fidelity(R) VIP Growth Portfolio, Service Class (Growth SC) -
11,420.696 shares at $102.42 per share (cost $603,764)	1,169,708
Fidelity(R) VIP High Income Portfolio, Initial Class (High Income IC) -
2,181,362.219 shares at $5.31 per share (cost $11,975,852)	11,583,033
Fidelity(R) VIP High Income Portfolio, Service Class (High Income SC) -
30,028.686 shares at $5.26 per share (cost $166,971)	157,951
Fidelity(R) VIP Overseas Portfolio, Initial Class (Overseas IC) -
408,028.759 shares at $26.52 per share (cost $7,846,712)	10,820,923
Fidelity(R) VIP Overseas Portfolio, Service Class (Overseas SC) -
8,972.486 shares at $26.40 per share (cost $169,564)	236,874
Fidelity(R) VIP Asset Manager Portfolio, Initial Class (Asset Mgr. IC) -
677,118.624 shares at $17.04 per share (cost $10,293,279)	11,538,101
Fidelity(R) VIP Asset Manager Portfolio, Service Class (Asset Mgr. SC) -
9,930.620 shares at $16.86 per share (cost $151,606)	167,430
Fidelity(R) VIP Investment Grade Bond Portfolio, Initial Class (Inv. Bond IC) -
849,373.542 shares at $14.09 per share (cost $10,921,594)	11,967,673
Fidelity(R) VIP Contrafund(SM) Portfolio, Initial Class (Contrafund IC) -
728,926.916 shares at $48.17 per share (cost $21,208,063)	35,112,410
Fidelity(R) VIP Contrafund(SM) Portfolio, Service Class (Contrafund SC) -
28,137.058 shares at $47.89 per share (cost $838,484)	1,347,484
Fidelity(R) VIP Asset Manager: Growth Portfolio, Initial Class (Asset Mgr. Gr. IC) -
93,686.201 shares at $22.00 per share (cost $1,483,380)	2,061,096
Fidelity(R) VIP Asset Manager: Growth Portfolio, Service Class (Asset Mgr. Gr. SC) -
11,954.242 shares at $21.80 per share (cost $200,494)	260,602
Fidelity(R) VIP Mid Cap Portfolio, Initial Class (Mid Cap IC) -
67,712.605 shares at $38.72 per share (cost $2,098,513)	2,621,832
Fidelity(R) VIP Strategic Income Portfolio, Initial Class (Strategic IC) -
11,086.727 shares at $11.81 per share (cost $127,086)	130,934
Fidelity(R) VIP Government Money Market Portfolio, Initial Class (Money Market) -
11,837,332.820 shares at $1.00 per share (cost $11,837,333)	11,837,333
The Alger Portfolios (Alger):
Alger Balanced Portfolio, Class I-2 (Balanced) -
341,892.300 shares at $17.05 per share (cost $4,643,901)	5,829,264

The accompanying notes are an integral part of these financial statements.

FS-3

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2020

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

The Alger Portfolios (Alger), continued:
Alger Capital Appreciation Portfolio, Class I-2 (Capital App) -
40,329.119 shares at $99.95 per share (cost $3,281,795)	$4,030,895
MFS Variable Insurance Trust (MFS):
MFS(R) Utilities Series, Initial Class (Utilities) -
262,691.409 shares at $35.33 per share (cost $6,983,917)	9,280,887
MFS(R) New Discovery Series, Initial Class (New Discovery) -
280,676.230 shares at $26.96 per share (cost $5,218,698)	7,567,031
MFS(R) Total Return Series, Initial Class (Total Return) -
34,029.526 shares at $26.02 per share (cost $753,127)	885,448
MFS(R) Value Series, Initial Class (Value) -
20,265.019 shares at $20.40 per share (cost $380,193)	413,406
MFS Variable Insurance Trust II (MFS):
MFS(R) Income Portfolio, Initial Class (Strategic) -
190,896.157 shares at $10.51 per share (cost $1,898,750)	2,006,319
MFS(R) Research International Portfolio, Initial Class (Research) -
352,720.678 shares at $18.14 per share (cost $5,441,077)	6,398,353
MFS Variable Insurance Trust III (MFS):
MFS(R) Global Real Estate Portfolio, Initial Class (Global Real Estate) -
0.606 shares at $14.98 per share (cost $9)	9
Morgan Stanley Variable Insurance Fund, Inc. (Van Kampen):
Morgan Stanley VIF Emerging Markets Equity Portfolio, Class I (Emerging Markets) -
592,188.175 shares at $17.73 per share (cost $8,476,310)	10,499,496
Morgan Stanley VIF Global Strategist Portfolio, Class I (Intl. Magnum) -
140,624.668 shares at $10.99 per share (cost $1,480,896)	1,545,465
Morgan Stanley VIF U.S. Real Estate Portfolio, Class I (U.S. Real Estate) -
677,899.162 shares at $17.13 per share (cost $12,326,512)	11,612,413
Morgan Stanley VIF Core Plus Fixed Income Portfolio, Class I (Core+Fixed) -
250.143 shares at $11.72 per share (cost $2,863)	2,932
Calvert Variable Series, Inc. (Calvert):
Calvert VP SRI Balanced Portfolio, Class I (Balanced) -
532,524.231 shares at $2.520 per share (cost $1,102,632)	1,341,961
Calvert VP SRI Mid Cap Portfolio (Mid Cap) -
16,761.348 shares at $34.10 per share (cost $511,775)	571,562
American Century Investments (American Century):
American Century VP Disciplined Core Value Fund Portfolio, Class I (Income & Growth) -
1,301,917.212 shares at $10.28 per share (cost $11,140,199)	13,383,709
American Century VP Value Fund Portfolio, Class I (Value) -
7,819.012 shares at $11.17 per share (cost $58,797)	87,338
American Century VP Mid Cap Value Fund Portfolio, Class I (Mid Cap) -
330,535.457 shares at $20.54 per share (cost $6,124,501)	6,789,198

The accompanying notes are an integral part of these financial statements.

FS-4

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2020

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

AIM Variable Insurance Funds (AIM):
Invesco V.I. International Growth Fund Portfolio, Series I (Intl. Growth) -
151,790.724 shares at $42.52 per share (cost $4,981,771)	$6,454,142
Invesco V.I. Global Real Estate Fund Portfolio, Series I (Global) -
59,907.721 shares at $14.69 per share (cost $945,107)	880,044
Invesco V.I. Small Cap Equity Fund Portfolio, Series I (Small Cap) -
31,496.097 shares at $20.62 per share (cost $583,543)	649,450
Invesco V.I. Global Core Equity Fund Portfolio, Series I (Global Value) -
259,032.449 shares at $11.49 per share (cost $2,593,580)	2,976,283
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund Portfolio, Series I
(Discovery Mid Cap) -
24,220.186 shares at $106.93 per share (cost $1,905,607)	2,589,864
Invesco Oppenheimer V.I. Global Fund Portfolio, Series I (Global Securities) -
39,605.504 shares at $52.12 per share (cost $1,584,291)	2,064,239
Calvert Variable Products, Inc. (Summit):
Calvert VP S&P MidCap 400 Index Portfolio, Class I (S&P MidCap) -
311,932.653 shares at $120.57 per share (cost $25,651,488)	37,609,720
Calvert VP Russell 2000 Small Cap Index Portfolio, Class I (Russell Small Cap) -
354,681.246 shares at $89.92 per share (cost $25,768,276)	31,892,938
Calvert VP Nasdaq 100 Index Portfolio, Class I (Nasdaq-100 Index) -
162,206.941 shares at $122.67 per share (cost $9,017,904)	19,897,925
Calvert VP EAFE International Index Portfolio, Class I (EAFE Intl.) -
129,330.062 shares at $93.77 per share (cost $9,875,569)	12,127,280
Calvert VP Investment Grade Bond Index Portfolio, Class I (Barclays) -
167,505.755 shares at $58.07 per share (cost $9,276,433)	9,727,059
Calvert VP S&P 500 Index Portfolio (S&P 500) -
634,165.597 shares at $165.98 per share (cost $70,491,276)	105,258,806
Calvert VP Volatility Managed Moderate Portfolio, Class F (Moderate) -
153,930.676 shares at $19.10 per share (cost $2,542,919)	2,940,076
Calvert VP Volatility Managed Growth Portfolio, Class F (Growth) -
1,318.557 shares at $20.86 per share (cost $24,573)	27,505
Calvert VP Volatility Managed Moderate Growth Portfolio, Class F (Mod. Growth) -
257,873.436 shares at $19.99 per share (cost $4,413,224)	5,154,890
Third Avenue Variable Series Trust (Third Avenue):
FFI Strategies Portfolio (Value) -
489,740.509 shares at $15.27 per share (cost $8,045,162)	7,478,338
BNY Mellon Investment Portfolios (Dreyfus):
BNY Mellon MidCap Stock Portfolio, Service Shares (MidCap) -
74,571.803 shares at $19.84 per share (cost $1,255,279)	1,479,505

The accompanying notes are an integral part of these financial statements.

FS-5

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2020

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

DWS Variable Series II (Scudder):
DWS Small Mid Cap Value VIP Portfolio, Class A (Small Mid Value) -
96,132.510 shares at $12.00 per share (cost $1,265,523)	$1,153,590
DWS International Growth VIP Portfolio, Class A (Thematic) -
22,216.532 shares at $17.65 per share (cost $288,179)	392,122
DWS Variable Series I (Scudder):
DWS Capital Growth VIP Portfolio, Class A (Capital Growth) -
4,964.683 shares at $42.36 per share (cost $146,714)	210,304
Neuberger Berman Advisers Management Trust (Neuberger Berman):
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class I (Regency) -
23,654.746 shares at $15.40 per share (cost $376,160)	364,283
Neuberger Berman AMT Sustainable Equity Portfolio, Class I (Equity) -
10,307.147 shares at $30.69 per share (cost $268,926)	316,326
T. Rowe Price Equity Series, Inc. (T. Rowe):
T. Rowe Price Blue Chip Growth Portfolio-II (Blue Chip) -
282,616.383 shares at $48.48 per share (cost $6,413,299)	13,701,242
T. Rowe Price Equity Income Portfolio-II (Equity Income) -
5,806.829 shares at $26.10 per share (cost $146,848)	151,558
Franklin Templeton Variable Insurance Products Trust (Franklin Templeton):
Franklin Income VIP Fund Portfolio, Class 2 (Income) -
28,656.149 shares at $15.04 per share (cost $432,649)	430,988
Templeton Global Bond VIP Fund Portfolio, Class 2 (Global Bond) -
245,811.175 shares at $13.82 per share (cost $4,089,095)	3,397,110
Ivy Variable Insurance Portfolios (Ivy):
Ivy VIP Science and Technology Portfolio, Class II (Science) -
44,955.276 shares at $35.8722 per share (cost $1,197,730)	1,612,645
Ivy VIP Balanced Portfolio, Class II (Balanced) -
17,203.877 shares at $8.7094 per share (cost $135,246)	149,835
PIMCO Variable Insurance Trust (Pimco):
PIMCO Total Return Portfolio, Administrative Class (Total Return) -
265,223.867 shares at $11.59 per share (cost $2,946,548)	3,073,945
PIMCO Low Duration Portfolio, Administrative Class (Low Duration) -
90,981.911 shares at $10.38 per share (cost $938,755)	944,392
PIMCO Real Return Portfolio, Advisor Class (Real Return) -
22,161.332 shares at $13.92 per share (cost $299,127)	308,486
ALPS Variable Investment Trust (Ibbotson):
Morningstar Balanced ETF Asset Allocation Portfolio, Class II (Balanced) -
47,642.243 shares at $11.24 per share (cost $518,602)	535,499

The accompanying notes are an integral part of these financial statements.

FS-6

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2020

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

ALPS Variable Investment Trust (Ibbotson), continued:
Morningstar Growth ETF Asset Allocation Portfolio, Class II (Growth) -
16,917.404 shares at $11.46 per share (cost $178,908)	$193,873
Morningstar Income and Growth ETF Asset Allocation Portfolio, Class II (Income) -
32,768.633 shares at $11.02 per share (cost $353,829)	361,110
American Funds Insurance Series:
American Funds IS New World Fund(R) Portfolio, Class 2 (IS New World) -
65.022 shares at $31.25 per share (cost $1,765)	2,032

NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS	$530,428,721

The accompanying notes are an integral part of these financial statements.

FS-7

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	Equity-Income
	IC

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$371,088
Mortality and expense risk charge	(108,747)
Net investment income(loss)	262,341

Realized gain(loss) on investments:
Net realized gain distributions	938,709
Net realized gain(loss) on sale of fund shares	(29,246)
Net realized gain(loss)	909,463

Change in unrealized appreciation/depreciation	23,597

Net increase(decrease) in net assets resulting
from operations	$1,195,401

	Equity-Income IC

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$262,341	$307,176
Net realized gain(loss)	909,463	1,388,012
Net change in unrealized appreciation/depreciation	23,597	3,413,454
Net increase(decrease) in net assets resulting
from operations	1,195,401	5,108,642

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	899,479	911,636
Subaccounts transfers (including fixed account), net	(848,503)	(175,377)
Transfers for policyowner benefits and terminations	(765,886)	(1,017,869)
Policyowner maintenance charges	(1,118,679)	(1,172,014)
Net increase(decrease) from policyowner transactions	(1,833,589)	(1,453,624)

Total increase(decrease) in net assets	(638,188)	3,655,018
Net assets at beginning of period	23,428,332	19,773,314
Net assets at end of period	$22,790,144	$23,428,332

The accompanying notes are an integral part of these financial statements.

FS-8

Fidelity
Equity-Income
SC		Growth IC		Growth SC

2020		2020		2020

$5,084		$29,223		$579
(1,392)		(230,469)		(4,501)
3,692		(201,246)		(3,922)

13,328		3,721,926		89,749
(676)		1,606,637		55,855
12,652		5,328,563		145,604

2,434		9,560,232		218,334

$18,778		$14,687,549		$360,016

Equity-Income SC		Growth IC		Growth SC

2020	2019	2020	2019	2020	2019

$3,692	$4,262	$(201,246)	$(122,533)	$(3,922)	$(2,917)
12,652	20,630	5,328,563	3,184,305	145,604	111,176
2,434	48,448	9,560,232	6,363,917	218,334	156,344

18,778	73,340	14,687,549	9,425,689	360,016	264,603

13,191	13,717	1,173,957	1,211,756	10,394	11,022
25,784	(12,042)	(656,301)	(278,544)	(10,200)	(80,897)
(23,227)	(33,944)	(1,632,430)	(1,925,552)	(104,025)	(65,238)
(22,222)	(20,903)	(1,838,101)	(1,739,540)	(36,187)	(33,915)
(6,474)	(53,172)	(2,952,875)	(2,731,880)	(140,018)	(169,028)

12,304	20,168	11,734,674	6,693,809	219,998	95,575
317,938	297,770	35,807,187	29,113,378	949,710	854,135
$330,242	$317,938	$47,541,861	$35,807,187	$1,169,708	$949,710

FS-9

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	High Income
	IC

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$551,686
Mortality and expense risk charge	(61,694)
Net investment income(loss)	489,992

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(59,161)
Net realized gain(loss)	(59,161)

Change in unrealized appreciation/depreciation	(210,933)

Net increase(decrease) in net assets resulting
from operations	$219,898

	High Income IC

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$489,992	$508,676
Net realized gain(loss)	(59,161)	(31,632)
Net change in unrealized appreciation/depreciation	(210,933)	1,002,367
Net increase(decrease) in net assets resulting
from operations	219,898	1,479,411

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	750,631	813,340
Subaccounts transfers (including fixed account), net	358,240	251,156
Transfers for policyowner benefits and terminations	(480,322)	(855,395)
Policyowner maintenance charges	(628,830)	(672,149)
Net increase(decrease) from policyowner transactions	(281)	(463,048)

Total increase(decrease) in net assets	219,617	1,016,363
Net assets at beginning of period	11,363,416	10,347,053
Net assets at end of period	$11,583,033	$11,363,416

The accompanying notes are an integral part of these financial statements.

FS-10

Fidelity
High Income
SC		Overseas IC		Overseas SC

2020		2020		2020

$7,562		$42,084		$715
(867)		(49,464)		(975)
6,695		(7,380)		(260)

-		42,512		916
(1,853)		97,368		1,691
(1,853)		139,880		2,607

(2,381)		1,273,869		27,806

$2,461		$1,406,369		$30,153

High Income SC		Overseas IC		Overseas SC

2020	2019	2020	2019	2020	2019

$6,695	$7,708	$(7,380)	$103,450	$(260)	$2,190
(1,853)	(4,583)	139,880	420,086	2,607	8,215
(2,381)	27,245	1,273,869	1,675,563	27,806	34,840

2,461	30,370	1,406,369	2,199,099	30,153	45,245

4,885	6,398	453,619	470,636	6,454	5,991
2,979	65,220	(73,297)	(180,795)	(360)	(665)
(984)	(160,656)	(369,863)	(523,590)	(277)	-
(16,840)	(18,357)	(489,605)	(501,416)	(9,895)	(10,652)
(9,960)	(107,395)	(479,146)	(735,165)	(4,078)	(5,326)

(7,499)	(77,025)	927,223	1,463,934	26,075	39,919
165,450	242,475	9,893,700	8,429,766	210,799	170,880
$157,951	$165,450	$10,820,923	$9,893,700	$236,874	$210,799

FS-11

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Asset Mgr. IC

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$158,921
Mortality and expense risk charge	(66,561)
Net investment income(loss)	92,360

Realized gain(loss) on investments:
Net realized gain distributions	140,059
Net realized gain(loss) on sale of fund shares	10,619
Net realized gain(loss)	150,678

Change in unrealized appreciation/depreciation	1,194,269

Net increase(decrease) in net assets resulting
from operations	$1,437,307

	Asset Mgr. IC

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$92,360	$121,561
Net realized gain(loss)	150,678	410,433
Net change in unrealized appreciation/depreciation	1,194,269	1,189,280
Net increase(decrease) in net assets resulting
from operations	1,437,307	1,721,274

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	462,779	510,789
Subaccounts transfers (including fixed account), net	(295,307)	(115,886)
Transfers for policyowner benefits and terminations	(443,691)	(410,493)
Policyowner maintenance charges	(723,141)	(723,660)
Net increase(decrease) from policyowner transactions	(999,360)	(739,250)

Total increase(decrease) in net assets	437,947	982,024
Net assets at beginning of period	11,100,154	10,118,130
Net assets at end of period	$11,538,101	$11,100,154

The accompanying notes are an integral part of these financial statements.

FS-12

Fidelity

Asset Mgr. SC		Inv. Bond IC		Contrafund IC

2020		2020		2020

$2,197		$255,852		$76,656
(655)		(58,253)		(161,240)
1,542		197,599		(84,584)

1,983		4,350		158,921
(96)		72,599		945,655
1,887		76,949		1,104,576

16,905		687,351		7,271,934

$20,334		$961,899		$8,291,926

Asset Mgr. SC		Inv. Bond IC		Contrafund IC

2020	2019	2020	2019	2020	2019

$1,542	$1,712	$197,599	$243,090	$(84,584)	$(33,986)
1,887	4,015	76,949	22,361	1,104,576	3,485,920
16,905	18,794	687,351	713,963	7,271,934	3,750,175

20,334	24,521	961,899	979,414	8,291,926	7,202,109

5,153	5,153	808,540	838,896	1,456,286	1,485,920
15	508	(12,078)	299,671	(1,398,753)	(104,467)
-	(40,934)	(536,588)	(662,024)	(902,448)	(1,585,953)
(2,337)	(2,160)	(839,536)	(852,741)	(1,715,235)	(1,638,747)
2,831	(37,433)	(579,662)	(376,198)	(2,560,150)	(1,843,247)

23,165	(12,912)	382,237	603,216	5,731,776	5,358,862
144,265	157,177	11,585,436	10,982,220	29,380,634	24,021,772
$167,430	$144,265	$11,967,673	$11,585,436	$35,112,410	$29,380,634

FS-13

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Contrafund SC

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$1,817
Mortality and expense risk charge	(6,092)
Net investment income(loss)	(4,275)

Realized gain(loss) on investments:
Net realized gain distributions	6,307
Net realized gain(loss) on sale of fund shares	60,397
Net realized gain(loss)	66,704

Change in unrealized appreciation/depreciation	262,054

Net increase(decrease) in net assets resulting
from operations	$324,483

	Contrafund SC

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(4,275)	$(2,360)
Net realized gain(loss)	66,704	156,942
Net change in unrealized appreciation/depreciation	262,054	145,395
Net increase(decrease) in net assets resulting
from operations	324,483	299,977

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	24,311	21,981
Subaccounts transfers (including fixed account), net	(33,012)	(36,209)
Transfers for policyowner benefits and terminations	(69,179)	(89,818)
Policyowner maintenance charges	(77,616)	(63,897)
Net increase(decrease) from policyowner transactions	(155,496)	(167,943)

Total increase(decrease) in net assets	168,987	132,034
Net assets at beginning of period	1,178,497	1,046,463
Net assets at end of period	$1,347,484	$1,178,497

The accompanying notes are an integral part of these financial statements.

FS-14

Fidelity
Asset Mgr.		Asset Mgr.
Gr. IC		Gr. SC		Mid Cap IC

2020		2020		2020

$20,591		$2,390		$13,969
(10,371)		(1,008)		(12,117)
10,220		1,382		1,852

26,477		3,193		-
68,422		529		(4,478)
94,899		3,722		(4,478)

193,575		31,991		400,524

$298,694		$37,095		$397,898

Asset Mgr. Gr. IC		Asset Mgr. Gr. SC		Mid Cap IC

2020	2019	2020	2019	2020	2019

$10,220	$18,364	$1,382	$2,212	$1,852	$5,842
94,899	117,986	3,722	8,970	(4,478)	235,461
193,575	230,740	31,991	25,607	400,524	199,485

298,694	367,090	37,095	36,789	397,898	440,788

101,435	105,360	6,268	5,975	235,396	231,211
27,300	139,967	(152)	37,602	(58,948)	(90,024)
(250,697)	(114,388)	-	-	(152,239)	(86,683)
(128,295)	(130,502)	(5,079)	(4,144)	(119,206)	(133,709)
(250,257)	437	1,037	39,433	(94,997)	(79,205)

48,437	367,527	38,132	76,222	302,901	361,583
2,012,659	1,645,132	222,470	146,248	2,318,931	1,957,348
$2,061,096	$2,012,659	$260,602	$222,470	$2,621,832	$2,318,931

FS-15

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Strategic IC

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$4,101
Mortality and expense risk charge	(834)
Net investment income(loss)	3,267

Realized gain(loss) on investments:
Net realized gain distributions	1,189
Net realized gain(loss) on sale of fund shares	(185)
Net realized gain(loss)	1,004

Change in unrealized appreciation/depreciation	3,826

Net increase(decrease) in net assets resulting
from operations	$8,097

	Strategic IC

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$3,267	$3,004
Net realized gain(loss)	1,004	847
Net change in unrealized appreciation/depreciation	3,826	6,285
Net increase(decrease) in net assets resulting
from operations	8,097	10,136

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	17,086	17,135
Subaccounts transfers (including fixed account), net	10	20
Transfers for policyowner benefits and terminations	(2,921)	(179)
Policyowner maintenance charges	(7,715)	(7,386)
Net increase(decrease) from policyowner transactions	6,460	9,590

Total increase(decrease) in net assets	14,557	19,726
Net assets at beginning of period	116,377	96,651
Net assets at end of period	$130,934	$116,377

The accompanying notes are an integral part of these financial statements.

FS-16

Fidelity		Alger

Money Market		Balanced		Capital App

2020		2020		2020

$30,431		$68,298		$-
(60,631)		(28,331)		(23,172)
(30,200)		39,967		(23,172)

-		21,033		509,899
-		52,844		197,595
-		73,877		707,494

-		394,637		516,581

$(30,200)		$508,481		$1,200,903

Money Market		Balanced		Capital App

2020	2019	2020	2019	2020	2019

$(30,200)	$125,980	$39,967	$49,214	$(23,172)	$(17,259)
-	-	73,877	189,793	707,494	323,860
-	-	394,637	664,161	516,581	365,339

(30,200)	125,980	508,481	903,168	1,200,903	671,940

1,451,270	1,344,503	265,406	287,377	505,434	472,697
8,726,183	1,590,733	23,426	(50,064)	(310,915)	933
(6,152,332)	(2,930,066)	(198,437)	(229,145)	(141,745)	(51,003)
(989,975)	(937,123)	(341,479)	(339,204)	(122,303)	(103,541)
3,035,146	(931,953)	(251,084)	(331,036)	(69,529)	319,086

3,004,946	(805,973)	257,397	572,132	1,131,374	991,026
8,832,387	9,638,360	5,571,867	4,999,735	2,899,521	1,908,495
$11,837,333	$8,832,387	$5,829,264	$5,571,867	$4,030,895	$2,899,521

FS-17

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	MFS

	Utilities

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$212,637
Mortality and expense risk charge	(47,071)
Net investment income(loss)	165,566

Realized gain(loss) on investments:
Net realized gain distributions	221,729
Net realized gain(loss) on sale of fund shares	165,219
Net realized gain(loss)	386,948

Change in unrealized appreciation/depreciation	(123,359)

Net increase(decrease) in net assets resulting
from operations	$429,155

	Utilities

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$165,566	$310,849
Net realized gain(loss)	386,948	239,150
Net change in unrealized appreciation/depreciation	(123,359)	1,394,306
Net increase(decrease) in net assets resulting
from operations	429,155	1,944,305

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	427,686	435,939
Subaccounts transfers (including fixed account), net	(211,473)	(171,464)
Transfers for policyowner benefits and terminations	(321,175)	(392,258)
Policyowner maintenance charges	(515,163)	(561,879)
Net increase(decrease) from policyowner transactions	(620,125)	(689,662)

Total increase(decrease) in net assets	(190,970)	1,254,643
Net assets at beginning of period	9,471,857	8,217,214
Net assets at end of period	$9,280,887	$9,471,857

The accompanying notes are an integral part of these financial statements.

FS-18

MFS
New
Discovery		Total Return		Value

2020		2020		2020

$-		$18,235		$5,476
(30,168)		(4,409)		(2,582)
(30,168)		13,826		2,894

563,602		21,131		15,347
207,992		6,612		3,917
771,594		27,743		19,264

1,623,872		28,610		(9,895)

$2,365,298		$70,179		$12,263

New Discovery		Total Return		Value

2020	2019	2020	2019	2020	2019

$(30,168)	$(32,240)	$13,826	$13,994	$2,894	$5,524
771,594	1,077,764	27,743	33,280	19,264	19,072
1,623,872	720,048	28,610	97,010	(9,895)	68,495

2,365,298	1,765,572	70,179	144,284	12,263	93,091

170,698	179,841	57,480	62,340	65,781	60,537
(375,902)	194,937	(13,956)	25,965	(67,433)	(3,960)
(332,677)	(225,315)	(31,634)	(89,800)	(8,946)	(22,236)
(252,669)	(250,041)	(46,682)	(54,759)	(12,085)	(12,927)
(790,550)	(100,578)	(34,792)	(56,254)	(22,683)	21,414

1,574,748	1,664,994	35,387	88,030	(10,420)	114,505
5,992,283	4,327,289	850,061	762,031	423,826	309,321
$7,567,031	$5,992,283	$885,448	$850,061	$413,406	$423,826

FS-19

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	MFS

	Strategic

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$71,562
Mortality and expense risk charge	(9,244)
Net investment income(loss)	62,318

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	4,764
Net realized gain(loss)	4,764

Change in unrealized appreciation/depreciation	93,189

Net increase(decrease) in net assets resulting
from operations	$160,271

	Strategic

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$62,318	$53,729
Net realized gain(loss)	4,764	(4,749)
Net change in unrealized appreciation/depreciation	93,189	140,888
Net increase(decrease) in net assets resulting
from operations	160,271	189,868

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	121,620	116,428
Subaccounts transfers (including fixed account), net	83,092	(79,932)
Transfers for policyowner benefits and terminations	(44,343)	(86,136)
Policyowner maintenance charges	(136,036)	(134,500)
Net increase(decrease) from policyowner transactions	24,333	(184,140)

Total increase(decrease) in net assets	184,604	5,728
Net assets at beginning of period	1,821,715	1,815,987
Net assets at end of period	$2,006,319	$1,821,715

The accompanying notes are an integral part of these financial statements.

FS-20

MFS				Van Kampen
		Global		Emerging
Research		Real Estate		Markets

2020		2020		2020

$119,197		$-		$127,975
(34,452)		-		(50,551)
84,745		-		77,424

199,612		-		155,295
31,447		-		61,772
231,059		-		217,067

402,534		-		1,049,075

$718,338		$-		$1,343,566

Research		Global Real Estate		Emerging Markets

2020	2019	2020	2019	2020	2019

$84,745	$48,674	$-	$-	$77,424	$40,512
231,059	287,669	-	-	217,067	695,911
402,534	1,036,798	-	-	1,049,075	862,542

718,338	1,373,141	-	-	1,343,566	1,598,965

465,530	511,273	-	-	708,886	767,320
(202,782)	(73,538)	9	-	(274,598)	(225,482)
(308,894)	(506,331)	-	-	(531,851)	(485,119)
(324,745)	(339,367)	-	-	(525,663)	(559,262)
(370,891)	(407,963)	9	-	(623,226)	(502,543)

347,447	965,178	9	-	720,340	1,096,422
6,050,906	5,085,728	-	-	9,779,156	8,682,734
$6,398,353	$6,050,906	$9	$-	$10,499,496	$9,779,156

FS-21

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Van Kampen

	Intl. Magnum

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$20,373
Mortality and expense risk charge	(7,178)
Net investment income(loss)	13,195

Realized gain(loss) on investments:
Net realized gain distributions	104,256
Net realized gain(loss) on sale of fund shares	(8,865)
Net realized gain(loss)	95,391

Change in unrealized appreciation/depreciation	28,889

Net increase(decrease) in net assets resulting
from operations	$137,475

	Intl. Magnum

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$13,195	$18,589
Net realized gain(loss)	95,391	54,633
Net change in unrealized appreciation/depreciation	28,889	158,006
Net increase(decrease) in net assets resulting
from operations	137,475	231,228

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	73,741	76,803
Subaccounts transfers (including fixed account), net	(15,142)	(25,257)
Transfers for policyowner benefits and terminations	(72,937)	(164,312)
Policyowner maintenance charges	(72,859)	(76,121)
Net increase(decrease) from policyowner transactions	(87,197)	(188,887)

Total increase(decrease) in net assets	50,278	42,341
Net assets at beginning of period	1,495,187	1,452,846
Net assets at end of period	$1,545,465	$1,495,187

The accompanying notes are an integral part of these financial statements.

FS-22

Van Kampen				Calvert
U.S. Real
Estate		Core+Fixed		Balanced

2020		2020		2020

$300,789		$15		$18,176
(58,219)		(16)		(5,924)
242,570		(1)		12,252

298,619		6		37,506
(53,385)		70		21,503
245,234		76		59,009

(2,229,885)		66		99,009

$(1,742,081)		$141		$170,270

U.S. Real Estate		Core+Fixed		Balanced

2020	2019	2020	2019	2020	2019

$242,570	$149,509	$(1)	$(1)	$12,252	$12,191
245,234	560,003	76	-	59,009	57,246
(2,229,885)	1,200,054	66	2	99,009	145,500

(1,742,081)	1,909,566	141	1	170,270	214,937

837,196	893,793	305	42	82,453	106,074
1,710,212	79,989	2,050	491	(16,915)	185,164
(494,203)	(787,037)	-	-	(75,302)	(28,283)
(666,507)	(746,759)	(80)	(18)	(75,207)	(69,525)
1,386,698	(560,014)	2,275	515	(84,971)	193,430

(355,383)	1,349,552	2,416	516	85,299	408,367
11,967,796	10,618,244	516	-	1,256,662	848,295
$11,612,413	$11,967,796	$2,932	$516	$1,341,961	$1,256,662

FS-23

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Calvert

	Mid Cap

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$2,252
Mortality and expense risk charge	(2,265)
Net investment income(loss)	(13)

Realized gain(loss) on investments:
Net realized gain distributions	37,764
Net realized gain(loss) on sale of fund shares	2,454
Net realized gain(loss)	40,218

Change in unrealized appreciation/depreciation	17,631

Net increase(decrease) in net assets resulting
from operations	$57,836

	Mid Cap

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(13)	$(195)
Net realized gain(loss)	40,218	49,536
Net change in unrealized appreciation/depreciation	17,631	98,795
Net increase(decrease) in net assets resulting
from operations	57,836	148,136

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	1,074	1,074
Subaccounts transfers (including fixed account), net	(6,896)	(6,464)
Transfers for policyowner benefits and terminations	(45,261)	(15,308)
Policyowner maintenance charges	(29,617)	(32,167)
Net increase(decrease) from policyowner transactions	(80,700)	(52,865)

Total increase(decrease) in net assets	(22,864)	95,271
Net assets at beginning of period	594,426	499,155
Net assets at end of period	$571,562	$594,426

The accompanying notes are an integral part of these financial statements.

FS-24

American Century
Income &
Growth		Value		Mid Cap

2020		2020		2020

$235,587		$1,755		$113,148
(57,714)		(161)		(37,940)
177,873		1,594		75,208

604,251		1,918		-
86,211		569		1,353
690,462		2,487		1,353

506,713		(2,986)		42,476

$1,375,048		$1,095		$119,037

Income & Growth		Value		Mid Cap

2020	2019	2020	2019	2020	2019

$177,873	$182,278	$1,594	$1,410	$75,208	$88,635
690,462	1,105,773	2,487	6,159	1,353	677,085
506,713	1,180,556	(2,986)	10,787	42,476	768,840

1,375,048	2,468,607	1,095	18,356	119,037	1,534,560

842,918	908,127	2,838	3,075	658,986	714,106
(218,412)	(41,474)	2,820	738	(134,589)	(296,067)
(605,027)	(661,340)	(34)	(2,314)	(236,901)	(325,519)
(685,524)	(713,658)	(4,521)	(5,151)	(342,814)	(372,073)
(666,045)	(508,345)	1,103	(3,652)	(55,318)	(279,553)

709,003	1,960,262	2,198	14,704	63,719	1,255,007
12,674,706	10,714,444	85,140	70,436	6,725,479	5,470,472
$13,383,709	$12,674,706	$87,338	$85,140	$6,789,198	$6,725,479

FS-25

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	AIM
	Intl.
	Growth

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$135,063
Mortality and expense risk charge	(33,818)
Net investment income(loss)	101,245

Realized gain(loss) on investments:
Net realized gain distributions	130,123
Net realized gain(loss) on sale of fund shares	78,094
Net realized gain(loss)	208,217

Change in unrealized appreciation/depreciation	473,101

Net increase(decrease) in net assets resulting
from operations	$782,563

	Intl. Growth

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$101,245	$51,699
Net realized gain(loss)	208,217	462,674
Net change in unrealized appreciation/depreciation	473,101	832,930
Net increase(decrease) in net assets resulting
from operations	782,563	1,347,303

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	485,679	534,277
Subaccounts transfers (including fixed account), net	(185,084)	(380,418)
Transfers for policyowner benefits and terminations	(263,654)	(291,545)
Policyowner maintenance charges	(291,702)	(303,883)
Net increase(decrease) from policyowner transactions	(254,761)	(441,569)

Total increase(decrease) in net assets	527,802	905,734
Net assets at beginning of period	5,926,340	5,020,606
Net assets at end of period	$6,454,142	$5,926,340

The accompanying notes are an integral part of these financial statements.

FS-26

AIM

Global		Small Cap		Global Value

2020		2020		2020

$42,769		$1,759		$34,907
(5,019)		(3,648)		(10,064)
37,750		(1,889)		24,843

23,889		43,835		-
(19,487)		(8,797)		(7,295)
4,402		35,038		(7,295)

(188,709)		105,951		312,908

$(146,557)		$139,100		$330,456

Global		Small Cap		Global Value

2020	2019	2020	2019	2020	2019

$37,750	$46,319	$(1,889)	$(3,453)	$24,843	$25,727
4,402	64,362	35,038	57,565	(7,295)	184,286
(188,709)	102,708	105,951	52,329	312,908	373,166

(146,557)	213,389	139,100	106,441	330,456	583,179

79,464	73,088	87,485	95,040	136,437	164,425
(60,264)	113,760	(6,189)	5,055	9,392	36,915
(33,923)	(200,217)	(100,548)	(11,946)	(163,062)	(287,880)
(45,841)	(57,303)	(25,722)	(26,543)	(139,323)	(162,333)
(60,564)	(70,672)	(44,974)	61,606	(156,556)	(248,873)

(207,121)	142,717	94,126	168,047	173,900	334,306
1,087,165	944,448	555,324	387,277	2,802,383	2,468,077
$880,044	$1,087,165	$649,450	$555,324	$2,976,283	$2,802,383

FS-27

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	AIM
	Discovery
	Mid Cap

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(5,504)
Net investment income(loss)	(5,504)

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	70,859
Net realized gain(loss)	70,859

Change in unrealized appreciation/depreciation	684,257

Net increase(decrease) in net assets resulting
from operations	$749,612

	Discovery Mid Cap

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(5,504)	$-
Net realized gain(loss)	70,859	-
Net change in unrealized appreciation/depreciation	684,257	-
Net increase(decrease) in net assets resulting
from operations	749,612	-

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	53,324	-
Subaccounts transfers (including fixed account), net	1,871,808	-
Transfers for policyowner benefits and terminations	(31,060)	-
Policyowner maintenance charges	(53,820)	-
Net increase(decrease) from policyowner transactions	1,840,252	-

Total increase(decrease) in net assets	2,589,864	-
Net assets at beginning of period	-	-
Net assets at end of period	$2,589,864	$-

The accompanying notes are an integral part of these financial statements.

FS-28

AIM		Summit
Global		S&P		Russell
Securities		MidCap		Small Cap

2020		2020		2020

$11,275		$389,559		$275,425
(10,829)		(164,402)		(136,198)
446		225,157		139,227

58,746		1,143,227		1,540,293
11,281		645,424		27,342
70,027		1,788,651		1,567,635

361,304		2,281,499		3,433,707

$431,777		$4,295,307		$5,140,569

Global Securities		S&P MidCap		Russell Small Cap

2020	2019	2020	2019	2020	2019

$446	$2,321	$225,157	$198,454	$139,227	$94,289
70,027	168,159	1,788,651	3,035,125	1,567,635	2,252,632
361,304	129,901	2,281,499	4,043,971	3,433,707	3,378,578

431,777	300,381	4,295,307	7,277,550	5,140,569	5,725,499

298,366	304,258	1,771,117	1,850,998	1,678,078	1,695,460
119,230	2,467	(512,374)	156,481	(624,977)	290,871
(130,494)	(6,839)	(1,375,391)	(1,731,851)	(1,383,704)	(1,605,077)
(75,560)	(65,364)	(1,616,191)	(1,753,161)	(1,298,259)	(1,395,276)
211,542	234,522	(1,732,839)	(1,477,533)	(1,628,862)	(1,014,022)

643,319	534,903	2,562,468	5,800,017	3,511,707	4,711,477
1,420,920	886,017	35,047,252	29,247,235	28,381,231	23,669,754
$2,064,239	$1,420,920	$37,609,720	$35,047,252	$31,892,938	$28,381,231

FS-29

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Summit
	Nasdaq-100
	Index

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$76,303
Mortality and expense risk charge	(83,338)
Net investment income(loss)	(7,035)

Realized gain(loss) on investments:
Net realized gain distributions	593,062
Net realized gain(loss) on sale of fund shares	1,722,343
Net realized gain(loss)	2,315,405

Change in unrealized appreciation/depreciation	4,052,517

Net increase(decrease) in net assets resulting
from operations	$6,360,887

	Nasdaq-100 Index

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(7,035)	$(7,865)
Net realized gain(loss)	2,315,405	1,037,935
Net change in unrealized appreciation/depreciation	4,052,517	3,060,846
Net increase(decrease) in net assets resulting
from operations	6,360,887	4,090,916

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	896,940	880,593
Subaccounts transfers (including fixed account), net	(189,846)	(189,037)
Transfers for policyowner benefits and terminations	(750,415)	(588,884)
Policyowner maintenance charges	(760,680)	(694,911)
Net increase(decrease) from policyowner transactions	(804,001)	(592,239)

Total increase(decrease) in net assets	5,556,886	3,498,677
Net assets at beginning of period	14,341,039	10,842,362
Net assets at end of period	$19,897,925	$14,341,039

The accompanying notes are an integral part of these financial statements.

FS-30

Summit

EAFE Intl.		Barclays		S&P 500

2020		2020		2020

$358,242		$267,139		$1,579,469
(61,126)		(47,712)		(484,646)
297,116		219,427		1,094,823

-		-		3,111,441
62,922		79,843		2,086,468
62,922		79,843		5,197,909

552,324		289,796		9,446,762

$912,362		$589,066		$15,739,494

EAFE Intl.		Barclays		S&P 500

2020	2019	2020	2019	2020	2019

$297,116	$215,882	$219,427	$232,345	$1,094,823	$1,086,260
62,922	107,170	79,843	13,362	5,197,909	8,116,030
552,324	1,607,863	289,796	437,589	9,446,762	14,349,143

912,362	1,930,915	589,066	683,296	15,739,494	23,551,433

921,751	934,289	668,676	716,034	4,979,476	5,087,130
156,782	65,307	306,215	27,051	(2,145,560)	(914,255)
(434,998)	(663,312)	(456,833)	(483,898)	(4,719,604)	(6,283,034)
(509,192)	(532,617)	(590,202)	(598,367)	(4,813,293)	(4,948,601)
134,343	(196,333)	(72,144)	(339,180)	(6,698,981)	(7,058,760)

1,046,705	1,734,582	516,922	344,116	9,040,513	16,492,673
11,080,575	9,345,993	9,210,137	8,866,021	96,218,293	79,725,620
$12,127,280	$11,080,575	$9,727,059	$9,210,137	$105,258,806	$96,218,293

FS-31

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Summit

	Moderate

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$46,316
Mortality and expense risk charge	(15,250)
Net investment income(loss)	31,066

Realized gain(loss) on investments:
Net realized gain distributions	60,679
Net realized gain(loss) on sale of fund shares	28,481
Net realized gain(loss)	89,160

Change in unrealized appreciation/depreciation	8,812

Net increase(decrease) in net assets resulting
from operations	$129,038

	Moderate

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$31,066	$23,793
Net realized gain(loss)	89,160	40,309
Net change in unrealized appreciation/depreciation	8,812	333,507
Net increase(decrease) in net assets resulting
from operations	129,038	397,609

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	199,913	197,629
Subaccounts transfers (including fixed account), net	115,766	96,206
Transfers for policyowner benefits and terminations	(131,170)	(196,859)
Policyowner maintenance charges	(173,053)	(177,699)
Net increase(decrease) from policyowner transactions	11,456	(80,723)

Total increase(decrease) in net assets	140,494	316,886
Net assets at beginning of period	2,799,582	2,482,696
Net assets at end of period	$2,940,076	$2,799,582

The accompanying notes are an integral part of these financial statements.

FS-32

Summit				Third Avenue

Growth		Mod. Growth		Value

2020		2020		2020

$561		$78,040		$170,317
(228)		(29,427)		(24,882)
333		48,613		145,435

-		53,920		46,002
1,672		50,278		(173,046)
1,672		104,198		(127,044)

(906)		(21,191)		(112,347)

$1,099		$131,620		$(93,956)

Growth		Mod. Growth		Value

2020	2019	2020	2019	2020	2019

$333	$189	$48,613	$38,240	$145,435	$(16,864)
1,672	28	104,198	105,667	(127,044)	(107,680)
(906)	3,835	(21,191)	628,657	(112,347)	972,550

1,099	4,052	131,620	772,564	(93,956)	848,006

9,093	9,088	411,832	455,371	637,487	685,452
(10,009)	(1)	196,300	(13,243)	107,040	220,115
-	-	(325,520)	(293,017)	(263,646)	(512,928)
(2,372)	(2,164)	(269,529)	(281,952)	(560,108)	(622,636)
(3,288)	6,923	13,083	(132,841)	(79,227)	(229,997)

(2,189)	10,975	144,703	639,723	(173,183)	618,009
29,694	18,719	5,010,187	4,370,464	7,651,521	7,033,512
$27,505	$29,694	$5,154,890	$5,010,187	$7,478,338	$7,651,521

FS-33

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Dreyfus

	MidCap

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$6,814
Mortality and expense risk charge	(4,320)
Net investment income(loss)	2,494

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(515)
Net realized gain(loss)	(515)

Change in unrealized appreciation/depreciation	111,953

Net increase(decrease) in net assets resulting
from operations	$113,932

	MidCap

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$2,494	$(697)
Net realized gain(loss)	(515)	105,859
Net change in unrealized appreciation/depreciation	111,953	137,416
Net increase(decrease) in net assets resulting
from operations	113,932	242,578

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	66,364	67,476
Subaccounts transfers (including fixed account), net	18,810	(17,327)
Transfers for policyowner benefits and terminations	(65,936)	(96,304)
Policyowner maintenance charges	(73,551)	(80,345)
Net increase(decrease) from policyowner transactions	(54,313)	(126,500)

Total increase(decrease) in net assets	59,619	116,078
Net assets at beginning of period	1,419,886	1,303,808
Net assets at end of period	$1,479,505	$1,419,886

The accompanying notes are an integral part of these financial statements.

FS-34

Scudder
Small				Capital
Mid Value		Thematic		Growth

2020		2020		2020

$13,709		$4,664		$956
(5,886)		(1,949)		(1,292)
7,823		2,715		(336)

79,678		-		12,990
(41,711)		21,121		9,227
37,967		21,121		22,217

(58,137)		24,740		38,852

$(12,347)		$48,576		$60,733

Small Mid Value		Thematic		Capital Growth

2020	2019	2020	2019	2020	2019

$7,823	$1,338	$2,715	$1,643	$(336)	$(429)
37,967	65,427	21,121	20,520	22,217	15,984
(58,137)	139,470	24,740	65,266	38,852	26,486

(12,347)	206,235	48,576	87,429	60,733	42,041

120,613	118,072	12,890	13,324	34,992	38,490
(49,327)	(68,279)	(213,700)	248,308	(45,017)	(3,547)
(25,718)	(50,795)	(8,797)	(9,127)	(1,589)	(3,808)
(42,909)	(48,915)	(22,150)	(21,319)	(11,149)	(9,887)
2,659	(49,917)	(231,757)	231,186	(22,763)	21,248

(9,688)	156,318	(183,181)	318,615	37,970	63,289
1,163,278	1,006,960	575,303	256,688	172,334	109,045
$1,153,590	$1,163,278	$392,122	$575,303	$210,304	$172,334

FS-35

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Neuberger Berman

	Regency

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$3,321
Mortality and expense risk charge	(2,005)
Net investment income(loss)	1,316

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(50,918)
Net realized gain(loss)	(50,918)

Change in unrealized appreciation/depreciation	16,025

Net increase(decrease) in net assets resulting
from operations	$(33,577)

	Regency

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$1,316	$(111)
Net realized gain(loss)	(50,918)	58,975
Net change in unrealized appreciation/depreciation	16,025	8,810
Net increase(decrease) in net assets resulting
from operations	(33,577)	67,674

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	49,066	57,194
Subaccounts transfers (including fixed account), net	(49,072)	(17,298)
Transfers for policyowner benefits and terminations	(25,675)	(37,526)
Policyowner maintenance charges	(14,669)	(25,858)
Net increase(decrease) from policyowner transactions	(40,350)	(23,488)

Total increase(decrease) in net assets	(73,927)	44,186
Net assets at beginning of period	438,210	394,024
Net assets at end of period	$364,283	$438,210

The accompanying notes are an integral part of these financial statements.

FS-36

Neuberger Berman		T. Rowe
				Equity
Equity		Blue Chip		Income

2020		2020		2020

$1,620		$-		$2,691
(1,768)		(72,910)		(885)
(148)		(72,910)		1,806

11,129		444,244		3,230
44		1,505,462		(2,953)
11,173		1,949,706		277

39,408		1,758,630		(780)

$50,433		$3,635,426		$1,303

Equity		Blue Chip		Equity Income

2020	2019	2020	2019	2020	2019

$(148)	$(110)	$(72,910)	$(70,324)	$1,806	$1,908
11,173	12,403	1,949,706	899,705	277	9,130
39,408	7,993	1,758,630	1,907,160	(780)	18,958

50,433	20,286	3,635,426	2,736,541	1,303	29,996

23,043	18,846	1,034,426	1,030,183	22,788	19,547
12,681	222,118	(1,589,709)	(261,598)	(11,002)	(17,005)
(9,309)	(10,929)	(567,310)	(513,980)	-	(198)
(6,384)	(4,459)	(653,574)	(640,887)	(6,185)	(7,108)
20,031	225,576	(1,776,167)	(386,282)	5,601	(4,764)

70,464	245,862	1,859,259	2,350,259	6,904	25,232
245,862	-	11,841,983	9,491,724	144,654	119,422
$316,326	$245,862	$13,701,242	$11,841,983	$151,558	$144,654

FS-37

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Franklin Templeton

	Income

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$22,086
Mortality and expense risk charge	(2,331)
Net investment income(loss)	19,755

Realized gain(loss) on investments:
Net realized gain distributions	313
Net realized gain(loss) on sale of fund shares	(315)
Net realized gain(loss)	(2)

Change in unrealized appreciation/depreciation	(17,732)

Net increase(decrease) in net assets resulting
from operations	$2,021

	Income

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$19,755	$11,856
Net realized gain(loss)	(2)	4,189
Net change in unrealized appreciation/depreciation	(17,732)	25,919
Net increase(decrease) in net assets resulting
from operations	2,021	41,964

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	54,033	38,048
Subaccounts transfers (including fixed account), net	(7,619)	134,528
Transfers for policyowner benefits and terminations	(12,270)	(1,907)
Policyowner maintenance charges	(25,405)	(18,754)
Net increase(decrease) from policyowner transactions	8,739	151,915

Total increase(decrease) in net assets	10,760	193,879
Net assets at beginning of period	420,228	226,349
Net assets at end of period	$430,988	$420,228

The accompanying notes are an integral part of these financial statements.

FS-38

Franklin Templeton		Ivy

Global Bond		Science		Balanced

2020		2020		2020

$248,567		$-		$1,393
(18,965)		(8,430)		(498)
229,602		(8,430)		895

-		160,685		5,310
(63,911)		21,516		(798)
(63,911)		182,201		4,512

(356,573)		259,922		4,905

$(190,882)		$433,693		$10,312

Global Bond		Science		Balanced

2020	2019	2020	2019	2020	2019

$229,602	$210,077	$(8,430)	$(5,621)	$895	$494
(63,911)	(26,938)	182,201	87,416	4,512	4,045
(356,573)	(142,081)	259,922	219,895	4,905	10,922

(190,882)	41,058	433,693	301,690	10,312	15,461

262,320	270,520	141,412	117,410	8,812	5,851
414,246	305,264	174,012	(25,654)	37,425	125,958
(173,883)	(220,167)	(27,734)	(10,849)	(84,382)	-
(201,410)	(208,011)	(49,703)	(42,789)	(4,715)	(4,118)
301,273	147,606	237,987	38,118	(42,860)	127,691

110,391	188,664	671,680	339,808	(32,548)	143,152
3,286,719	3,098,055	940,965	601,157	182,383	39,231
$3,397,110	$3,286,719	$1,612,645	$940,965	$149,835	$182,383

FS-39

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Pimco
	Total
	Return

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$62,418
Mortality and expense risk charge	(15,844)
Net investment income(loss)	46,574

Realized gain(loss) on investments:
Net realized gain distributions	32,750
Net realized gain(loss) on sale of fund shares	4,776
Net realized gain(loss)	37,526

Change in unrealized appreciation/depreciation	134,941

Net increase(decrease) in net assets resulting
from operations	$219,041

	Total Return

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$46,574	$65,731
Net realized gain(loss)	37,526	(2,663)
Net change in unrealized appreciation/depreciation	134,941	138,435
Net increase(decrease) in net assets resulting
from operations	219,041	201,503

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	158,337	169,602
Subaccounts transfers (including fixed account), net	146,463	5,406
Transfers for policyowner benefits and terminations	(38,597)	(62,558)
Policyowner maintenance charges	(152,425)	(150,724)
Net increase(decrease) from policyowner transactions	113,778	(38,274)

Total increase(decrease) in net assets	332,819	163,229
Net assets at beginning of period	2,741,126	2,577,897
Net assets at end of period	$3,073,945	$2,741,126

The accompanying notes are an integral part of these financial statements.

FS-40

Pimco				Ibbotson
Low		Real
Duration		Return		Balanced

2020		2020		2020

$10,634		$1,960		$10,080
(5,105)		(810)		(1,964)
5,529		1,150		8,116

-		-		6,453
(823)		3,753		(3,359)
(823)		3,753		3,094

16,319		8,494		30,304

$21,025		$13,397		$41,514

Low Duration		Real Return		Balanced

2020	2019	2020	2019	2020	2019

$5,529	$16,410	$1,150	$619	$8,116	$7,825
(823)	(505)	3,753	374	3,094	7,148
16,319	7,573	8,494	2,945	30,304	57,129

21,025	23,478	13,397	3,938	41,514	72,102

50,334	45,515	3,805	2,458	20,629	28,996
189,013	291,850	239,340	9,124	9,727	38,112
(235,128)	(14,164)	(371)	-	-	(6,160)
(44,173)	(40,661)	(4,495)	(2,072)	(67,150)	(63,055)
(39,954)	282,540	238,279	9,510	(36,794)	(2,107)

(18,929)	306,018	251,676	13,448	4,720	69,995
963,321	657,303	56,810	43,362	530,779	460,784
$944,392	$963,321	$308,486	$56,810	$535,499	$530,779

FS-41

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Ibbotson

	Growth

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$3,474
Mortality and expense risk charge	(695)
Net investment income(loss)	2,779

Realized gain(loss) on investments:
Net realized gain distributions	4,969
Net realized gain(loss) on sale of fund shares	(1,974)
Net realized gain(loss)	2,995

Change in unrealized appreciation/depreciation	9,635

Net increase(decrease) in net assets resulting
from operations	$15,409

	Growth

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$2,779	$2,232
Net realized gain(loss)	2,995	8,162
Net change in unrealized appreciation/depreciation	9,635	17,600
Net increase(decrease) in net assets resulting
from operations	15,409	27,994

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	34,372	26,550
Subaccounts transfers (including fixed account), net	5,137	7,135
Transfers for policyowner benefits and terminations	(3,276)	(1,848)
Policyowner maintenance charges	(32,653)	(29,557)
Net increase(decrease) from policyowner transactions	3,580	2,280

Total increase(decrease) in net assets	18,989	30,274
Net assets at beginning of period	174,884	144,610
Net assets at end of period	$193,873	$174,884

The accompanying notes are an integral part of these financial statements.

FS-42

Ibbotson		American Funds

Income		IS New World

2020		2020

$7,122		$-
(1,741)		(4)
5,381		(4)

3,999		-
(1,346)		1
2,653		1

18,677		267

$26,711		$264

Income		IS New World

2020	2019	2020	2019

$5,381	$4,335	$(4)	$-
2,653	5,786	1	-
18,677	23,166	267	-

26,711	33,287	264	-

8,490	7,240	154	-
44,070	4,878	1,646	-
(363)	(2,298)	-	-
(19,444)	(17,075)	(32)	-
32,753	(7,255)	1,768	-

59,464	26,032	2,032	-
301,646	275,614	-	-
$361,110	$301,646	$2,032	$-

FS-43

AMERITAS VARIABLE SEPARATE ACCOUNT V NOTES TO FINANCIAL STATEMENTS FOR THE PERIODS ENDED DECEMBER 31, 2020 AND 2019

1. ORGANIZATION

Ameritas Variable Separate Account V (the "Account") began operations during 1986. It operates as a separate investment account within Ameritas Life Insurance Corp. (the “Company”), a Nebraska domiciled company. The assets of the Account are held by the Company and are segregated from all of the Company’s other assets and are used only to support the variable life products issued by the Company.

Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a fund series. At December 31, 2020, there are seventy-one subaccounts available within the Account listed as follows:

Fidelity Management & Research	Massachusetts Financial Services
Company LLC (formerly Fidelity	Company
Management & Research Company)	MFS
(Advisor)	*Utilities
Fidelity (Fund Series short cite)	*New Discovery
*Equity-Income IC (Subaccount short cite)	*Total Return
*Equity-Income SC	*Value
*Growth IC	*Strategic (formerly MFS
*Growth SC	Strategic Income Portfolio, Initial
*High Income IC	Class)
*High Income SC	*Research
*Overseas IC	*Global Real Estate
*Overseas SC	(Commenced December 15, 2020)
*Asset Mgr. IC
*Asset Mgr. SC	Morgan Stanley Investment
*Inv. Bond IC	Management Inc.
*Contrafund IC	Van Kampen
*Contrafund SC	*Emerging Markets
*Asset Mgr. Gr. IC	*Intl. Magnum
*Asset Mgr. Gr. SC	*U.S. Real Estate
*Mid Cap IC	*Core+Fixed
*Strategic IC	(Commenced August 16, 2019)
*Money Market
Calvert Research and Management
Fred Alger Management, LLC	Calvert
(formerly Fred Alger Management, Inc.)	*Balanced
Alger	*Mid Cap
*Balanced
*Capital App

FS-44

1. ORGANIZATION, continued

American Century Investment	Neuberger Berman Investment Advisers LLC
Management, Inc.	Neuberger Berman
American Century	*Regency
*Income & Growth (formerly	*Equity
American Century VP Income &	(Commenced April 29, 2019)
Growth Fund Portfolio, Class I)
*Value	T. Rowe Price Associates, Inc.
*Mid Cap	T. Rowe
*Blue Chip
Invesco Advisers, Inc.	*Equity Income
AIM
*Intl. Growth	Franklin Advisers, Inc.
*Global	Franklin Templeton
*Small Cap	*Income
*Global Value	*Global Bond
*Discovery Mid Cap
(Commenced April 30, 2020)	Ivy Investment Management Company
*Global Securities	Ivy
*Science
Calvert Research and Management	*Balanced
(See Note 3)	(Commenced July 18, 2016)
Summit
*S&P MidCap	Pacific Investment Management
*Russell Small Cap	Company LLC
*Nasdaq-100 Index	Pimco
*EAFE Intl.	*Total Return
*Barclays	*Low Duration
*S&P 500	*Real Return
*Moderate	(Commenced May 16, 2016)
*Growth
*Mod. Growth	ALPS Advisors, Inc.
Ibbotson
Third Avenue Management LLC	*Balanced
Third Avenue	*Growth
*Value (formerly Third Avenue	*Income
Value Portfolio)
Capital Research and Management Company (SM)
BNY Mellon Investment Adviser, Inc	American Funds
Dreyfus	*IS New World
*MidCap	(Commenced August 25, 2020)

DWS Investment Management Americas, Inc.
Scudder
*Small Mid Value
*Thematic
*Capital Growth

Note: The above chart references the fund series and subaccount short cites from the Statements of Net Assets

FS-45

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners’ units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

FAIR VALUE MEASUREMENTS

The accounting guidance on fair value measurements establishes a framework for measuring fair value and expands disclosures about fair value measurements. It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The fair value measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. Each asset and liability carried at fair value is classified into one of the following categories:

•	Level 1 – Quoted market prices in active markets for identical assets or liabilities.
•	Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data.
•	Level 3 – Unobservable inputs that are not corroborated by market data.

Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, pricing information is provided on an ongoing basis. Shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

FS-46

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

FEDERAL AND STATE INCOME TAXES

The operations of the Account form a part of and are taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

3. RELATED PARTIES

Ameritas Investment Partners, Inc., an affiliate of the Company, provides sub-advisor services to certain portfolios of the Summit funds for a fee. These fees are reflected in the daily value of the underlying portfolio share price. The fee is computed separately for each underlying portfolio on daily average net assets, at an annual rate, as of December 31, 2020 and 2019, as follows:

Sub-Advisor Fee %
Summit:
S&P MidCap	.050
Russell Small Cap	.050
Nasdaq-100 Index	.050
Barclays	.050
S&P 500.050
Moderate	.050
Growth	.050
Mod. Growth	.050

FS-47

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments in the subaccounts for the period ended

December 31, 2020 were as follows:

	Purchases	Sales
Fidelity:
Equity-Income IC	$1,630,407	$2,262,946
Equity-Income SC	29,608	19,062
Growth IC	4,668,717	4,100,912
Growth SC	96,419	150,611
High Income IC	1,169,806	680,095
High Income SC	14,052	17,317
Overseas IC	216,168	660,182
Overseas SC	7,107	10,529
Asset Mgr. IC	362,311	1,129,253
Asset Mgr. SC	9,783	3,427
Inv. Bond IC	1,058,588	1,436,300
Contrafund IC	999,619	3,485,433
Contrafund SC	56,461	209,924
Asset Mgr. Gr. IC	123,562	337,122
Asset Mgr. Gr. SC	10,199	4,588
Mid Cap IC	235,442	328,588
Strategic IC	15,720	4,804
Money Market	12,845,651	9,840,705

Alger:
Balanced	203,341	393,425
Capital App	1,223,974	806,776

MFS:
Utilities	608,347	841,177
New Discovery	1,274,615	1,531,731
Total Return	95,711	95,546
Value	91,096	95,538
Strategic	322,105	235,454
Research	548,178	634,713
Global Real Estate	8	-

Van Kampen:
Emerging Markets	739,618	1,130,126
Intl. Magnum	178,031	147,777
U.S. Real Estate	2,551,136	623,248
Core+Fixed	7,462	5,182

Calvert:
Balanced	157,209	192,422
Mid Cap	39,907	82,856

FS-48

4. PURCHASES AND SALES OF INVESTMENTS, continued

	Purchases	Sales
American Century:
Income & Growth	$1,186,511	$1,070,432
Value	6,934	2,319
Mid Cap	731,842	711,951

AIM:
Intl. Growth	534,119	557,512
Global	176,853	175,779
Small Cap	134,198	137,225
Global Value	149,009	280,722
Discovery Mid Cap	2,262,541	427,793
Global Securities	362,643	91,910

Summit:
S&P MidCap	2,586,611	2,951,066
Russell Small Cap	2,841,178	2,790,519
Nasdaq-100 Index	3,231,538	3,449,512
EAFE Intl.	1,084,197	652,739
Barclays	1,935,943	1,788,659
S&P 500	5,680,432	8,173,149
Moderate	386,762	283,561
Growth	14,413	17,368
Mod. Growth	708,308	592,691

Third Avenue:
Value	792,141	679,930

Dreyfus:
MidCap	76,553	128,372

Scudder:
Small Mid Value	226,103	135,943
Thematic	40,023	269,066
Capital Growth	45,488	55,598

Neuberger Berman:
Regency	104,174	143,208
Equity	33,456	2,444

T. Rowe:
Blue Chip	1,545,992	2,950,825
Equity Income	26,972	16,335

Franklin Templeton:
Income	62,105	33,298
Global Bond	940,213	409,338

FS-49

4. PURCHASES AND SALES OF INVESTMENTS, continued

	Purchases	Sales
Ivy:
Science	$497,665	$107,422
Balanced	67,233	103,887

Pimco:
Total Return	541,980	348,877
Low Duration	270,984	305,408
Real Return	464,649	225,220

Ibbotson:
Balanced	38,151	60,375
Growth	60,365	49,036
Income	62,506	20,373

American Funds:
IS New World	1,799	36

5. FINANCIAL HIGHLIGHTS

The unit value, units, net assets, investment income ratio (“Inv. Income Ratio”), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded). Total returns, unit values and expense ratios in this table may not be applicable to all policies.

Inv. Income Ratio – The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

Expense Ratio – The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. During the year ended December 31, 2020, these fees range between .10 percent and 1.20 percent (annualized) of net assets, depending on the product selected. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units ranged up to $16 per policy monthly, depending on the product selected. On all life insurance policies, cost of insurance is charged to each policyowner monthly through the redemption of units. The cost of insurance is determined based upon several variables, including the policyowners death benefit amount and account value.

Total Return – The Total Return represents the change in the unit value reported year-to-date; however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

FS-50

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity:
Equity-Income IC
2020	31.59	132.85	528,738	22,790,144	1.83	0.10	1.20	5.42	6.59
2019	29.64	126.02	530,033	23,428,332	2.01	0.10	1.20	25.92	27.32
2018	23.28	100.08	516,314	19,773,314	2.22	0.10	1.20	(9.39)	(8.38)
2017	25.41	110.45	496,527	23,754,476	1.71	0.10	1.20	11.55	12.78
2016	22.53	99.01	449,408	22,409,682	2.31	0.10	1.20	7.25	16.61

Equity-Income SC
2020	38.71	75.55	8,880	330,242	1.74	0.45	0.90	5.59	6.07
2019	36.50	71.55	8,761	317,938	1.87	0.45	0.90	26.19	26.75
2018	28.79	56.70	9,095	297,770	2.17	0.45	0.90	(9.22)	(8.81)
2017	31.58	62.47	9,237	333,769	1.58	0.45	0.90	11.80	12.30
2016	28.12	55.87	8,727	320,151	2.16	0.45	0.90	16.85	17.37

Growth IC
2020	154.06	270.34	285,594	47,541,861	0.07	0.10	1.20	42.17	43.75
2019	107.18	190.15	296,235	35,807,187	0.26	0.10	1.20	32.71	34.18
2018	79.87	143.28	307,737	29,113,378	0.24	0.10	1.20	(1.37)	(0.27)
2017	80.09	145.27	331,319	32,536,943	0.21	0.10	1.20	33.53	35.00
2016	59.33	108.79	339,036	25,429,604	0.04	0.10	1.20	(0.40)	0.66

Growth SC
2020	172.57	185.25	7,517	1,169,708	0.06	0.45	0.90	42.46	43.10
2019	120.59	130.04	8,647	949,710	0.17	0.45	0.90	32.99	33.58
2018	90.27	97.78	9,546	854,135	0.15	0.45	0.90	(1.17)	(0.72)
2017	90.93	98.93	9,571	864,221	0.12	0.45	0.90	33.80	34.40
2016	67.66	73.94	9,160	616,891	-	0.45	0.90	(0.18)	0.26

High Income IC
2020	6.91	59.82	1,134,251	11,583,033	5.10	0.10	1.20	1.52	2.64
2019	6.73	58.92	1,022,089	11,363,416	5.16	0.10	1.20	13.73	14.99
2018	5.85	51.81	964,415	10,347,053	5.43	0.10	1.20	(4.45)	(3.38)
2017	6.06	54.22	954,286	11,845,640	5.13	0.10	1.20	5.66	6.83
2016	5.67	51.31	896,752	12,184,033	5.49	0.10	1.20	3.13	13.24

High Income SC
2020	7.60	22.41	18,665	157,951	4.93	0.45	0.90	1.73	2.19
2019	7.44	22.03	15,087	165,450	4.09	0.45	0.90	13.89	14.41
2018	6.50	19.34	29,034	242,475	5.09	0.45	0.90	(4.47)	(4.03)
2017	6.78	20.24	33,162	332,947	5.29	0.45	0.90	6.12	6.59
2016	6.36	19.08	27,032	338,379	5.21	0.45	0.90	13.35	13.86

FS-51

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
Overseas IC
2020	29.58	53.99	319,296	10,820,923	0.45	0.10	1.20	14.23	15.50
2019	25.61	47.26	316,753	9,893,700	1.72	0.10	1.20	26.24	27.64
2018	20.06	37.44	322,048	8,429,766	1.51	0.10	1.20	(15.83)	(14.89)
2017	23.57	44.48	351,785	11,279,198	1.39	0.10	1.20	28.74	30.15
2016	18.11	34.55	368,122	9,489,921	1.45	0.10	1.20	(6.20)	1.69

Overseas SC
2020	29.44	47.15	8,004	236,874	0.35	0.45	0.90	14.46	14.98
2019	25.60	41.20	8,030	210,799	1.66	0.45	0.90	26.53	27.10
2018	20.14	32.56	7,932	170,880	1.47	0.45	0.90	(15.65)	(15.27)
2017	23.77	38.60	8,132	205,531	1.35	0.45	0.90	28.94	29.52
2016	18.35	29.93	8,051	157,695	1.37	0.45	0.90	(5.97)	(5.55)

Asset Mgr. IC
2020	22.70	66.72	368,541	11,538,101	1.49	0.10	1.20	13.50	14.76
2019	19.78	58.78	397,422	11,100,154	1.76	0.10	1.20	16.84	18.13
2018	16.75	50.31	412,808	10,118,130	1.68	0.10	1.20	(6.49)	(5.44)
2017	17.71	53.80	424,556	11,427,715	1.87	0.10	1.20	12.75	13.99
2016	15.54	47.72	439,293	10,908,630	1.41	0.10	1.20	1.84	1.89

Asset Mgr. SC
2020	21.75	25.47	7,410	167,430	1.51	0.45	0.45	14.22	14.22
2019	19.04	22.30	7,284	144,265	1.65	0.45	0.45	17.63	17.63
2018	13.55	18.96	9,079	157,177	1.68	0.45	0.90	(5.86)	(1.79)
2017	20.14	34.69	8,735	162,336	1.83	0.45	0.90	12.89	13.43
2016	17.75	30.73	8,471	139,060	1.36	0.45	0.90	2.07	2.55

Inv. Bond IC
2020	16.03	39.54	624,839	11,967,673	2.21	0.10	1.20	8.09	9.28
2019	14.67	36.58	611,098	11,585,436	2.71	0.10	1.20	8.36	9.56
2018	13.39	33.76	596,761	10,982,220	2.43	0.10	1.20	(1.72)	(0.63)
2017	13.47	34.35	607,460	11,919,173	2.39	0.10	1.20	2.98	4.11
2016	12.94	33.36	580,131	11,880,232	2.37	0.10	1.20	0.09	3.49

Contrafund IC
2020	65.28	135.68	455,612	35,112,410	0.25	0.10	1.20	29.01	30.44
2019	50.05	105.17	454,086	29,380,634	0.46	0.10	1.20	30.01	31.45
2018	38.07	80.89	431,421	24,021,772	0.69	0.10	1.20	(7.50)	(6.47)
2017	40.71	87.45	408,971	28,223,653	0.98	0.10	1.20	20.43	21.75
2016	33.43	72.62	393,434	25,426,814	0.81	0.10	1.20	4.55	6.72

FS-52

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
Contrafund SC
2020	78.88	129.74	16,846	1,347,484	0.15	0.45	0.90	29.26	29.85
2019	60.75	100.37	17,616	1,178,497	0.36	0.45	0.90	30.27	30.86
2018	46.42	77.04	20,016	1,046,463	0.60	0.45	0.90	(7.33)	(6.91)
2017	49.87	83.14	20,910	1,194,876	0.90	0.45	0.90	20.68	21.22
2016	41.14	68.89	22,117	1,070,127	0.71	0.45	0.90	6.95	7.43

Asset Mgr. Gr. IC
2020	26.33	45.90	70,567	2,061,096	1.08	0.10	1.20	15.86	17.15
2019	22.47	39.61	73,827	2,012,659	1.59	0.10	1.20	21.36	22.71
2018	18.31	32.64	69,723	1,645,132	1.37	0.10	1.20	(8.76)	(7.74)
2017	19.85	35.78	75,060	2,108,772	1.22	0.10	1.20	12.99	17.31
2016	20.32	30.50	77,472	2,007,776	1.37	0.65	1.20	1.24	1.80

Asset Mgr. Gr. SC
2020	30.11	30.11	8,655	260,602	1.07	0.45	0.45	16.63	16.63
2019	19.03	25.82	8,617	222,470	1.58	0.45	0.90	4.07	22.11
2018	16.63	21.14	6,917	146,248	1.38	0.45	0.90	(8.17)	0.92
2017	23.02	30.69	5,784	156,064	1.23	0.45	0.90	17.64	18.17
2016	19.48	26.09	5,128	129,102	1.36	0.45	0.90	1.43	1.89

Mid Cap IC
2020	51.24	75.04	41,026	2,621,832	0.65	0.10	0.80	17.25	18.07
2019	43.39	64.00	41,605	2,318,931	0.86	0.10	0.80	22.47	23.33
2018	30.19	35.19	40,946	1,957,348	0.65	0.10	0.90	(14.62)	3.84
2017	41.21	61.10	37,992	2,340,483	0.70	0.10	0.90	19.68	20.70
2016	34.14	51.03	36,336	1,943,973	0.38	0.10	0.90	1.08	11.23

Strategic IC
2020	19.94	19.94	6,566	130,934	3.44	0.70	0.70	6.77	6.77
2019	18.68	18.68	6,231	116,377	3.47	0.70	0.70	10.12	10.12
2018	16.96	16.96	5,698	96,651	3.75	0.70	0.70	(3.25)	(3.25)
2017	17.53	17.53	11,557	202,614	3.20	0.70	0.70	7.04	7.04
2016	16.38	16.38	11,350	185,891	3.56	0.70	0.70	7.52	7.52

Money Market
2020	0.96	1.04	11,693,871	11,837,333	0.28	0.10	1.20	(0.88)	0.22
2019	0.97	1.04	8,720,915	8,832,387	2.00	0.10	1.20	0.80	1.91
2018	0.96	1.02	9,701,387	9,638,360	1.64	0.10	1.20	0.43	1.55
2017	0.96	1.01	10,163,172	9,976,063	0.67	0.10	1.20	(0.52)	0.57
2016	0.97	1.00	10,623,458	10,398,667	0.20	0.10	1.20	(0.99)	0.01

FS-53

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Alger:
Balanced
2020	22.86	64.96	233,151	5,829,264	1.27	0.10	1.20	8.91	10.12
2019	20.76	59.65	230,092	5,571,867	1.51	0.10	1.20	18.08	19.38
2018	17.39	50.52	225,009	4,999,735	4.06	0.10	1.20	(4.48)	(3.42)
2017	18.00	52.89	218,893	5,503,342	2.89	0.10	1.20	14.07	15.33
2016	15.61	46.36	210,560	5,035,326	1.93	0.10	1.20	3.12	7.22

Capital App
2020	127.96	231.06	17,653	4,030,895	-	0.70	0.70	35.49	40.77
2019	164.14	164.14	17,664	2,899,521	-	0.70	0.70	32.65	32.65
2018	123.74	123.74	15,423	1,908,495	0.09	0.70	0.70	(0.80)	(0.80)
2017	124.74	124.74	13,306	1,659,782	0.17	0.70	0.70	30.17	30.17
2016	95.82	95.82	11,575	1,109,184	0.21	0.70	0.70	(0.20)	(0.20)

MFS:
Utilities
2020	41.04	111.54	178,479	9,280,887	2.47	0.10	1.20	4.64	5.79
2019	38.79	106.60	172,795	9,471,857	4.00	0.10	1.20	23.58	24.94
2018	31.05	86.26	165,979	8,217,214	1.09	0.10	1.20	(0.15)	0.96
2017	30.75	86.39	152,007	8,940,807	4.28	0.10	1.20	13.47	14.72
2016	26.81	76.14	146,030	8,510,001	3.83	0.10	1.20	(0.01)	10.14

New Discovery
2020	41.56	80.42	150,609	7,567,031	-	0.10	1.20	44.14	45.74
2019	28.52	55.79	140,120	5,992,283	-	0.10	1.20	40.01	41.56
2018	20.15	39.85	129,369	4,327,289	-	0.10	1.20	(2.66)	(1.57)
2017	20.47	40.94	131,103	4,701,352	-	0.10	1.20	25.15	26.53
2016	16.18	32.71	125,180	3,951,930	-	0.10	1.20	6.01	7.75

Total Return
2020	26.02	32.36	24,119	885,448	2.25	0.10	0.90	1.40	9.70
2019	29.50	36.67	24,686	850,061	2.29	0.10	0.90	19.31	20.26
2018	24.53	30.74	26,151	762,031	2.21	0.10	0.90	(6.46)	(5.71)
2017	26.01	32.86	28,243	896,296	2.28	0.10	0.90	7.97	11.30
2016	26.17	29.61	34,237	1,009,326	2.91	0.45	0.90	8.12	8.61

Value
2020	21.52	34.39	12,050	413,406	1.49	0.70	0.70	2.75	32.61
2019	33.47	33.47	12,662	423,826	2.15	0.70	0.70	28.90	28.90
2018	25.97	25.97	11,912	309,321	1.59	0.70	0.70	(10.72)	(10.72)
2017	29.08	29.08	10,297	299,475	1.99	0.70	0.70	16.83	16.83
2016	24.89	24.89	8,085	201,268	2.22	0.70	0.70	13.30	13.30

FS-54

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
MFS, continued:
Strategic
2020	12.29	13.19	157,148	2,006,319	3.81	0.10	1.20	8.04	9.24
2019	11.25	12.21	153,272	1,821,715	3.51	0.10	1.20	10.27	11.49
2018	10.09	11.07	165,975	1,815,987	4.00	0.10	1.20	(3.16)	(2.09)
2017	10.30	11.43	179,685	2,051,213	4.68	0.10	1.20	4.97	6.13
2016	9.71	10.89	171,648	1,895,598	3.14	0.10	1.20	0.82	6.95

Research
2020	21.44	21.48	296,016	6,398,353	2.09	0.10	0.90	11.93	12.84
2019	19.04	19.16	313,746	6,050,906	1.49	0.10	0.90	26.90	27.92
2018	14.88	15.10	335,234	5,085,728	1.46	0.10	0.90	(14.90)	(14.21)
2017	17.35	17.74	343,784	6,125,798	1.88	0.10	0.90	27.15	28.16
2016	13.54	13.95	372,743	5,216,959	1.52	0.10	0.90	(1.59)	(1.04)

Global Real Estate
2020	16.07	16.07	1	9	-	0.70	0.70	1.32	1.32
2019	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

Van Kampen:
Emerging Markets
2020	19.99	31.83	466,038	10,499,496	1.42	0.10	1.20	13.07	14.33
2019	17.49	28.15	458,506	9,779,156	1.06	0.10	1.20	18.16	19.47
2018	14.64	23.83	460,250	8,682,734	0.45	0.10	1.20	(18.46)	(17.55)
2017	17.75	29.22	436,901	10,610,338	0.76	0.10	1.20	33.46	34.93
2016	13.16	21.89	453,874	8,618,819	0.48	0.10	1.20	(8.69)	5.47

Intl. Magnum
2020	13.94	21.78	99,885	1,545,465	1.47	0.10	1.20	9.59	10.81
2019	12.58	19.88	99,819	1,495,187	1.85	0.10	1.20	16.37	17.65
2018	10.69	17.08	105,633	1,452,846	1.16	0.10	1.20	(7.63)	(6.60)
2017	11.45	18.49	103,303	1,652,164	1.15	0.10	1.20	14.73	15.99
2016	9.87	16.12	103,607	1,628,431	-	0.10	1.20	1.85	4.32

U.S. Real Estate
2020	20.05	47.81	440,509	11,612,413	2.89	0.10	1.20	(17.85)	(16.93)
2019	24.13	58.20	334,291	11,967,796	1.88	0.10	1.20	17.52	18.82
2018	20.31	49.52	321,081	10,618,244	2.77	0.10	1.20	(8.82)	(7.81)
2017	22.03	54.32	313,605	12,450,196	1.52	0.10	1.20	1.88	3.01
2016	21.39	53.31	277,325	12,004,962	1.44	0.10	1.20	2.33	5.54

FS-55

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Van Kampen, continued:
Core+Fixed
2020	12.56	12.56	233	2,932	0.64	0.70	0.70	7.05	7.05
2019	11.73	11.73	44.00	516.00	-	0.70	0.70	0.27	0.27
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

Calvert:
Balanced
2020	3.35	4.69	356,104	1,341,961	1.51	0.10	1.20	13.88	15.14
2019	2.91	4.12	373,927	1,256,662	1.67	0.10	1.20	22.92	24.28
2018	2.34	3.35	282,927	848,295	1.78	0.10	1.20	(3.84)	(2.77)
2017	2.41	3.48	277,810	916,036	1.96	0.10	1.20	10.67	11.89
2016	2.15	3.15	307,491	1,015,379	1.87	0.10	1.20	2.30	6.57

Mid Cap
2020	52.13	83.89	10,164	571,562	0.42	0.10	1.20	10.91	12.14
2019	46.49	75.64	10,710	594,426	0.44	0.10	1.20	29.80	31.23
2018	35.43	58.28	10,543	499,155	0.52	0.10	1.20	(5.58)	(4.52)
2017	37.10	61.72	11,225	592,989	0.67	0.10	1.20	10.33	11.55
2016	33.26	55.94	10,722	617,979	-	0.10	1.20	(0.97)	5.96

American Century:
Income & Growth
2020	14.51	20.71	822,259	13,383,709	1.96	0.10	0.90	10.81	11.70
2019	12.99	18.69	820,349	12,674,706	2.08	0.10	0.90	22.84	23.83
2018	10.49	15.22	802,290	10,714,444	1.91	0.10	0.90	(7.70)	(6.96)
2017	11.27	16.49	847,753	12,736,468	2.38	0.10	0.90	19.41	20.37
2016	9.36	13.82	855,062	11,297,447	2.36	0.10	0.90	3.25	12.47

Value
2020	11.17	12.99	6,723	87,338	2.36	0.20	0.70	(17.96)	0.78
2019	12.89	23.39	6,341	85,140	2.12	0.20	0.70	26.15	26.78
2018	10.17	18.54	5,424	70,436	1.65	0.20	0.70	(10.57)	(9.79)
2017	20.55	20.55	4,013	82,485	1.66	0.70	0.70	7.99	7.99
2016	19.03	19.03	4,335	82,509	1.74	0.70	0.70	19.64	19.64

Mid Cap
2020	26.88	35.68	199,765	6,789,198	1.85	0.10	0.90	0.30	1.11
2019	26.59	35.57	190,865	6,725,479	2.06	0.10	0.90	28.00	29.02
2018	20.61	27.79	196,136	5,470,472	1.41	0.10	0.90	(13.62)	(12.92)
2017	23.67	32.17	195,231	6,396,630	1.56	0.10	0.90	10.70	11.58
2016	21.21	29.81	188,244	5,632,345	1.70	0.10	0.90	4.17	21.75

FS-56

 5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
AIM:
Intl. Growth
2020	50.21	51.10	123,815	6,454,142	2.39	0.10	0.90	12.97	13.88
2019	44.09	45.24	127,758	5,926,340	1.57	0.10	0.90	27.43	28.44
2018	34.33	35.50	137,705	5,020,606	2.09	0.10	0.90	(15.74)	(15.06)
2017	40.41	42.13	136,160	5,895,199	1.44	0.10	0.90	21.91	22.88
2016	32.89	35.50	141,514	5,039,809	1.17	0.10	0.90	(1.34)	3.32

Global
2020	18.40	21.08	42,948	880,044	4.95	0.10	0.80	(13.02)	(12.40)
2019	21.01	24.24	45,942	1,087,165	4.59	0.10	0.80	22.02	22.88
2018	17.10	19.67	48,463	944,448	3.52	0.10	0.90	(6.99)	(6.25)
2017	18.23	21.15	59,148	1,250,420	3.31	0.10	0.90	12.04	12.91
2016	16.15	18.88	63,505	1,214,245	0.52	0.10	0.90	1.12	1.69

Small Cap
2020	22.40	40.00	16,308	649,450	0.34	0.70	0.70	26.36	87.34
2019	31.66	31.66	17,540	555,324	-	0.70	0.70	25.72	25.72
2018	25.18	25.18	15,378	387,277	-	0.70	0.70	(15.67)	(15.67)
2017	29.86	29.86	15,016	448,433	-	0.70	0.70	13.26	13.26
2016	26.37	26.37	14,764	389,278	-	0.70	0.70	11.28	11.28

Global Value
2020	12.97	27.55	209,590	2,976,283	1.36	0.10	1.20	11.87	13.12
2019	11.47	24.63	212,648	2,802,383	1.42	0.10	1.20	23.70	25.07
2018	9.17	19.91	207,630	2,468,077	1.08	0.10	1.20	(16.33)	(15.40)
2017	10.84	23.79	183,367	3,063,315	1.16	0.10	1.20	21.44	22.78
2016	8.83	19.59	152,690	2,649,834	1.04	0.10	1.20	1.49	5.54

Discovery Mid Cap
2020	106.36	106.86	24,291	2,589,864	-	0.10	0.80	47.48	48.17
2019	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

Global Securities
2020	53.92	90.55	23,285	2,064,239	0.73	0.70	0.70	26.75	31.26
2019	71.44	71.44	19,888	1,420,920	0.90	0.70	0.70	30.87	30.87
2018	54.59	54.59	16,230	886,017	1.00	0.70	0.70	(13.79)	(13.79)
2017	63.32	63.32	15,070	954,280	0.93	0.70	0.70	35.72	35.72
2016	46.66	46.66	13,932	650,032	1.05	0.70	0.70	(0.61)	(0.61)

FS-57

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Summit:
S&P MidCap
2020	160.62	172.90	321,010	37,609,720	1.23	0.10	1.20	11.97	13.21
2019	141.88	154.42	408,191	35,047,252	1.17	0.10	1.20	24.33	25.71
2018	112.87	124.20	496,424	29,247,235	1.14	0.10	1.20	(12.40)	(11.42)
2017	127.42	141.77	596,216	35,816,580	0.71	0.10	1.20	14.52	15.78
2016	110.05	123.80	735,454	33,037,285	0.45	0.10	1.20	8.50	18.83

Russell Small Cap
2020	127.56	137.86	296,064	31,892,938	1.08	0.10	1.20	18.21	19.52
2019	106.72	116.62	362,305	28,381,231	0.93	0.10	1.20	23.58	24.95
2018	85.41	94.37	433,932	23,669,754	1.05	0.10	1.20	(12.30)	(11.32)
2017	96.31	107.60	540,978	29,097,627	0.77	0.10	1.20	13.01	14.26
2016	84.29	95.21	647,735	26,649,155	0.58	0.10	1.20	10.91	19.48

Nasdaq-100 Index
2020	32.19	140.70	222,040	19,897,925	0.47	0.10	0.90	46.89	48.08
2019	21.91	95.02	310,761	14,341,039	0.52	0.10	0.90	37.54	38.64
2018	15.93	68.54	383,618	10,842,362	0.55	0.10	0.90	(1.36)	(0.57)
2017	16.15	68.93	462,344	11,829,576	0.49	0.10	0.90	31.17	32.22
2016	12.30	52.13	542,334	9,243,974	0.54	0.10	0.90	3.49	5.64

EAFE Intl.
2020	106.78	108.36	106,839	12,127,280	3.42	0.10	1.20	6.48	7.66
2019	100.28	100.65	103,479	11,080,575	2.68	0.10	1.20	19.63	21.14
2018	83.08	83.82	104,500	9,345,993	3.25	0.10	1.20	(14.76)	(13.66)
2017	96.23	98.33	107,258	11,233,467	2.54	0.10	1.20	23.10	24.64
2016	77.21	79.88	103,526	8,854,509	2.60	0.10	1.20	(0.73)	0.57

Barclays
2020	67.23	70.11	139,490	9,727,059	2.86	0.10	0.90	6.38	7.23
2019	62.70	65.90	139,007	9,210,137	3.15	0.10	0.90	7.44	8.30
2018	57.89	61.34	143,066	8,866,021	3.10	0.10	0.90	(1.26)	(0.47)
2017	58.16	62.12	159,138	10,036,515	2.84	0.10	0.90	2.57	3.39
2016	56.25	60.54	154,773	9,533,227	2.75	0.10	0.90	(0.42)	1.67

S&P 500
2020	223.18	263.52	432,872	105,258,806	1.70	0.10	1.20	16.69	17.98
2019	189.16	225.83	451,249	96,218,293	1.78	0.10	1.20	29.59	31.02
2018	144.38	174.27	468,983	79,725,620	1.90	0.10	1.20	(5.88)	(4.83)
2017	151.70	185.15	485,892	90,843,611	1.46	0.10	1.20	20.02	21.34
2016	125.02	154.27	503,010	80,236,883	1.72	0.10	1.20	5.68	10.25

FS-58

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Summit, continued:
Moderate
2020	21.04	21.45	137,779	2,940,076	1.71	0.10	0.90	4.41	5.25
2019	20.15	20.38	137,486	2,799,582	1.54	0.10	0.90	15.97	16.90
2018	17.37	17.43	141,719	2,482,696	1.34	0.10	0.90	(6.58)	(5.83)
2017	18.51	18.60	154,470	2,890,492	1.32	0.10	0.90	11.16	12.05
2016	16.52	16.73	156,309	2,627,273	0.03	0.10	0.90	2.05	5.66

Growth
2020	21.06	21.48	1,287	27,505	1.72	0.70	0.70	1.44	6.07
2019	21.17	21.17	1,403	29,694	1.48	0.70	0.70	18.39	18.39
2018	17.88	17.88	1,047	18,719	1.21	0.70	0.70	(8.15)	(8.15)
2017	19.47	19.47	751	14,624	1.35	0.70	0.70	16.11	16.11
2016	16.77	16.77	403	6,753	-	0.70	0.70	4.83	4.83

Mod. Growth
2020	21.13	21.88	239,167	5,154,890	1.66	0.10	0.90	2.82	3.65
2019	20.55	21.11	240,379	5,010,187	1.46	0.10	0.90	17.50	18.45
2018	17.49	17.82	247,127	4,370,464	1.25	0.10	0.90	(7.53)	(6.78)
2017	18.91	19.12	256,855	4,899,327	1.19	0.10	0.90	13.53	14.44
2016	16.65	16.71	255,524	4,282,647	0.15	0.10	0.90	2.57	5.82

Third Avenue:
Value
2020	16.23	32.87	392,519	7,478,338	2.77	0.10	0.90	(3.27)	(2.49)
2019	16.65	33.98	356,726	7,651,521	0.27	0.10	0.90	11.46	12.35
2018	14.82	30.49	318,056	7,033,512	1.86	0.10	0.90	(21.06)	(20.42)
2017	18.62	38.62	287,538	9,154,707	0.85	0.10	0.90	12.58	13.48
2016	16.41	34.40	258,000	8,549,162	0.82	0.10	0.90	6.26	11.22

Dreyfus:
MidCap
2020	24.99	47.76	53,827	1,479,505	0.55	0.10	0.90	6.88	7.74
2019	23.20	44.69	51,796	1,419,886	0.40	0.10	0.90	18.78	19.74
2018	19.37	37.62	48,047	1,303,808	0.35	0.10	0.90	(16.44)	(15.77)
2017	23.00	45.02	43,904	1,726,314	0.87	0.10	0.90	14.02	14.94
2016	20.01	39.18	45,600	1,645,995	0.84	0.10	0.90	2.56	14.17

Scudder:
Small Mid Value
2020	12.00	18.55	53,721	1,153,590	1.42	0.10	0.90	(16.86)	(0.90)
2019	18.72	22.47	53,154	1,163,278	0.73	0.10	0.90	20.42	21.39
2018	15.42	18.66	55,360	1,006,960	1.37	0.10	0.90	(16.79)	(16.10)
2017	18.38	22.43	53,394	1,198,773	0.77	0.10	0.90	9.54	10.41
2016	16.65	20.47	56,690	1,180,752	0.57	0.10	0.90	9.22	15.84

FS-59

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Scudder, continued:
Thematic
2020	18.44	18.64	21,055	392,122	1.32	0.10	0.80	21.53	22.57
2019	15.17	15.21	37,698	575,303	1.09	0.10	0.80	30.18	31.09
2018	11.60	11.65	21,918	256,688	1.00	0.10	0.80	(17.35)	(16.77)
2017	13.94	14.10	31,941	452,639	0.30	0.10	0.80	24.47	25.35
2016	11.12	11.12	24,882	282,798	0.87	0.10	0.90	0.17	3.25

Capital Growth
2020	45.88	83.46	2,555	210,304	0.52	0.70	0.70	38.07	54.79
2019	60.45	60.45	2,851	172,334	0.40	0.70	0.70	36.18	36.18
2018	44.39	44.39	2,457	109,045	0.68	0.70	0.70	(2.29)	(2.29)
2017	45.42	45.42	2,041	92,731	0.68	0.70	0.70	25.42	25.42
2016	36.22	36.22	1,543	55,877	0.70	0.70	0.70	3.52	3.52

Neuberger Berman:
Regency
2020	15.39	18.94	15,096	364,283	1.03	0.10	0.90	(2.72)	2.88
2019	19.47	30.24	15,755	438,210	0.63	0.10	0.80	15.82	16.63
2018	16.69	26.11	15,879	394,024	0.64	0.10	0.80	(15.95)	(15.36)
2017	19.58	19.72	19,150	558,416	0.82	0.10	0.90	6.97	14.59
2016	26.13	26.57	17,497	466,214	0.66	0.65	0.90	15.13	15.42

Equity
2020	33.77	33.77	9,368	316,326	0.64	0.70	0.70	18.73	18.73
2019	28.44	28.44	8,645	245,862	0.42	0.70	0.70	9.01	9.01
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

T. Rowe:
Blue Chip
2020	48.16	53.66	270,350	13,701,242	-	0.10	0.90	32.72	33.78
2019	36.29	40.11	314,047	11,841,983	-	0.10	0.90	28.42	29.45
2018	28.26	30.98	325,574	9,491,724	-	0.10	0.90	0.74	1.55
2017	28.05	30.51	354,077	10,170,357	-	0.10	0.90	34.62	35.69
2016	20.83	22.49	371,438	7,884,102	-	0.10	0.90	(1.16)	(0.36)

Equity Income
2020	28.96	44.87	3,405	151,558	2.13	0.70	0.70	0.25	44.54
2019	44.76	44.76	3,232	144,654	2.07	0.70	0.70	25.17	25.17
2018	35.76	35.76	3,340	119,422	1.81	0.70	0.70	(10.32)	(10.32)
2017	39.87	39.87	3,127	124,691	1.58	0.70	0.70	14.93	14.93
2016	34.70	34.70	2,665	92,481	2.13	0.70	0.70	18.03	18.03

FS-60

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Franklin Templeton:
Income
2020	16.00	28.46	19,330	430,988	5.77	0.10	0.70	(0.01)	0.60
2019	15.91	15.91	19,038	420,228	4.76	0.10	0.80	2.84	11.44
2018	15.95	16.09	9,512	226,349	4.77	0.65	0.80	(4.90)	(4.42)
2017	16.77	16.84	9,069	220,218	4.25	0.65	0.80	6.51	9.57
2016	15.36	15.38	6,812	161,804	5.10	0.65	0.80	(0.74)	3.82

Global Bond
2020	16.25	17.64	195,967	3,397,110	7.88	0.10	0.90	(6.13)	(5.38)
2019	17.17	18.80	175,228	3,286,719	7.19	0.10	0.90	1.10	1.91
2018	16.85	18.59	166,570	3,098,055	-	0.10	0.90	1.02	1.84
2017	16.54	18.40	179,495	3,312,120	-	0.10	0.90	1.02	1.82
2016	16.25	18.22	167,024	3,056,108	-	0.10	0.90	2.02	5.65

Ivy:
Science
2020	43.87	82.51	19,710	1,612,645	-	0.70	0.70	34.42	59.51
2019	61.38	61.38	15,330	940,965	-	0.70	0.70	48.44	48.44
2018	41.35	41.35	14,539	601,157	-	0.70	0.70	(5.90)	(5.90)
2017	43.94	43.94	14,202	624,050	-	0.70	0.70	31.20	31.20
2016	33.49	33.49	10,586	354,535	-	0.70	0.70	0.84	0.84

Balanced
2020	8.70	10.37	14,257	149,835	1.20	0.10	0.90	1.85	14.00
2019	9.09	11.46	18,823	182,383	1.21	0.10	0.70	21.24	21.97
2018	7.45	7.46	4,577	39,231	1.56	0.10	0.80	(2.85)	0.71
2017	7.95	8.30	3,931	35,387	1.22	0.45	0.80	0.99	8.56
2016	7.45	8.90	1,537	13,077	-	0.65	0.70	(1.19)	0.13

Pimco:
Total Return
2020	13.02	16.49	200,990	3,073,945	2.12	0.10	0.90	7.67	8.54
2019	12.00	15.31	188,448	2,741,126	3.01	0.10	0.90	7.38	8.25
2018	11.08	14.26	186,410	2,577,897	2.54	0.10	0.90	(1.43)	(0.63)
2017	11.15	14.47	201,044	2,873,523	2.02	0.10	0.90	3.98	4.82
2016	11.53	13.91	203,325	2,873,001	2.09	0.45	0.90	1.76	2.22

Low Duration
2020	11.14	11.14	84,687	944,392	1.22	0.10	0.90	2.05	2.89
2019	10.82	10.91	87,748	963,321	2.72	0.10	0.90	3.10	3.92
2018	10.41	10.59	61,895	657,303	1.95	0.10	0.90	(0.55)	0.24
2017	10.39	10.64	44,250	470,655	1.34	0.10	0.90	0.45	1.25
2016	10.26	10.57	44,076	466,201	1.50	0.10	0.90	0.33	0.40

FS-61

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Pimco, continued:
Real Return
2020	13.91	14.14	21,887	308,486	1.38	0.10	0.90	0.97	11.52
2019	12.64	12.68	4,368	56,810	1.90	0.10	0.80	0.61	6.56
2018	12.25	12.45	3,518	43,362	2.37	0.70	0.80	(3.08)	(2.99)
2017	12.63	12.83	3,467	44,068	2.28	0.70	0.80	2.73	2.83
2016	12.27	12.30	3,426	42,383	1.11	0.65	0.80	(2.00)	0.07

Ibbotson:
Balanced
2020	14.61	17.29	34,319	535,499	2.02	0.10	0.80	8.26	9.01
2019	13.41	15.97	36,883	530,779	2.10	0.10	0.80	15.34	16.14
2018	11.54	13.84	35,397	460,784	2.26	0.10	0.80	(6.98)	(6.33)
2017	12.32	14.88	26,082	370,884	1.54	0.10	0.80	7.71	12.44
2016	10.88	12.08	28,427	375,147	1.60	0.45	0.90	(1.72)	7.99

Growth
2020	11.46	15.42	12,580	193,873	2.09	0.10	0.80	(5.05)	9.90
2019	14.03	16.47	12,040	174,884	1.86	0.10	0.80	18.70	19.65
2018	11.73	13.88	11,274	144,610	1.43	0.10	0.80	(8.78)	(8.13)
2017	11.96	12.77	16,548	236,481	1.28	0.10	0.90	2.00	9.29
2016	11.83	13.09	18,292	231,024	1.34	0.45	0.90	9.18	9.45

Income
2020	13.46	16.05	24,278	361,110	2.20	0.10	0.80	7.56	8.32
2019	12.42	14.92	21,321	301,646	2.08	0.10	0.80	12.00	12.79
2018	11.01	13.32	21,636	275,614	2.06	0.10	0.80	(5.02)	(4.35)
2017	10.80	11.51	21,954	300,536	1.73	0.10	0.90	4.66	5.54
2016	11.79	12.78	22,386	285,442	1.65	0.45	0.90	5.40	5.91

American Funds:
IS New World
2020	31.48	31.48	65	2,032	-	0.70	0.70	2.87	16.23
2019	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

FS-62

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the periods ended December 31, were as follows:

	2020	2019
Fidelity:
Equity-Income IC
Units issued	377,099	345,600
Units redeemed	(378,394)	(331,881)
Net increase(decrease)	(1,295)	13,719

Equity-Income SC
Units issued	4,829	5,448
Units redeemed	(4,710)	(5,782)
Net increase(decrease)	119	(334)

Growth IC
Units issued	111,580	121,682
Units redeemed	(122,221)	(133,184)
Net increase(decrease)	(10,641)	(11,502)

Growth SC
Units issued	1,081	3,592
Units redeemed	(2,211)	(4,491)
Net increase(decrease)	(1,130)	(899)

High Income IC
Units issued	2,655,837	2,389,147
Units redeemed	(2,543,675)	(2,331,473)
Net increase(decrease)	112,162	57,674

High Income SC
Units issued	24,885	19,928
Units redeemed	(21,307)	(33,875)
Net increase(decrease)	3,578	(13,947)

Overseas IC
Units issued	302,687	292,560
Units redeemed	(300,144)	(297,855)
Net increase(decrease)	2,543	(5,295)

Overseas SC
Units issued	2,146	2,151
Units redeemed	(2,172)	(2,053)
Net increase(decrease)	(26)	98

FS-63

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
Fidelity, continued:
Asset Mgr. IC
Units issued	67,527	83,273
Units redeemed	(96,408)	(98,659)
Net increase(decrease)	(28,881)	(15,386)

Asset Mgr. SC
Units issued	2,943	2,963
Units redeemed	(2,817)	(4,758)
Net increase(decrease)	126	(1,795)

Inv. Bond IC
Units issued	1,459,535	1,457,174
Units redeemed	(1,445,794)	(1,442,837)
Net increase(decrease)	13,741	14,337

Contrafund IC
Units issued	268,831	296,723
Units redeemed	(267,305)	(274,058)
Net increase(decrease)	1,526	22,665

Contrafund SC
Units issued	7,879	7,181
Units redeemed	(8,649)	(9,581)
Net increase(decrease)	(770)	(2,400)

Asset Mgr. Gr. IC
Units issued	50,506	48,345
Units redeemed	(53,766)	(44,241)
Net increase(decrease)	(3,260)	4,104

Asset Mgr. Gr. SC
Units issued	515	3,089
Units redeemed	(477)	(1,389)
Net increase(decrease)	38	1,700

Mid Cap IC
Units issued	33,396	30,863
Units redeemed	(33,975)	(30,204)
Net increase(decrease)	(579)	659

FS-64

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
Fidelity, continued:
Strategic IC
Units issued	916	951
Units redeemed	(581)	(418)
Net increase(decrease)	335	533

Money Market
Units issued	24,992,418	8,351,685
Units redeemed	(22,019,462)	(9,332,157)
Net increase(decrease)	2,972,956	(980,472)

Alger:
Balanced
Units issued	96,817	113,188
Units redeemed	(93,758)	(108,105)
Net increase(decrease)	3,059	5,083

Capital App
Units issued	5,539	4,241
Units redeemed	(5,550)	(2,000)
Net increase(decrease)	(11)	2,241

MFS:
Utilities
Units issued	112,038	111,672
Units redeemed	(106,354)	(104,856)
Net increase(decrease)	5,684	6,816

New Discovery
Units issued	127,340	118,892
Units redeemed	(116,851)	(108,141)
Net increase(decrease)	10,489	10,751

Total Return
Units issued	20,429	22,042
Units redeemed	(20,996)	(23,507)
Net increase(decrease)	(567)	(1,465)

Value
Units issued	8,026	6,793
Units redeemed	(8,638)	(6,043)
Net increase(decrease)	(612)	750

FS-65

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
MFS, continued:
Strategic
Units issued	176,326	169,244
Units redeemed	(172,450)	(181,947)
Net increase(decrease)	3,876	(12,703)

Research
Units issued	1,189,037	1,252,257
Units redeemed	(1,206,767)	(1,273,745)
Net increase(decrease)	(17,730)	(21,488)

Global Real Estate
Units issued	1	-
Units redeemed	-	-
Net increase(decrease)	1	-

Van Kampen:
Emerging Markets
Units issued	1,121,388	1,050,285
Units redeemed	(1,113,856)	(1,052,029)
Net increase(decrease)	7,532	(1,744)

Intl. Magnum
Units issued	80,222	86,913
Units redeemed	(80,156)	(92,727)
Net increase(decrease)	66	(5,814)

U.S. Real Estate
Units issued	1,214,910	867,055
Units redeemed	(1,108,692)	(853,845)
Net increase(decrease)	106,218	13,210

Core+Fixed
Units issued	1,379	88
Units redeemed	(1,190)	(44)
Net increase(decrease)	189	44

Calvert:
Balanced
Units issued	231,904	370,561
Units redeemed	(249,727)	(279,561)
Net increase(decrease)	(17,823)	91,000

FS-66

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
Calvert, continued:
Mid Cap
Units issued	2,155	2,401
Units redeemed	(2,701)	(2,234)
Net increase(decrease)	(546)	167

American Century:
Income & Growth
Units issued	2,294,162	2,250,185
Units redeemed	(2,292,252)	(2,232,126)
Net increase(decrease)	1,910	18,059

Value
Units issued	6,904	8,204
Units redeemed	(6,522)	(7,287)
Net increase(decrease)	382	917

Mid Cap
Units issued	577,470	529,397
Units redeemed	(568,570)	(534,668)
Net increase(decrease)	8,900	(5,271)

AIM:
Intl. Growth
Units issued	408,755	422,209
Units redeemed	(412,698)	(432,156)
Net increase(decrease)	(3,943)	(9,947)

Global
Units issued	40,525	51,960
Units redeemed	(43,519)	(54,481)
Net increase(decrease)	(2,994)	(2,521)

Small Cap
Units issued	8,973	7,055
Units redeemed	(10,205)	(4,893)
Net increase(decrease)	(1,232)	2,162

Global Value
Units issued	181,470	195,328
Units redeemed	(184,528)	(190,310)
Net increase(decrease)	(3,058)	5,018

FS-67

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
AIM, continued:
Discovery Mid Cap
Units issued	43,402	-
Units redeemed	(19,111)	-
Net increase(decrease)	24,291	-

Global Securities
Units issued	9,491	7,867
Units redeemed	(6,094)	(4,209)
Net increase(decrease)	3,397	3,658

Summit:
S&P MidCap
Units issued	538,035	638,026
Units redeemed	(625,216)	(726,259)
Net increase(decrease)	(87,181)	(88,233)

Russell Small Cap
Units issued	453,168	515,484
Units redeemed	(519,409)	(587,111)
Net increase(decrease)	(66,241)	(71,627)

Nasdaq-100 Index
Units issued	611,310	789,675
Units redeemed	(700,031)	(862,532)
Net increase(decrease)	(88,721)	(72,857)

EAFE Intl.
Units issued	292,438	283,392
Units redeemed	(289,078)	(284,413)
Net increase(decrease)	3,360	(1,021)

Barclays
Units issued	428,993	433,359
Units redeemed	(428,510)	(437,418)
Net increase(decrease)	483	(4,059)

S&P 500
Units issued	426,061	472,791
Units redeemed	(444,438)	(490,525)
Net increase(decrease)	(18,377)	(17,734)

FS-68

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
Summit, continued:
Moderate
Units issued	560,115	569,018
Units redeemed	(559,822)	(573,251)
Net increase(decrease)	293	(4,233)

Growth
Units issued	900	555
Units redeemed	(1,016)	(199)
Net increase(decrease)	(116)	356

Mod. Growth
Units issued	982,212	1,000,309
Units redeemed	(983,424)	(1,007,057)
Net increase(decrease)	(1,212)	(6,748)

Third Avenue:
Value
Units issued	467,165	410,415
Units redeemed	(431,372)	(371,745)
Net increase(decrease)	35,793	38,670

Dreyfus:
MidCap
Units issued	48,148	49,506
Units redeemed	(46,117)	(45,757)
Net increase(decrease)	2,031	3,749

Scudder:
Small Mid Value
Units issued	42,034	36,640
Units redeemed	(41,467)	(38,846)
Net increase(decrease)	567	(2,206)

Thematic
Units issued	21,216	44,774
Units redeemed	(37,859)	(28,994)
Net increase(decrease)	(16,643)	15,780

Capital Growth
Units issued	1,648	2,043
Units redeemed	(1,944)	(1,649)
Net increase(decrease)	(296)	394

FS-69

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
Neuberger Berman:
Regency
Units issued	13,614	26,013
Units redeemed	(14,273)	(26,137)
Net increase(decrease)	(659)	(124)

Equity
Units issued	1,593	10,226
Units redeemed	(870)	(1,581)
Net increase(decrease)	723	8,645

T. Rowe:
Blue Chip
Units issued	748,703	872,684
Units redeemed	(792,400)	(884,211)
Net increase(decrease)	(43,697)	(11,527)

Equity Income
Units issued	3,681	3,295
Units redeemed	(3,508)	(3,403)
Net increase(decrease)	173	(108)

Franklin Templeton:
Income
Units issued	5,789	12,950
Units redeemed	(5,497)	(3,424)
Net increase(decrease)	292	9,526

Global Bond
Units issued	759,967	692,460
Units redeemed	(739,228)	(683,802)
Net increase(decrease)	20,739	8,658

Ivy:
Science
Units issued	12,381	7,537
Units redeemed	(8,001)	(6,746)
Net increase(decrease)	4,380	791

Balanced
Units issued	9,398	15,591
Units redeemed	(13,964)	(1,345)
Net increase(decrease)	(4,566)	14,246

FS-70

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
Pimco:
Total Return
Units issued	142,267	124,937
Units redeemed	(129,725)	(122,899)
Net increase(decrease)	12,542	2,038

Low Duration
Units issued	199,488	190,476
Units redeemed	(202,549)	(164,623)
Net increase(decrease)	(3,061)	25,853

Real Return
Units issued	35,022	7,851
Units redeemed	(17,503)	(7,001)
Net increase(decrease)	17,519	850

Ibbotson:
Balanced
Units issued	38,794	51,658
Units redeemed	(41,358)	(50,172)
Net increase(decrease)	(2,564)	1,486

Growth
Units issued	12,263	13,246
Units redeemed	(11,723)	(12,480)
Net increase(decrease)	540	766

Income
Units issued	36,828	33,720
Units redeemed	(33,871)	(34,035)
Net increase(decrease)	2,957	(315)

American Funds:
IS New World
Units issued	66	-
Units redeemed	(1)	-
Net increase(decrease)	65	-

FS-71

AMERITAS LIFE INSURANCE CORP.

    ________________

STATUTORY BASIS FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2020 AND 2019 AND FOR EACH OF THE
THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 2020
SUPPLEMENTAL SCHEDULES AS OF AND FOR THE
YEAR ENDED DECEMBER 31, 2020
AND INDEPENDENT AUDITORS’ REPORTS

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Ameritas Life Insurance Corp.
Lincoln, Nebraska

We have audited the accompanying statutory basis financial statements of Ameritas Life Insurance Corp. (the "Company"), a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of Ameritas Mutual Holding Company, which comprise the balance sheets – statutory basis as of December 31, 2020 and 2019, and the related summary of operations and changes in capital and surplus – statutory basis and statements of cash flows – statutory basis for each of the three years in the period ended December 31, 2020, and the related notes to the statutory basis financial statements.

Management's Responsibility for the Statutory Basis Financial Statements
Management is responsible for the preparation and fair presentation of these statutory basis financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility
Our responsibility is to express an opinion on these statutory basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the statutory basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 1 to the statutory basis financial statements, the statutory basis financial statements are prepared by Ameritas Life Insurance Corp. using the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Nebraska.

The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 1 to the statutory basis financial statements and accounting principles generally accepted in the United States of America although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Ameritas Life Insurance Corp. as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting
In our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Ameritas Life Insurance Corp. as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska as described in Note 1 to the statutory basis financial statements.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
March 29, 2021

AMERITAS LIFE INSURANCE CORP.
Balance Sheets - Statutory Basis
(in thousands, except shares)

	December 31
ADMITTED ASSETS	2020	2019
Bonds	$9,638,654	$9,107,534
Preferred stocks	12,177	6,355
Common stocks	477,335	460,060
Mortgage loans	2,094,450	2,075,344
Real estate:
Properties occupied by the company	43,873	39,864
Properties held for the production of income	4,662	4,559
Properties held for sale	—	2,065
Cash, cash equivalents, and short-term investments	370,839	294,022
Loans on insurance contracts	539,975	559,341
Other investments	959,112	668,327
Total Cash and Invested Assets	14,141,077	13,217,471

Investment income due and accrued	113,867	115,719
Deferred and uncollected premiums	117,946	115,289
Federal income tax recoverable	22,861	8,258
Net deferred income tax asset	82,612	71,642
Funds held under coinsurance - affiliate	40,235	42,047
Other admitted assets	137,556	127,279
Separate account assets	11,041,001	10,359,432
Total Admitted Assets	$25,697,155	$24,057,137

LIABILITIES, CAPITAL AND SURPLUS
Reserves for life, accident and health policies	$10,849,229	$10,203,056
Deposit-type funds	1,000,269	975,288
Reserves for unpaid claims	123,340	95,807
Dividends payable to policyholders	29,600	32,295
Interest maintenance reserve	70,008	64,545
Accrued commissions, expenses and insurance taxes	130,838	112,770
Accrued separate account transfers	(33,775)	(29,538)
Asset valuation reserve	251,837	214,022
Other liabilities	484,122	336,206
Separate account liabilities	11,041,001	10,359,432
Total Liabilities	23,946,469	22,363,883

Common stock, par value $0.10 per share; 25,000,000 shares authorized,
issued and outstanding	2,500	2,500
Additional paid in capital	431,449	431,449
Surplus notes	49,949	49,941
Special surplus - Affordable Care Act fee assessment	—	14,715
Unassigned surplus	1,266,788	1,194,649
Total Capital and Surplus	1,750,686	1,693,254
Total Liabilities, Capital and Surplus	$25,697,155	$24,057,137

The accompanying notes are an integral part of these statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP.
Summary of Operations and Changes in Capital and Surplus - Statutory Basis
(in thousands)

	Years Ended December 31
	2020	2019	2018
Premiums and Other Revenue
Premium income, net	$3,145,365	$3,115,518	$2,783,845
Net investment income	574,628	541,505	537,717
Commissions and expense allowances on reinsurance ceded	23,890	28,978	26,725
Modco reinsurance adjustment – affiliate	1,353	15,728	(27,257)
Income from fees associated with separate accounts	69,103	69,039	70,275
Separate account reserve transfers assumed	—	3,941	234,830
Miscellaneous income	36,340	33,985	34,950
Total Premiums and Other Revenue	3,850,679	3,808,694	3,661,085

Expenses
Benefits to policyholders	2,993,986	2,761,958	2,917,265
Modco reinsurance adjustment	—	3,292	(197,541)
Change in reserves for life, accident and health policies	647,921	508,702	335,472
Commissions	235,130	214,351	191,433
General insurance expenses	414,235	399,545	412,407
Taxes, licenses and fees	61,560	43,829	55,396
Net transfers from separate accounts	(599,242)	(257,635)	(123,219)
Total Expenses	3,753,590	3,674,042	3,591,213

Gain from Operations before Dividends, Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	97,089	134,652	69,872
Dividends to policyholders	29,448	32,868	33,478
Gain from Operations before Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	67,641	101,784	36,394
Federal income tax expense (benefit)	19,600	31,941	(16,398)
Gain from Operations before Net Realized Capital Gains	48,041	69,843	52,792
Net realized capital gains, net of taxes	16,377	21,404	18,464
Net Income	64,418	91,247	71,256

Surplus notes
Surplus notes amortization	8	9	9
Unassigned surplus
Change in unrealized gains (losses), net of tax	6,833	73,561	(105,661)
Change in net deferred income taxes	17,672	20,499	(4,642)
Change in non-admitted assets	4,263	22,426	(28,208)
Change in asset valuation reserve	(37,815)	(59,402)	19,726
Change in valuation basis (Note 1)	5,820	—	—
Change in unrecognized actuarial losses on pension, net of tax	(124)	(1,361)	2,563
Deferred reinsurance gain, net of tax (Note 14)	—	36,560	—
Amortization of reinsurance gain, net of tax (Note 14)	(3,643)	(911)	—
Net Change in Capital and Surplus	57,432	182,628	(44,957)

Capital and Surplus at the Beginning of the Year	1,693,254	1,510,626	1,555,583
Capital and Surplus at the End of Year	$1,750,686	$1,693,254	$1,510,626

The accompanying notes are an integral part of these statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP.
Statements of Cash Flows – Statutory Basis
(in thousands)

	Years Ended December 31
	2020	2019	2018
OPERATING ACTIVITIES
Premium collected net of reinsurance	$3,148,430	$3,125,452	$2,742,645
Net investment income received	580,409	542,945	533,934
Miscellaneous income	131,821	131,482	143,823
Benefits paid to policyholders	(2,964,134)	(2,741,955)	(2,446,301)
Net transfers from separate accounts	595,005	257,382	133,442
Commissions, expenses and taxes paid	(720,314)	(668,654)	(672,905)
Dividends paid to policyholders	(32,143)	(35,504)	(34,909)
Federal income taxes paid	(41,390)	(4,247)	(22,776)
Net Cash from Operating Activities	697,684	606,901	376,953

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid	1,754,890	1,634,808	1,826,279
Cost of investments acquired	(2,475,802)	(2,133,732)	(2,220,003)
Net change in loans on insurance contracts	17,266	(3,412)	(13,880)
Net Cash from Investing Activities	(703,646)	(502,336)	(407,604)

FINANCING AND MISCELLANEOUS ACTIVITIES
Change in deposit-type funds	24,982	13,482	(772)
Other miscellaneous, net	57,797	6,177	(2,719)
Net Cash from Financing and Miscellaneous Activities	82,779	19,659	(3,491)

Net Change in Cash, Cash Equivalents and Short-Term Investments	76,817	124,224	(34,142)

Cash, Cash Equivalents and Short-Term Investments
– Beginning of Year	294,022	169,798	203,940

Cash, Cash Equivalents and Short-Term Investments
– End of Year	$370,839	$294,022	$169,798

Non-cash transactions from operating, investing and financing activities:
Conversion of mortgage loans to real estate	$—	$600	$542
Recognized commitments for low income housing investments (Note 3)	20,000	—	20,000
Exchanges of bonds and stocks	29,671	84,538	60,310
Bonds converted to stocks	516	—	666
Acquisition of stock from alternative partnerships	828	251	209
Transfer between bonds and short-term investments	—	997	9,382
Affiliated common stock converted to an affiliated LLC (Note 1)	30,052	—	—
Distribution of electronic data processing equipment and software
from an affiliated LLC (Note 5)	288	—	—
Impairment of internally developed software costs (Note 1)	—	1,801	5,029
Impairment of other admitted asset (Note 1)	1,690	—	—
Initial commissions and expense allowances ceded due to combination
coinsurance/quota share funds withheld reinsurance agreement (Note 14)	—	4,211	—

The accompanying notes are an integral part of these statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP.
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2020, 2019 and 2018
(in thousands)

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
Ameritas Life Insurance Corp. (the Company or Ameritas Life), a stock life insurance company domiciled in the state of Nebraska, is a wholly owned subsidiary of Ameritas Holding Company (AHC), which is a wholly owned subsidiary of Ameritas Mutual Holding Company (AMHC). AMHC is a mutual insurance holding company. Owners of designated policies issued by the Company have membership interest in AMHC, while contractual rights remain with the Company. AHC also wholly owns Ameritas Investment Partners, Inc (AIP), an advisor providing investment management services to the Company.

The Company wholly-owns Ameritas Life Insurance Corp. of New York (Ameritas-NY), a New York domiciled life insurance subsidiary; Ameritas Investment Company, LLC (AIC), a broker dealer; Calvert Investments, Inc. (Calvert), a former provider of investment and administrative services (prior to March 31, 2020); and Griffin Realty LLC (Griffin), a company that owns real estate. Effective January 1, 2020, AIC converted from a corporation to a single member limited liability company, and the Company formed two single member limited liability companies, Variable Contract Agency LLC (VCA), an insurance agency, and Ameritas Advisory Services LLC (AAS), an investment advisor to house AIC insurance agency licenses and registered investment advisory activity, respectively. Effective March 31, 2020, Calvert was liquidated with net assets distributed to the Company. Effective April 30, 2020, the Company acquired Select Benefits Group, LLC dba Dental Select (Dental Select), a third-party administrator (TPA) for dental and vision insurance plans.

The Company has established three Closed Blocks of policies: on October 1, 1998, on July 1, 2005, and on July 1, 2007, (collectively, the Closed Blocks). The Company formed these closed blocks of policies, under arrangements approved by the Insurance Departments of the State of Nebraska, Ohio or the District of Columbia, as appropriate, to provide for dividends on policies that were in force on each respective effective date and which were within the classes of individual policies, for which the Company had a dividend scale in effect at those dates. The Closed Blocks were designed to give reasonable assurance to owners of affected policies that the assets will be available to support such policies, including maintaining dividend scales in effect at the effective dates, if the experience underlying such scales continues. The assets, including income thereon, will accrue solely to the benefit of the owners of policies included in each block until the respective block is no longer in effect.

The Company’s insurance operations consist of life and health insurance, annuity, group pension and retirement contracts. The Company and its subsidiaries operate in 49 states and the District of Columbia.

Basis of Presentation
The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska (the Department).

Accounting practices and procedures of the National Association of Insurance Commissioners (NAIC) as prescribed or permitted by the Department comprise a comprehensive basis of accounting (NAIC SAP) other than accounting principles generally accepted in the United States of America (GAAP). The Company follows NAIC SAP and has not been granted any Nebraska prescribed or permitted practices.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments (OTTI). Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (COVID-19) has resulted in extreme stress and disruption in the economy and financial markets, and has impacted, and may continue to impact, our results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in our financial statements in the areas of, among others, i) investments: increased risk of loss on our investments due to default or deterioration in credit quality or value; and ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality, morbidity and policyholder behavior which are reflected in our insurance liabilities and certain related balances. The Company cannot predict what impact the COVID-19 pandemic will ultimately have on the economy, markets or our business.

Current NAIC SAP practices vary from GAAP. The more significant variances between NAIC SAP and GAAP are as follows:

Investments
Under NAIC SAP, investments in bonds and SVO identified investments are reported at the lower of amortized cost or fair value based on their NAIC rating, and any adjustments to fair value are reported directly in surplus. Changes in the value of bonds up to amortized cost that are assigned a rating of 6 by the NAIC are reported directly in surplus. Under GAAP, bonds are carried either at amortized cost or fair value based on their classifications. Under GAAP, bonds designated at purchase as held-to-maturity based on the Company’s intent and ability to hold to maturity would be carried at amortized cost. Bonds designated as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income. Bonds designated as trading would be carried at fair value with net unrealized holding gains and losses reported in income.

Under NAIC SAP, for bonds other than loan-backed and structured securities, if the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. Under GAAP, if the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Under NAIC SAP, all loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective method, applied consistently by asset class. If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis must be written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Investments in unaffiliated common stocks are carried at fair value. Changes in the value of common stocks are reported as a change in net unrealized gains or losses on investments, a component of unassigned surplus. Under GAAP, equity securities are carried at fair value with changes in unrealized gains and losses recognized in income as of January 1, 2019. Prior to 2019, investments in unaffiliated common stocks are designated as available-for-sale or trading and carried at fair value with net unrealized gains and losses reported in other comprehensive income if designated as available-for-sale and reported in income if designated as trading.

Subsidiaries are included as common stocks carried under the equity method, with the equity in net income (loss) of subsidiaries credited directly to the Company’s unassigned surplus for NAIC SAP, while GAAP requires either consolidation or the equity interest in net income of subsidiaries to be credited to the income statement.

Investments in preferred stocks are carried at cost if the NAIC designation is RP3 and P3 or above. Preferred stocks with NAIC designations of RP4 and P4 or below are carried at the lower of cost or fair value. Under GAAP, preferred stocks are carried at fair value with changes in unrealized gains and losses recognized in income as of January 1, 2019. Prior to 2019, investments in preferred stocks would be designated at purchase as available-for-sale; under this designation preferred stocks would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income.

Under NAIC SAP, real estate owned and occupied by the Company is included in invested assets, and net investment income and operating expenses includes self-charged rent for the Company’s occupancy of this property. Under GAAP, this property would be classified as an operating asset, and there would be no self-charged rent or expenses.

Investments in limited partnerships, limited liability companies, and joint venture investments are accounted for on the GAAP equity method for NAIC SAP, while under GAAP, such investments are accounted for at cost or the equity method depending upon ownership percentage and control unless consolidation is required under variable interest entity guidance.

Under NAIC SAP, investments in low income housing tax credits are carried under amortized cost method. Under GAAP, such investments are accounted for under the equity method or the proportional amortization method, depending upon the characteristics of such investments.

Under NAIC SAP, valuation allowances are established through the asset valuation reserve (AVR) for mortgage loans based on factors applied to different categories of loans based on payment history and type of underlying real estate. Under GAAP, valuation allowances would be established through a charge to realized loss as losses are estimated to have occurred. Loan losses are charged against the allowance when management believes the uncollectibility of the loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

Under NAIC SAP, using a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates. Those deferrals are amortized over the remaining period to maturity based on groupings (in five-year bands) of individual securities sold. The net deferral is reported in the interest maintenance reserve (IMR) in the accompanying Balance Sheets – Statutory Basis. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under NAIC SAP, an AVR is determined based on holdings of all investments by a NAIC prescribed formula and is reported as a liability. An AVR is not recorded under GAAP. Under GAAP, realized capital gains and losses would be reported in the statement of income on a pre-tax basis in the period the asset giving rise to the gain or loss is sold. Under NAIC SAP, prepayment penalties and acceleration fees, as it relates to callable debt features, are reported in investment income as the difference between the total proceeds received less investment par value. The capital gains and losses, upon disposal, is the difference between book adjusted carrying value (BACV) and par value. Under GAAP, prepayment penalties, acceleration fees, and capital gains and losses, upon disposal, are all reported in investment income as the difference between the total proceeds received less BACV.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability and embedded derivatives are not accounted for separately from the host contract. Also, the change in fair value of open derivative instruments that do not meet the criteria of an effective hedge is recorded as an unrealized gain or loss in surplus. Under GAAP, all derivatives are reported on the balance sheets at fair value. Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk are recorded through either income or equity, depending on the nature of the hedge. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and reported at fair value.

Deferred Policy Acquisition Costs and Intangible Assets
Under NAIC SAP, the costs of acquiring and renewing business are expensed when incurred. As such, during periods of high sales, statutory earnings will be depressed due to the lack of expense deferrals. Under GAAP, acquisition costs related to traditional term life insurance and certain long duration accident and health, to the extent associated with successful sales and recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For traditional whole life insurance, universal life insurance and investment products, to the extent associated with successful sales and recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Under NAIC SAP, identifiable intangible assets are not recorded. Under GAAP, identifiable intangible assets primarily consist of the amortized value of customer relationships acquired (VOCRA) and other intangible assets. VOCRA is amortized in relation to customer persistency.

Unearned Revenue
Under NAIC SAP, amounts assessed policyholders that represent revenue for services to be provided in future periods are reported as revenue when received. Under GAAP, such charges would be reported as a liability and amortized into revenue using the same assumptions and factors as are used to amortize deferred policy acquisition costs.

Non-admitted Assets
Under NAIC SAP, certain assets designated as non-admitted are excluded from the accompanying Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

Universal Life and Annuity Policies
Under NAIC SAP, revenues consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, revenues are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts are considered deposits and are recorded as interest-bearing liabilities while interest credited to account values and benefits in excess of the policyholder account balance are recognized as expenses.

Reserves for Life, Accident and Health Policies
Under NAIC SAP, certain policy reserves continue to be calculated based on a formulaic approach with mortality and interest assumptions prescribed or permitted by state statutes, without consideration of withdrawals. Effective January 1, 2020, it is mandatory by all states to hold reserves calculated under a principle-based approach for certain life business policies sold in 2020 and later. The principle-based reserving (PBR) allows for a combination of company specific assumptions with prescribed rule-based requirements prescribed or permitted by state statutes. NAIC SAP policy reserves generally differ from policy reserves under GAAP because the underlying assumptions are relatively conservative, while GAAP assumptions are based on the Company’s best estimates of mortality, interest and withdrawals with some provisions for adverse deviation.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Policyholder Dividends
Under NAIC SAP, policyholder dividends are recognized when declared. Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date.

Reinsurance
Under NAIC SAP, reinsurance agreements must transfer risk from the ceding company to the reinsurer in order to receive the reinsurance accounting treatment. If the terms of the agreement violate the risk transfer criteria, i.e., limits or diminishes the transfer of risk by the ceding company to the reinsurer, the agreement shall be accounted for as deposit accounting. In addition, any contractual feature that delays timely reimbursement violates the conditions of reinsurance accounting. Under NAIC SAP, a reinsurance treaty covering contracts that does transfer all of the significant risk inherent in the business being reinsured (e.g., lapse, credit quality, reinvestment or disintermediation risk) qualifies for reinsurance accounting. Under NAIC SAP, reserves and unpaid claim liabilities ceded to reinsurers have been reported as reductions to the related reserves. To qualify for risk transfer and, therefore, be accounted for as reinsurance under GAAP, an evaluation must be made to determine whether the contract indemnifies against insurance risk, specifically mortality or morbidity risk. Even if mortality and morbidity risk is present in the contract, to qualify for transfer of risk under GAAP, there must also be a reasonable possibility that the reinsurer may realize significant loss from assuming the mortality or morbidity risk. If risk transfer requirements are not met, the reinsurance agreement is considered a financing arrangement and deposit accounting is required. Under deposit accounting, assets received by the assuming entity are offset in the balance sheet by recording a liability. The initial obligation is based on the consideration paid or received less any explicitly identified premiums or fees to be retained by the insurer or reinsurer. Deposit assets and liabilities are reported on a gross basis, unless the right of offset exists. There is no initial impact on the income statement from the recording of the transaction under deposit accounting.

Certain reinsurance agreements which receive reinsurance accounting treatment under NAIC SAP qualify as business combinations under GAAP. Under GAAP, a business combination occurs when an entity obtains control of acquired activities and assets which meet the definition of a business. In a transaction qualifying as a business combination under GAAP, all acquired assets and liabilities, including identifiable intangible assets and goodwill, are measured and recorded at fair value as of the date of acquisition. Under GAAP, reinsurance recoverables are recorded as an asset.

Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, no such amounts are recorded and an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Under NAIC SAP, commission allowances by reinsurers on business ceded are reported as other revenue when received. The tax effect of the initial gain in surplus on reinsurance of in-force blocks is reported as commission expense allowance on reinsurance ceded. In subsequent years, the tax effect of the gain is amortized as profits emerge on the reinsured block. Under GAAP, these expenses would be deferred and amortized with deferred policy acquisition costs to the extent they qualify for the deferral otherwise non-deferred amounts are netted against expenses. Under GAAP, no such amounts are recorded on reinsurance of in-force blocks of business.

Employee Benefits
Under NAIC SAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to unassigned surplus. The prepaid asset that results from an excess of the fair value of plan assets over the pension obligation is recorded as a non-admitted asset. Prior service costs are recorded as a component of unassigned surplus, net of tax. Actuarial gains and losses are recognized immediately as general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis as a component of net periodic benefit cost in the period incurred outside of the 10% corridor under the minimum method for amortization. Under GAAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to other comprehensive income. In addition, prior service costs are recorded as a component of other comprehensive income, net of tax. Actuarial and plan asset gains and losses are immediately recognized as a component of net periodic benefit costs in the period incurred outside of a 10% corridor.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Federal Income Taxes
NAIC SAP requires an amount be recorded for deferred taxes, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets and a federal income tax provision is required on a current basis for the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. Under NAIC SAP, deferred taxes are recorded in surplus. Under GAAP, tax expense includes both current and deferred taxes. Both NAIC SAP and GAAP require a valuation allowance to reduce deferred tax assets to the amount which is more likely than not to be realized. Under NAIC SAP, both the valuation allowance determination and admission calculation are made based on a separate company basis.

    Surplus Notes
Surplus notes are reported as surplus under NAIC SAP, and would be reported as a liability under GAAP. Under NAIC SAP, interest cannot be accrued until written approval has been received from the Department. Under GAAP, interest would be accrued when incurred.

Cash, Cash Equivalents and Short-Term Investments
Under NAIC SAP, cash, cash equivalents and short-term investments represent cash balances and investments with remaining maturities when purchased of one year or less. Under GAAP, cash and cash equivalents include investments with remaining maturities when purchased of three months or less. Under GAAP, short-term investments are reported as a component of fixed maturity or equity investment balances.

Comprehensive Income
Comprehensive income and its components are not presented under NAIC SAP.

Goodwill
Under NAIC SAP, the amount of goodwill recorded as an admitted asset is subject to limitation and is amortized into earnings over a period not to exceed 10 years. Goodwill under GAAP is not amortized into earnings and annually analyzed for impairment which would be reported as a recognized loss into earnings.

Significant statutory accounting practices are as follows:

Investments
Investments are stated at amounts prescribed by the NAIC which are as follows: bonds not backed by other loans and SVO identified investments are stated at amortized cost and loan-backed bonds and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all loan-backed and structured securities and non-agency structured securities of high credit quality. The prospective method is used to value structured securities with significant changes in cash flow, or of lower credit quality. All bonds with a NAIC designation of 6 are stated at the lower of amortized cost or fair value.

Investments in preferred stocks are carried at cost if the NAIC designation is RP3 or P3 and above. Preferred stocks with NAIC designations of RP4 or P4 and below are carried at the lower of cost or fair value.

Common stocks are generally reported at fair value. Investments in stocks of insurance subsidiaries are carried at audited statutory equity and non-insurance subsidiaries and affiliates in which the Company has an interest of 10% or more are carried equal to the Company’s proportionate share of the audited GAAP-basis equity after the date of acquisition. Prior to 2020, Calvert was accounted for under the equity method. Calvert did not have a GAAP audit performed, so the Company non-admitted this asset prior to 2020. The change in the carrying value is generally recorded as a change in unrealized gains (losses) on investments, a component of unassigned surplus. The value of affiliated subsidiaries was $87,265 and $134,656 at December 31, 2020 and 2019, respectively. The Federal Home Loan Bank (FHLB) common stock is carried at cost.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Mortgage loans are stated at the unpaid principal balance less unamortized discounts or plus unamortized premiums. The Company records a reserve for losses on mortgage loans as part of the AVR and mortgage loans are written down if deemed impaired.

Real estate occupied by the Company and held for the production of income is reported at depreciated cost. Real estate held for sale is reported at the lower of amortized cost or fair value. Depreciation expense is determined by the straight-line method. Real estate owned and occupied by the Company is included in investments, and investment income and operating expenses include rent for the Company’s occupancy of its owned properties.

In 2015, the Company entered into a ten year, 4% non-recourse loan of $15,500 on a real estate property with scheduled maturities of $462, $480, $498, $518 and $11,388 during the years ended December 31, 2021, 2022, 2023, 2024 and 2025, respectively. The Company recorded an encumbrance on this real estate property up to its carrying value with the remaining amount classified as borrowings included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2020 and 2019, the amount of borrowing over the carrying value of real estate property was $3,662 and $3,280, respectively.

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, money market mutual funds and all highly liquid securities with remaining maturity when purchased of three months or less. Money market mutual funds are stated at amortized cost which approximates fair value. Short-term investments presented in the Balance Sheets – Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

Loans on insurance contracts are stated at the aggregate unpaid principal balance. The excess of the unpaid balance of the loan over the cash surrender value is considered a non-admitted asset.

The carrying amount of limited partnerships, limited liability companies, and joint ventures reflects the underlying GAAP equity of these investments. Income from these investments is recognized when distributed. Unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus. These investments are recorded in other investments in the Balance Sheets – Statutory Basis. The recorded carrying value of affiliated limited liability companies are as follows:

	2020	2019
AIC	$13,120	$—
Griffin [1]	1,269	1,265
VCA [1]	227	—
AAS [1]	47	—
Dental Select	87,443	—
Total	$102,106	$1,265
1 Griffin, VCA and AAS did not have GAAP audits performed, so the Company non-admits these assets.

Other investments also include collateral loans, surplus debentures, and low-income housing tax credits carried under the amortized cost method. Other-than-temporary impairments of $691, $0 and $1,102 were recorded as realized losses during 2020, 2019 and 2018, respectively. The Company has no investments in joint ventures, partnerships, or limited liability companies that exceeds 10% of its admitted assets.

The Company purchases and sells futures contracts to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Futures contracts are a standardized contractual agreement to buy or sell a particular financial instrument at a predetermined price in the future. The gains and losses of futures contracts are derived from the daily movement of the underlying market. These gains and losses are settled in cash through a daily variation margin. The Company also sells futures contracts on certain equity indices with expiration dates of less than 6 months as well as buys and sells futures contracts on certain Treasury notes and bonds, ranging in maturities between 1 and 30 years, with expiration dates of less than 6 months. The Company purchases and sells futures contracts to hedge volatility risk with expiration dates of less than 6 months. The Company does not receive cash on the initial purchase or sale of the futures contracts, but will receive or pay cash daily based on the movement of the underlying index or Treasury notes. The notional amount of the futures contracts at December 31, 2020 and 2019 was $(101,040) and $(162,252), respectively.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company is required to post collateral to the brokering bank for futures. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The bank acts as an intermediary to the futures transactions and takes initial margins from both parties to limit the counterparty risk. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2020 and 2019 was $24,991 and $18,923, respectively.

Since futures contracts are not considered an effective hedge, the total variation margin on open contracts is reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The total variation margin on closed futures contracts is reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The Company purchases and sells interest rate swaps to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. An interest rate swap is an agreement between two parties to exchange a stream of future cash flows based on a notional (principal) amount over a specified period of time. The Company trades “plain vanilla” interest rate swaps where a fixed payment is exchanged for a floating payment where the floating payment is based on three-month LIBOR. The Company does not receive cash on the initial purchase or sale of an interest rates swap, but will receive or pay cash daily based on the change in value of the position. The notional amount of the interest rate swaps at December 31, 2020 and 2019 was $244,000 and $270,000, respectively.

The Company is required to post collateral to the brokering bank for interest rate swaps. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The bank acts as an intermediary to the swaps transactions and takes initial margins from both parties to limit the counterparty risk. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets - Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2020 and 2019 was $27,997 and $24,839, respectively.

Since interest rate swaps are not considered an effective hedge, the total variation margin on open swaps is reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. The total variation margin on closed interest rate swaps is reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

The Company purchases and sells call options (Over the Counter (OTC) index call options) to hedge insurance contracts whose credited interest is linked to returns on multiple equity indices based on a formula which applies participation rates and/or cap rates to the returns in the indices. Call options are contracts, which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period. The OTC index call options expire monthly until December 23, 2022. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased OTC index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price, while the written OTC index call options require the Company to pay cash at settlement if the closing Index value is above the strike price. The Company sells OTC index call options to effectively offset the proceeds the Company would receive on its purchased OTC index call options that represent a return above the amount that would be credited to insurance contracts electing a capped return in the Index. These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

The Company purchases and sells Exchange traded index call options (Exchange traded index call options) based on multiple equity indices to hedge equity index annuity contracts and universal life contracts. The Company has purchased and written Exchange traded index call options that expire through December 1, 2021. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Exchange traded index call options give the Company the right to receive cash at settlement if the closing index value is above the strike price, while the written Exchange traded index call options require the Company to pay cash at settlement if the closing index value is above the strike price. If the closing index value is below the strike price, the Exchange traded index call options expire without value.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company purchases and sells Exchange traded put options (Equity put options) based on multiple equity indices to hedge variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Put options are contracts, which give the option purchaser the right, but not the obligation, to sell securities at a specified price during a specified period. The Company has no outstanding purchased and written Exchange traded put options as of December 31, 2020 and 2019. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Equity put options give the Company the right to receive cash at settlement if the closing index value is below the strike price, while the written Equity put options require the Company to pay cash at settlement if the closing index value is below the strike price. If the closing index value is above the strike price, the Equity put options expire without value.

The Company is exposed to credit-related losses in the event of nonperformance by counter-parties to the options. To minimize this risk, the Company only enters into private contracts with counter-parties having Standard & Poor's credit ratings of AA- or above or listed contracts guaranteed by the Chicago Board Options Exchange. The Company is required to post collateral to the brokering bank for options. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2020 and 2019 was $2,000 and $1,989, respectively.

Starting in 2020, the Company uses OTC foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with holding foreign currency denominated investments. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. When the currency swaps meet specific criteria, they may be designated as accounting hedges and accounted for as foreign currency fair value hedges. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements (MNAs) and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2020, the Company had no collateral pledged to or from counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

The options (OTC index call options, Exchange traded index call options and Equity put options) are carried at their fair value and reflected in other investments and other liabilities in the Balance Sheets – Statutory Basis. Changes in the fair value of expired options are reflected in net investment income and changes in the fair value of open options are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. Changes in the fair value of open options that do not meet the requirements of an effective hedge are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The foreign currency swaps used in effective hedges are carried in a manner consistent with the hedged asset or liability. Foreign currency swaps hedging bonds are carried at amortized cost and reflected in other investments and other liabilities in the Balance Sheets - Statutory Basis. Changes in the carrying value of open foreign currency swaps as a result of exchange rate changes are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Changes in the carrying value of closed foreign currency swaps and interest income associated with the currency swaps are reflected in net investment income.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Foreign currency swaps not used in an effective hedge are carried at fair value and reflected in other investments and other liabilities in the Balance Sheets - Statutory Basis. Changes in the fair value of open foreign currency swaps are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Changes in the fair value of closed foreign currency swaps and interest income associated with the currency swaps are reflected in net investment income.

The credit exposure is limited to the fair value of the options and foreign currency swaps as follows:

	Fair Values of Derivative Instruments
	Asset Derivatives
	Balance Sheets - Statutory Basis Location	Notional Amount		Fair Value
		2020	2019	2020	2019
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts owned	Other investments	$1,321,017	$1,228,402	$167,601	$116,092
OTC index call option contracts written	Other investments	(708,459)	(823,562)	(106,748)	(54,259)
Exchange traded index call option contracts owned	Other investments	1,120,517	770,931	256,300	103,906
Total asset derivatives		$1,733,075	$1,175,771	$317,153	$165,739

The fair value of the related derivative liabilities are as follows:

	Fair Values of Derivative Instruments
	Liability Derivatives
	Balance Sheets - Statutory Basis Location	Notional Amount		Fair Value
		2020	2019	2020	2019
Derivatives Not Designated as Hedging Instruments:
Exchange traded index call option contracts written	Other liabilities	$1,116,051	$767,016	$205,572	$69,433
Foreign currency swaps - gross liability	Other liabilities	17,515	—	310	—
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Foreign currency swaps - gross liability	Other liabilities	4,473	—	241	—
Total liability derivatives		$1,138,039	$767,016	$206,123	$69,433

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The amounts recognized in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for options, futures, interest rate swaps and foreign currency swaps are as follows:

	Summary of Operations and Changes in Capital and Surplus - Statutory Basis Location	Amount Recognized
		2020	2019	2018
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - closed	Net investment income	$6,522	$3,679	$13,675
Exchange traded index call option contracts - closed	Net investment income	13,543	5,455	11,974
Equity put option contracts - closed	Net investment income	(15)	(338)	(84)
Futures contracts - closed	Net investment income	(25,598)	(29,900)	5,894
Interest rate swap contracts - closed	Net investment income	38,844	23,920	(14,716)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Foreign currency swaps - open	Net investment income	(2)	—	—
Total recognized in net investment income		$33,294	$2,816	$16,743
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - open	Change in unrealized gains (losses)	$(3,929)	$45,017	$(34,773)
Exchange traded index call option contracts - open	Change in unrealized gains (losses)	6,674	24,065	(21,425)
Equity put option contracts - open	Change in unrealized gains (losses)	—	137	(137)
Futures contracts - open	Change in unrealized gains (losses)	(1,785)	(4,655)	3,900
Interest rate swap contracts - open	Change in unrealized gains (losses)	(1,262)	(12,319)	5,823
Foreign currency swaps - open	Change in unrealized gains (losses)	(310)	—	—
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Foreign currency swaps - open	Change in unrealized gains (losses)	(241)	—	—
Total recognized in change in unrealized gains (losses)		$(302)	$52,245	$(46,612)

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on loan-backed and structured securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is non-admitted. All other investment income due and accrued, excluding loans on insurance contracts, with amounts over 90 days past due is non-admitted. The amount excluded from unassigned surplus was $0, $561, $0 at December 31, 2020, 2019 and 2018, respectively.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. For bond investments other than loan-backed and structured securities, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. For loan-backed and structured security investments, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss. For unaffiliated common stocks and other investments carried at fair value, unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.

Non-Admitted Assets
In accordance with NAIC SAP, certain assets, designated as non-admitted assets, are excluded from the Balance Sheets – Statutory Basis and are charged directly to surplus. Non-admitted assets consist primarily of a portion of deferred income tax assets, prepaid expenses, advances to agents, furniture and equipment, application software, other investment income that is over 90 days past due, unaudited non-insurance subsidiaries and other assets not specifically identified as an admitted asset within NAIC SAP. Total non-admitted assets were $133,978 and $138,241 at December 31, 2020 and 2019, respectively.

Furniture and Equipment
Electronic data processing (EDP) equipment at cost of $20,720 and $18,968 and operating software at cost of $1,302 and $1,302 are carried at cost less accumulated depreciation at December 31, 2020 and 2019, respectively. The admitted value of the Company’s EDP and operating software is limited to three percent of capital and surplus, however the Company was not required to impose this limitation. The admitted portion at cost, net of accumulated depreciation of $19,608 and $18,348 was $2,414 and $1,922, respectively and is recorded in other admitted assets in the Balance Sheets – Statutory Basis at December 31, 2020 and 2019. EDP equipment and operating software are depreciated using the straight line method over the lesser of the estimated useful life of the related asset or three years.

An impairment of an asset is recorded as a charge to operations if both of the following conditions are met: information available prior to issuance of the statutory basis financial statements indicates that it is probable that an asset has been impaired at the date of the statutory basis financial statements and the amount of loss can be reasonably estimated. During 2020, 2019 and 2018, the Company impaired assets of $1,690, $1,801 and $5,029, respectively, which reduced miscellaneous income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The 2020 impairment related to the corporate aircraft, while the 2019 and 2018 impairments related to internally developed software costs.

Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using the straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally amortized over three to twenty years.

Non-operating software is depreciated over the lesser of its estimated useful life or five years. Other furniture and equipment are depreciated using the straight line method over the estimated useful lives of the assets. Furniture and fixtures are generally depreciated over three to ten years.

Depreciation expense on depreciable assets of $5,521, $7,610 and $7,730 was recorded in general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis for the years ended December 31, 2020, 2019 and 2018, respectively.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Reserves for Life, Accident and Health Policies, and Deposit-type Funds
Life policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for traditional, flexible premium and variable life insurance are computed principally by using the Commissioners' Reserve Valuation Method (CRVM) or the Net Level Premium Method with assumed interest rates and mortality as prescribed by regulatory authorities, or the PBR method under which the company holds the higher of the Net Premium reserve, the Deterministic reserve or the Stochastic reserves which considers a wide range of future economic conditions using justified company experience factors, such as mortality, lapses and expenses with prescribed rule-based requirements and regulatory guardrails. Reserves for fixed annuities are calculated using the Commissioners’ Annuity Reserve Valuation Method (CARVM) with appropriate statutory interest and mortality assumptions. Reserves for variable annuities are calculated in conformance with section VM-21 of the Valuation Manual (VM-21). VM-21 requires the determination of reserves based on the combination of a conditional tail expectation 70 (CTE 70) stochastic amount and a possible additional standard projection amount. The additional standard projection amount is based on the Prescribed Projections Amount (PPA). Both the CTE 70 stochastic amount and PPA are based on a wide range of future economic conditions. The CTE 70 reflects prudent estimate assumptions and the PPA uses prescribed assumptions in place of certain prudent estimate assumptions.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods as prescribed by the Department.

Reserves for unpaid individual accident and health disability contracts claims, the present value of amounts not yet due on claim reserves is a first principles-type calculation based on a seriatim listing of open disability claims. All termination rate and interest discounting assumptions adhere to minimum NAIC Standards. The adequacy of these reserves is demonstrated annually using follow-up studies as defined in the Actuarial Standard of Practice No. 5, Section 3.6. In addition, the present value of future payments relative to all incurred but unreported claims is based on historical study using past monthly earned premiums times the planned loss ratio times the anticipated percent of claims outstanding, and expressed as a percentage times tabular reserves, including a provision for litigated claims.

Reserves for unpaid group accident and health long-term disability contracts are a tabular calculation based on a seriatim listing of open disability claims. Prior to 2020, the per $100 of monthly benefit factors were generated based on the 1987 Commissioner’s Group Disability Table (CGDT) assumptions using the appropriate valuation interest rate, quinquennial age groupings, benefit period and duration from disablement. Beginning in 2020 issued and incurred claims were generated on the 2012 Group Long-term Disability Table (GLTD). A modification is made for claims in the first two years from disablement.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserve for Unpaid Claims
The reserves for unpaid group and individual dental and vision claims are estimated using historic claim lags, and then adjusted upward or downward based on the current level of pending/unprocessed claims relative to the historic level of pending/unprocessed claims during the time period used in generating the claim lag factors. The reserves for unpaid claims for group and individual dental and vision insurance includes claims in course of settlement and incurred but not reported claims. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Dividends to Policyholders
Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales. Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. A portion of the Company’s business has been issued on a participating basis. The amount of insurance in force on direct individual life participating policies was $9,053,497 or 9.8% and $8,511,330 or 9.9% of the individual life policies in force as of December 31, 2020 and 2019, respectively. Dividends to policyholders also include reinsurance assumed business.

Accrued Separate Account Transfers
Accrued separate account transfers primarily consist of the amount of policyholder account values over modified reserves used in the separate account, such as the use of CARVM and CRVM.

Asset Valuation and Interest Maintenance Reserves
The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company. The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $8,861, $8,581 and $10,908 for 2020, 2019 and 2018, respectively.

Recognition of Premium Revenues and Related Costs
Life premiums are recognized as revenue when premiums are due. Annuity considerations are recognized as income when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance
Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, reserves for life, accident and health policies, and reserves for unpaid claims are reported net of reinsured amounts.

In a modified coinsurance arrangement, the ceding company retains the assets with respect to the policies reinsured and also retains and records the associated reserves. The assuming company does not reflect the assets or reserves in its balance sheet.

Surplus Notes
The Surplus Notes (the Notes) are included in capital and surplus. Interest on the Notes is not accrued until written approval from the Department has been received.

Income Taxes
The Company files a life/non-life consolidated tax return with AMHC and AMHC eligible affiliates. The Company’s income tax allocation is based upon a written agreement which uses a modified separate return method. The modified separate return method adjusts the separate return method so that the net operating losses (or other current or deferred tax attributes) are characterized as realized by the Company when those attributes are realized (or realizable) by the consolidated group.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company is subject to tax-related audits in the normal course of operations. The Company records a contingency reserve for tax-related matters when it is more likely than not that a liability has been incurred and the amount of the loss can be reasonably estimated. The tax contingency reserves are evaluated based upon the facts and circumstances that exist at each reporting measurement. Adjustments may result from new information, resolution of an issue with the taxing authorities or changes in laws or regulations. There was no reserve for tax related contingencies at December 31, 2020 and 2019.

The Company is subject to taxation in the United States and various states. In 2018, the Internal Revenue Service (IRS) started a limited scope examination of the Company's consolidated federal income tax return for tax year 2015. Additionally, the 2017 net operating loss carryback claim filed amending tax years 2015 and 2016 are currently under examination as part of the Joint Committee on Taxation process. Due to the IRS examinations, the Company has extended the statute of limitations for tax years 2015 and 2016. The Company is no longer subject to examinations by tax authorities for years before 2015.

Separate Accounts
Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity, variable life and group annuity contracts and for which the contract holders, rather than the Company, bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements.

Net asset values and changes in net asset values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Vulnerability due to Certain Concentrations
The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company’s products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer’s estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Statement of Statutory Accounting Principles No. 108 - "Derivatives Hedging Variable Annuity Guarantees" (SSAP No. 108)
In November 2018, the NAIC issued SSAP No. 108 which prescribed guidance for derivatives that hedge interest rate risk of variable annuity guarantees. SSAP No. 108 was effective as of January 1, 2020 with a prospective approach. Early adoption was permitted as of January 1, 2019. The Company did not elect to early adopt and there was no impact in 2020 to the Company with the adoption of this guidance.

Statement of Statutory Accounting Principles No. 22 - "Leases" (SSAP No. 22R)
In August 2019, the NAIC issued SSAP No. 22R which incorporated guidance issued in 2016 by the Financial Accounting Standards Board (FASB) but rejected the guidance issued by FASB for statutory accounting with retention of the operating lease concept. SSAP No. 22R was effective as of January 1, 2020, with early adoption permitted. The Company did not elect to early adopt and there was no impact in 2020 to the Company with the adoption of this guidance.

Statement of Statutory Accounting Principles No. 32 - "Preferred Stock" (SSAP No. 32R)
In July 2020, the NAIC issued SSAP No. 32R which incorporates revisions to the definitions, measurement guidance and impairment guidance for preferred stock pursuant to the investment classification project. SSAP No. 32R is effective as of January 1, 2021, with early adoption permitted. The Company has not elected to early adopt and is currently evaluating the impact of this guidance on its financial position and results of operations.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Statement of Statutory Accounting Principles No. 106 - "Affordable Care Act Section 9010 Assessment" (SSAP No. 106)
In July 2020, the NAIC superseded SSAP No. 106 and nullified INT 18-02: Affordable Care Act (ACA) Section 9010 Assessment Moratoriums due to the repeal of the Section 9010 assessment by H.R. 1685 (Public Law No. 116-94). This action is effective as of January 1, 2021.

Change in Valuation Basis
The Company reported a change in valuation basis, which impacts variable annuity reserves for contracts written from 1981 to 2019 under the revisions to the Commissioners Annuity Reserve Valuation Method (CARVM) adopted in Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities (VM-21). The Company elected not to phase-in the change in reserve valuation basis and recognized the full amount in unassigned funds of $5,820 for the year ended December 31, 2020.

Accounting Changes
Interpretation No. 20-03, Troubled Debt Restructuring Due to COVID-19, which clarifies that a modification of mortgage loan or bank loan terms in response to COVID-19 shall follow the provisions detailed in the April 7, 2020 “Interagency Statement on Loan Modifications and reporting for Financial Institutions Working with Customers Affected by the Coronavirus” and the CARES Act in determining whether a modification shall be reported as a troubled debt restructuring within SSAP No. 36, Troubled Debt Restructuring (SSAP 36). This guidance is only applicable for the period beginning on March 1, 2020 and ending on the earlier of December 31, 2020, or the date that is 60 days after the date on which the national emergency concerning COVID-19 terminates. The Company has elected the option under this guidance not to account for or report qualifying concessions as troubled debt restructurings and does not classify such mortgage loans as either past due or nonaccrual during the payment deferral period. For some residential mortgage loan borrowers, the Company granted concessions which were primarily three to six month interest and principal payment deferrals. Deferred residential mortgage loan interest and principal payments were $226 at December 31, 2020. For some commercial mortgage loan borrowers (principally in the retail and hotel sectors), the Company granted concessions which were primarily principal payment deferrals generally ranging from three to six months and, to a much lesser extent, up to 24 months. Deferred commercial mortgage loan interest and principal payments were $3,018 at December 31, 2020.

NOTE 2 - BUSINESS COMBINATIONS AND GOODWILL

Statutory Purchase Method
Effective April 30, 2020, the Company acquired 100% of Select Benefits Group, Inc. dba Dental Select, a Utah third party administrator of dental and vision insurance products. In a concurrent transaction, Select Benefits Group, Inc. was converted to a limited liability company.
The transaction was accounted for as a statutory purchase and reflects the following:

2020
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted goodwill as a % of SCA's BACV, gross of admitted goodwill
Select Benefits Group, LLC dba Dental Select	April 30, 2020	$92,609	$88,292	$82,406	$5,886	94.24%

Statutory Merger
Effective March 31, 2020, Calvert Investments, Inc., a wholly owned subsidiary, was dissolved per the statutory merger method with its net assets of $13,023 distributed to the Company. The Company recognized a realized gain of $2,994 in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis as a result of this transaction. No additional shares of the Company were issued.

NOTE 3 - INVESTMENTS

Bonds
The cost or amortized cost and estimated fair value of bonds by type are summarized as follows:

December 31, 2020
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$115,594	$10,701	$—	$126,295
All other governments	2,168	354	—	2,522
Special revenue and special assessment obligations and
all non-guaranteed obligations of agencies and authorities
of governments and their political subdivisions	265,949	23,558	(2)	289,505
Hybrid securities	10,008	2,257	(1,117)	11,148
Industrial and miscellaneous (unaffiliated)	9,244,705	1,081,266	(31,958)	10,294,013
Total bonds	$9,638,424	$1,118,136	$(33,077)	$10,723,483

December 31, 2019
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$156,326	$7,853	$(15)	$164,164
All other governments	2,221	208	—	2,429
Special revenue and special assessment obligations and
all non-guaranteed obligations of agencies and authorities
of governments and their political subdivisions	312,903	14,945	(260)	327,588
Hybrid securities	9,891	3,049	(823)	12,117
Industrial and miscellaneous (unaffiliated)	8,626,225	582,312	(18,433)	9,190,104
Total bonds	$9,107,566	$608,367	$(19,531)	$9,696,402

At December 31, 2020 and 2019, the amortized cost of bonds was increased by $230 and reduced by $32, respectively, of cumulative fair value adjustments on ETF mutual fund bonds and bonds rated NAIC 6 to derive the carrying amounts of bonds in the Balance Sheets - Statutory Basis of $9,638,654 and $9,107,534, respectively.

The cost or amortized cost and estimated fair value of bonds at December 31, 2020 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$320,184	$326,200
Due after one year through five years	1,938,376	2,089,756
Due after five years through ten years	2,329,409	2,572,327
Due after ten years	4,891,677	5,558,915
Bonds with multiple repayment dates	158,778	176,285
Total bonds	$9,638,424	$10,723,483

Proceeds from the sales of bonds were $466,268, $443,120, and $639,981 for the years ended December 31, 2020, 2019 and 2018, respectively.

NOTE 3 - INVESTMENTS, (continued)

Realized capital gains (losses) are as follows:

	Years Ended December 31
	2020	2019	2018
Bonds:
Gross realized capital gains on sales	$21,299	$5,693	$5,062
Gross realized capital losses on sales	(7,164)	(5,945)	(5,317)
Net realized capital gains (losses) on sales	14,135	(252)	(255)
Other, including impairments and net gain on dispositions other than sales	(4,018)	(2,116)	(1,579)
Total bonds	10,117	(2,368)	(1,834)
Preferred stocks	(6)	156	—
Common stocks	15,400	21,698	33,538
Mortgage loans	93	246	(1,102)
Real estate	(1)	592	555
Other investments	12,463	15,898	2,021
Realized capital gains before federal income taxes and transfer to IMR	38,066	36,222	33,178
Realized capital gains transferred to IMR	18,132	3,819	2,047
Federal income tax expense	3,557	10,999	12,667
Net realized capital gains	$16,377	$21,404	$18,464

The Company has entered into an agreement with the FHLB of Topeka to enhance investment yields through investment spread strategies and to provide for liquidity needs, if a future need for immediate liquidity arises. The agreement provides for advances (lines of credit) up to $807,377 to the Company in return for the purchase of asset-based membership stock equal to 0.1% of assets, with a $500 maximum, plus an additional activity-based stock purchase equal to 4.5% of the advances less the amount of the asset-based membership stock held. As part of the agreement, $16,662 in stock was owned at December 31, 2020 and 2019. Excluding the funding agreements, the Company had no outstanding balance related to the line of credit at any time during 2020 and 2019.

The amount of FHLB capital stock held, in aggregate, and classified as of December 31 is as follows:

	General Account
	2020	2019
Membership stock - class A	$325	$324
Membership stock - class B	14,961	15,782
Excess stock	1,376	556
Aggregate total	$16,662	$16,662
Actual or estimated borrowing capacity as determined by the insurer	$807,377	$753,093

As of December 31, 2020 and 2019, the Company did not have any FHLB membership stock, listed above, eligible for redemption.

As of December 31, 2020 and 2019, the Company had issued $500,000 of funding agreements with the FHLB. There is $1,087,735 and $992,902 of bonds and mortgage loans pledged as collateral at December 31, 2020 and 2019, respectively, as a result of these agreements. The assets and reserves related to the funding agreements are reported in the general account as the Company’s strategy is to increase investment income to the general account from the investment spread strategy. The related reserves are reported in deposit-type funds of $500,158 and $500,865 on the Balance Sheets – Statutory Basis as of December 31, 2020 and 2019, respectively.

NOTE 3 - INVESTMENTS, (continued)

The values of the bonds and mortgage loans pledged as collateral to the FHLB and the total aggregate borrowing by the Company as of December 31 is as follows:

	General Account
	2020	2019
Fair value	$1,185,086	$1,039,302
Carrying value	$1,087,735	$992,902
Aggregate total borrowing - funding agreements	$500,000	$500,000

The maximum amount of collateral pledged to the FHLB during December 31 is as follows:

	General Account
	2020	2019
Fair value	$1,185,086	$1,052,994
Carrying value	$1,087,735	$999,254
Amount borrowed at time of maximum collateral - funding agreements	$500,000	$500,000

The Company does not have any prepayment obligations related to the funding agreements.

Restricted Assets
A detailed summary of restricted assets (including pledged assets) primarily bonds, common stock, mortgage loans and cash at cost or amortized cost is as follows:

December 31, 2020
	Gross Restricted					Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$16,662	$16,662	$—	$—	$16,662	0.065%	0.065%
Bonds on deposit with states	133,105	132,873	232	—	133,105	0.515%	0.518%
Pledged collateral to FHLB
(including assets backing
funding agreements)	1,087,735	992,902	94,833	—	1,087,735	4.211%	4.233%
Pledged as collateral not
captured in other categories:
Derivatives	54,988	45,751	9,237	—	54,988	0.213%	0.214%
Other restricted assets:
Policy Loans reinsurance
assumed	125,736	137,280	(11,544)	—	125,736	0.487%	0.489%
Bonds and short-term
investments from
reinsurance assumed	1,116,592	1,136,548	(19,956)	—	1,116,592	4.323%	4.345%
Total restricted assets	$2,534,818	$2,462,016	$72,802	$—	$2,534,818	9.814%	9.864%

NOTE 3 - INVESTMENTS, (continued)

December 31, 2019
	Gross Restricted					Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$16,662	$17,579	$(917)	$—	$16,662	0.069%	0.069%
Bonds on deposit with states	132,873	132,618	255	—	132,873	0.549%	0.552%
Pledged collateral to FHLB
(including assets backing
funding agreements)	992,902	928,577	64,325	—	992,902	4.104%	4.127%
Pledged as collateral not
captured in other categories:
Derivatives	45,751	26,775	18,976	—	45,751	0.189%	0.190%
Other restricted assets:
Policy Loans reinsurance
assumed	137,280	148,778	(11,498)	—	137,280	0.567%	0.571%
Bonds and short-term
investments from
reinsurance assumed	1,136,548	1,167,693	(31,145)	—	1,136,548	4.697%	4.724%
Total restricted assets	$2,462,016	$2,422,020	$39,996	$—	$2,462,016	10.175%	10.233%

An aging of unrealized losses on the Company’s investments in bonds and unaffiliated stocks were as follows:

	December 31, 2020
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$—	$—	$—	$—	$—	$—
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	28,295	(1)	16	(1)	28,311	(2)
Hybrid securities	—	—	5,990	(1,117)	5,990	(1,117)
Industrial and miscellaneous (unaffiliated)	4,189,584	(18,243)	449,305	(13,715)	4,638,889	(31,958)
Total bonds	4,217,879	(18,244)	455,311	(14,833)	4,673,190	(33,077)
Preferred stocks	—	—	5,771	(535)	5,771	(535)
Common stocks	121,643	(1,074)	10,097	(349)	131,740	(1,423)
Total	$4,339,522	$(19,318)	$471,179	$(15,717)	$4,810,701	$(35,035)

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2019
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$8,456	$(15)	$—	$—	$8,456	$(15)
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	31,015	(259)	18	(1)	31,033	(260)
Hybrid securities	—	—	4,315	(823)	4,315	(823)
Industrial and miscellaneous (unaffiliated)	558,437	(5,366)	327,100	(13,067)	885,537	(18,433)
Total bonds	597,908	(5,640)	331,433	(13,891)	929,341	(19,531)
Preferred stocks	1,344	(23)	3,585	(574)	4,929	(597)
Common stocks	13,404	(699)	5,445	(467)	18,849	(1,166)
Total	$612,656	$(6,362)	$340,463	$(14,932)	$953,119	$(21,294)

The unrealized losses related to bonds in 2020 and 2019 reported above were partially due to liquidity and credit-related considerations. The Company considers various factors when considering if a decline is other-than-temporary, including the length of time and size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company’s intention and ability to sell or hold the security until maturity or recovery. Upon review of these factors, the Company determined that such declines were temporary in nature. Therefore, the Company does not believe the unrealized losses on investments represent an other-than-temporary impairment as of December 31, 2020, 2019 and 2018.

The Company considers various factors when considering if a decline in the fair value of a common stock security is other-than-temporary, including but not limited to, the length of time and magnitude of the unrealized loss; the volatility of the investment; analyst recommendations and price targets; opinions of the Company’s investment managers; market liquidity; and the Company’s intentions to sell or ability to hold the investments until recovery. Based on an evaluation of these factors, the Company did not record any realized losses for other-than-temporary impairments on unaffiliated common stocks during 2020, 2019 and 2018.

The Company’s bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2020 and 2019, bonds at book/adjusted carrying value totaling $516,962 and $397,446, respectively, (5.3% and 4.4%, respectively, of the total bond and short-term portfolios) are considered below investment grade. Securities are classified as below investment grade by utilizing rating criteria established by the NAIC. During 2020, 2019 and 2018, the Company recorded realized losses for other-than-temporary impairments on bonds of $6,584, $3,798 and $4,081, respectively.

The Company did not recognize any other-than-temporary impairments on loan-backed and structured security investments in 2020.

A summary of loan-backed and structured security investments included in industrial and miscellaneous (unaffiliated) with unrealized losses for which an other-than-temporary impairment has not been recognized is as follows:

December 31, 2020
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Structured securities	$372,165	$357,523	$(14,642)	$285,971	$274,935	$(11,036)

NOTE 3 - INVESTMENTS, (continued)

December 31, 2019
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Structured securities	$445,888	$442,855	$(3,033)	$239,381	$231,896	$(7,485)

Mortgage Loans and Real Estate
For the commercial mortgage loans held by the Company, debt service coverage ratio (DSCR) is considered a key credit quality indicator for loans that are income dependent while loan to value and borrower financial strength are considered key credit quality indicators for borrower-occupied loans. Debt service coverage ratios compare a property’s net operating income to the borrower’s principal and interest payments. Loan to value and debt service coverage ratios are updated annually or as warranted by economic conditions or impairment considerations. Residential mortgage loans which are delinquent as to principal and interest 90 days or more are classified as nonperforming loans.

Debt service coverage ratios for income dependent mortgage loans are summarized as follows:

	December 31
	2020	2019
DSCR distribution
Below 1.0	$38,706	$65,891
1.0 - 1.2	170,232	174,352
1.2 - 1.8	975,980	1,031,190
Greater than 1.8	793,858	651,647
Total	$1,978,776	$1,923,080

Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable future, the decrease in cash flows is considered temporary, or there are other risk mitigating factors.

Loan to value for borrower-occupied commercial real estate mortgage loans is summarized as follows:

	December 31
	2020	2019
Loan to value
Below 60%	$23,089	$26,466
60-75%	382	9,065
Above 75%	2,357	299
Total	$25,828	$35,830

The key credit quality indicators for the residential mortgage loans are based on payment activity as follows:

	December 31, 2020
	Residential First Mortgages	Second Trusts	Total
Performing	$84,743	$2,382	$87,125
Non-performing	2,629	92	2,721
Total	$87,372	$2,474	$89,846

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2019
	Residential First Mortgages	Second Trusts	Total
Performing	$109,472	$3,769	$113,241
Non-performing	2,786	407	3,193
Total	$112,258	$4,176	$116,434

An aging analysis of the loans held by the Company is summarized as follows:

	December 31, 2020
	Residential	Commercial	Total
Recorded investment (all)
Current	$84,685	$2,004,604	$2,089,289
30-59 days past due	1,960	—	1,960
60-89 days past due	480	—	480
90-179 days past due	564	—	564
180+ days past due	2,157	—	2,157
Accruing Interest 180+ Days Past Due
Recorded investment	—	—	—
Interest accrued	—	—	—
Participant or co-lender in a mortgage loan agreement
Recorded investment	22,092	1,584,297	1,606,389

	December 31, 2019
	Residential	Commercial	Total
Recorded investment (all)
Current	$109,996	$1,952,361	$2,062,357
30-59 days past due	1,910	—	1,910
60-89 days past due	1,335	1,803	3,138
90-179 days past due	623	—	623
180+ days past due	2,570	4,746	7,316
Accruing Interest 180+ Days Past Due
Recorded investment	—	4,746	4,746
Interest accrued	—	561	561
Participant or co-lender in a mortgage loan agreement
Recorded investment	23,705	1,464,978	1,488,683

At December 31, 2020, the average size of an individual commercial mortgage loan was $2,213. The average size of an individual residential mortgage loan was $231, excluding a loan held as a participant or co-lender in a mortgage agreement, as shown in the table above. For commercial mortgage loans, the Company’s policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. The Company's policy for commercial loans is to recognize due and accrued interest income on impaired loans if deemed collectible. However, the due and accrued interest income deemed collectible on impaired loans over 180 days past due is non-admitted. For residential loans, the Company recognizes due and accrued interest income on impaired loans if under 90 days delinquent. Loans 90 days past due or greater will be placed on non-accrual status and all previously accrued interest will be reversed.

The Company had mortgage reserves (the mortgage component of the AVR) of $17,001 and $18,433 at December 31, 2020 and 2019, respectively. As of December 31, 2020, the maximum and minimum rates of interest in the Company’s mortgage loan portfolio were 8.00% and 3.19% for commercial mortgage loans and 9.63% and 2.00% for residential mortgage loans.

NOTE 3 - INVESTMENTS, (continued)

In 2020 and 2019, the Company issued 92 and 104, respectively, new commercial mortgage loans at the maximum and minimum rates of interest of 6.50% and 6.50%, respectively, and 3.20% and 3.75%, respectively, totaling $256,815 and $342,509, respectively. The Company did not acquire any new residential mortgage loans in 2020 and 2019.

At December 31, 2020 and 2019, the Company held no mortgage loans that were converted to loans that require payments of principal or interest be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment requirement.

Commercial and residential mortgage loans are evaluated individually for impairment. The Company had no impairments for commercial mortgage loans during 2020, 2019 and 2018. Impairments for residential mortgage loans were $2, $51 and $277 during 2020, 2019 and 2018, respectively.

The Company had no investment in impaired loans with credit losses as of December 31, 2020 and 2019. The investment in impaired loans without credit losses are as follows:

	December 31, 2020
	Residential	Commercial	Total
No allowance for credit losses	$53,633	$—	$53,633

	December 31, 2019
	Residential	Commercial	Total
No allowance for credit losses	$71,968	$2,440	$74,408

A summary of information pertaining to impaired loans is as follows:

	December 31, 2020
	Residential	Commercial	Total
Average recorded investment	$64,336	$—	$64,336
Interest income recognized	2,645	144	2,789
Recorded investments on nonaccrual status	2,721	—	2,721
Amount of interest income recognized using the cash basis method
of accounting	2,654	—	2,654

	December 31, 2019
	Residential	Commercial	Total
Average recorded investment	$78,938	$2,489	$81,427
Interest income recognized	3,880	163	4,043
Recorded investments on nonaccrual status	3,193	—	3,193
Amount of interest income recognized using the cash basis method
of accounting	3,884	163	4,047

The mortgage loans derecognized as a result of foreclosure is as follows:

	December 31
	2020	2019
Aggregate amount of mortgage loans derecognized	$—	$555
Real estate collateral recognized	—	600

NOTE 3 - INVESTMENTS, (continued)

A summary of information pertaining to real estate sales is as follows:

	December 31, 2020
	Residential	Commercial	Total
Number of sales	—	1	1
Loss recognized	$—	$(1)	$(1)

	December 31, 2019
	Residential	Commercial	Total
Number of sales	4	—	4
Gain recognized	$762	$—	$762

The gains (losses) recorded on sales are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

No residential real estate properties were classified as held for sale for the years ended December 31, 2020 and 2019. The commercial real estate properties classified as held for sale have recorded values of $0 and $2,065 for the years ended December 31, 2020 and 2019, respectively.

Residential real estate is acquired through the foreclosure of residential mortgage loans. The Company’s intent is to dispose of all acquired residential real estate by sale as soon as economically feasible, which is typically within one year from acquisition.

Commercial real estate was either sold or classified as held for sale based on the Company’s intent to dispose of certain property via sale. Sales are usually within one year, based on economic factors, but may be extended per other executed agreements.

The Company recognizes real estate property impairments as other-than-temporary and records them as realized losses. The Company had no real estate impairments for the year ended December 31, 2020. The real estate impairments for the year ended December 31, 2019 were as follows:

	December 31, 2019
	Residential	Commercial	Total
Number of impairments	2	—	2
Impairment losses recorded	$170	$—	$170

Fair value for impaired commercial real estate and residential real estate was determined by valuations based on internal and/or external appraisals. The real estate impairment losses due to decreases in property value are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

NOTE 3 - INVESTMENTS, (continued)

Troubled Debt Restructuring
A summary of information pertaining to mortgage loans with restructured terms is as follows:

	December 31, 2020
	Residential	Commercial	Total
Number of loans	204	—	204
Carry value	$51,249	$—	$51,249
Interest income	$2,589	$—	$2,589

	December 31, 2019
	Residential	Commercial	Total
Number of loans	251	1	252
Carry value	$68,950	$2,440	$71,390
Interest income	$3,523	$163	$3,686
The Company incurred no amount of commitments to lend additional funds to debtors owing receivables whose terms have been modified in troubled debt restructuring. The Company’s income recognition policy for interest income on an impaired loan is the cash basis/cost recovery method. There was one short sale on residential mortgage loans in 2020 and 2019.

Low-Income Housing Tax Credit Investments
The Company has up to 12 remaining years of unexpired tax credits and is required to hold these investments for up to 16 years. During 2020 and 2019, the Company recognized $4,533 and $5,479, respectively, of low income housing tax credits (LIHTC) and other tax benefits. The Company’s investment in LIHTC recognized in the Balance Sheets - Statutory Basis in other investments was $66,272 and $51,427 and in other liabilities was $32,681 and $21,257 for the years ended December 31, 2020 and 2019, respectively. The Company has made unconditional commitments to provide additional capital contributions in low income housing partnerships of $10,896, $5,521, $9,561, in 2021, 2022 and 2023, respectively, and $6,703 thereafter. No property is currently subject to any regulatory review. The Company had no investment in LIHTC that exceeded 10% of its admitted assets. The Company recognized no impairment losses related to LIHTC during December 31, 2020 and 2019. The Company recognized no write-down or reclassification resulting from the forfeiture or ineligibility of tax credits during December 31, 2020 and 2019.

Offsetting and Netting of Assets and Liabilities
Call options and foreign currency swaps that qualified for offsetting and netting are as follows:

	December 31, 2020			December 31, 2019
	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
Assets:
Derivatives - call options	$167,601	$106,748	$60,853	$116,092	$54,259	$61,833

Liabilities:
Derivatives - call options	$106,748	$106,748	$—	$54,259	$54,259	$—
Derivatives - foreign
currency swaps	551	—	551	—	—	—

NOTE 3 - INVESTMENTS, (continued)

At December 31, 2020 and 2019, the net asset amount of $60,853 and $61,833, respectively, was recorded in other investments and the net liability amount of $551 and $0, respectively, was recorded in other liabilities on the Balance Sheets – Statutory Basis.

Net Investment Income
Major categories of net investment income by class of investment are summarized below.

	Years Ended December 31
	2020	2019	2018
Income:
Bonds	$388,691	$385,443	$371,077
Preferred stocks	484	369	402
Common stocks	5,724	13,060	13,707
Mortgage loans	103,789	103,311	95,347
Real estate[1]	15,209	17,132	17,836
Loans on insurance contracts	28,114	32,546	29,916
Short-term investments	1,680	4,756	2,402
Derivatives	33,294	2,816	16,743
Other investments	36,121	32,445	23,716
Amortization of interest maintenance reserve	8,861	8,581	10,908
Gross investment income	621,967	600,459	582,054
Total investment expenses	47,339	58,954	44,337
Net investment income	$574,628	$541,505	$537,717
1Includes amounts for the occupancy of company-owned property of $8,999, $9,106 and $9,161 in 2020, 2019, and 2018, respectively.

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature (including make whole call provisions) during 2020 and 2019, of which the total number of CUSIPs sold, disposed or otherwise redeemed was 83 and 60, respectively, and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee was $9,756 and $4,518, respectively.

Fair Value Measurements
Included in various investment related lines in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or market. The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Fair Value Measurements as defined under NAIC SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

NOTE 3 - INVESTMENTS, (continued)

Level 1 – Values are unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

Net asset value (NAV) – Separate account assets are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

The following tables provide information about the Company’s financial assets and liabilities measured and reported at fair value or NAV:

	December 31, 2020
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Industrial and miscellaneous (unaffiliated)	$—	$1,486	$83	$—	$1,569
Total bonds	—	1,486	83	—	1,569
Common stock
Industrial and miscellaneous (unaffiliated)	373,408	—	—	—	373,408
Total common stocks	373,408	—	—	—	373,408
Other investments	24,207	—	—	—	24,207
Derivative assets
Exchange traded index call options	256,300	—	—	—	256,300
Over the counter index call options	—	60,853	—	—	60,853
Total other investments	280,507	60,853	—	—	341,360
Separate account assets	—	—	—	11,041,001	11,041,001
Total assets at fair value/net asset value	$653,915	$62,339	$83	$11,041,001	$11,757,338

Liabilities at fair value
Derivative liabilities
Exchange traded index call options (written)	$205,572	$—	$—	$—	$205,572
Foreign currency swaps	—	551	—	—	551
Total liabilities at fair value	$205,572	$551	$—	$—	$206,123

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2019
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Industrial and miscellaneous (unaffiliated)	$—	$433	$85	$—	$518
Total bonds	—	433	85	—	518
Common stock
Industrial and miscellaneous (unaffiliated)	321,498	—	—	—	321,498
Total common stocks	321,498	—	—	—	321,498
Other investments	22,328	—	—	—	22,328
Derivative assets
Exchange traded index call options	103,906	—	—	—	103,906
Over the counter index call options	—	61,833	—	—	61,833
Total other investments	126,234	61,833	—	—	188,067
Separate account assets	—	—	—	10,359,432	10,359,432
Total assets at fair value/net asset value	$447,732	$62,266	$85	$10,359,432	$10,869,515

Liabilities at fair value
Derivative liabilities
Exchange traded index call options (written)	$69,433	$—	$—	$—	$69,433
Foreign currency swaps	—	—	—	—	—
Total liabilities at fair value	$69,433	$—	$—	$—	$69,433

The valuation techniques used to measure the fair values by type of investment in the above table are as follows:

Level 1 – Financial Assets and Liabilities
These assets and liabilities include actively-traded exchange-listed common stocks, mutual funds, exchange traded call and put options and exchange traded call and put options (written). Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Derivative asset and liability valuations are based on quoted prices in active markets for identical securities. Exchange traded call options and equity put options and written exchange traded call options and written equity put options are classified as Level 1.

Level 2 – Financial Assets
The Company's Level 2 assets includes bonds, OTC index call options and foreign currency swaps. Prices are based on other observable inputs, including quoted prices for similar assets/liabilities. The Company used broker quotes which are corroborated to the market for the monthly valuation of the index call options and foreign currency swaps. For the index call options, the broker quotes use the S&P Dividend Yield and Implied Volatility inputs in the Black Scholes Model that is tailored to the remaining term of each call option. For the foreign currency swaps, the broker quotes use models that rely on inputs such as basis curves and currency spot rates that are observable for substantially the full term of the contract. In addition, the Company corroborates the broker quotes to Bloomberg and to actual trades.

Level 3 - Financial Assets
The Company classified asset-backed securities and residential mortgage-backed securities carried at fair value due to NAIC 6 ratings in Level 3 at December 31, 2020 and 2019. The primary inputs to valuation include reported trades, bids, benchmark yields, credit spreads, estimated cash flows, prepayment speeds, and collateral performance. Collateral performance is analyzed for each security and includes delinquency rates, loss severity rates and prepayment speeds. These securities were classified in Level 3 due to the price being based on uncorroborated broker quotes, unobservable market inputs or internal valuations.

NOTE 3 - INVESTMENTS, (continued)

NAV - Financial Assets
Separate account assets represent NAVs as a practical expedient received from fund managers who stand ready to transact at the quoted values. The funds in the separate account assets are considered open-end mutual funds, meaning that the fund is ready to redeem its shares at any time and offers its shares for sale to the public, either through retail outlets or through institutional investors continuously. For institutional funds, NAVs are received daily from fund managers, and the managers stand ready to transact at these quoted amounts. The Company, on behalf of the contract holders, transacts in these funds on a daily basis as part of the separate account trading activity. There are no unfunded commitments in the separate account assets.

The following tables summarize changes to our financial instruments for the years ended December 31, 2020 and 2019 carried at fair value for which the Company used significant unobservable inputs (Level 3) to determine fair value measurements:

	Beginning balance at 1/1/2020	Transfers into Level 3	Transfer out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus	Settlements	Ending balance at 12/31/2020
Assets:
Bonds
Industrial and miscellaneous (unaffiliated)	$85	$—	$—	$—	$1	$(3)	$83
Total assets	$85	$—	$—	$—	$1	$(3)	$83

	Beginning balance at 1/1/2019	Transfers into Level 3	Transfer out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus	Settlements	Ending balance at 12/31/2019
Assets:
Bonds
Industrial and miscellaneous (unaffiliated)	$85	$57	$—	$(57)	$—	$—	$85
Total assets	$85	$57	$—	$(57)	$—	$—	$85

Transfers out of Level 3 during 2020 included securities measured at lower of amortized cost or market, reported at amortized cost in 2020 and at fair value in 2019. Transfers into Level 3 during 2019 included securities measured at lower of cost or market, reported at fair value in 2019 and at cost in 2018.

The following table presents information about significant unobservable inputs used in Level 3 assets measured at fair value:

December 31, 2020
Assets accounted for		Predominant	Significant	Range of Values	Impact of Increase
at Fair Value		Valuation	Unobservable	- Unobservable Inputs	in Input on
on a recurring basis	Fair Value	Method	Input	(Weighted Average) ¹	Fair Value ²
Asset-backed securities [3]	$83	Vendor price	Price	70 - 70 (70)	Increase
¹ The weighted average is determined based on the fair value of the securities.
² Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.
³ Primarily collateralized by home equity.

NOTE 3 - INVESTMENTS, (continued)

December 31, 2019
Assets accounted for		Predominant	Significant	Range of Values	Impact of Increase
at Fair Value		Valuation	Unobservable	- Unobservable Inputs	in Input on
on a recurring basis	Fair Value	Method	Input	(Weighted Average) ¹	Fair Value ²
Asset-backed securities [3]	$85	Vendor price	Price	70 - 70 (70)	Increase
¹ The weighted average is determined based on the fair value of the securities.
² Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.
³ Primarily collateralized by home equity.

The tables below reflect the fair values or NAV and book/adjusted carrying values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method. The Company had no financial instruments that were not practicable to calculate fair value. The Company had no investments measured using NAV instead of fair value in which the investment may be sold below NAV or significant restrictions in the liquidation of the investment held at NAV. The fair values are also categorized into the three-level fair value hierarchy as described previously:

December 31, 2020
	Fair Value	Book/Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$10,723,483	$9,638,654	$—	$7,467,161	$3,256,322	$—
Preferred stocks	13,160	12,177	—	13,160	—	—
Common stocks	390,070	390,070	373,408	16,662	—	—
Mortgage loans	2,250,727	2,094,450	—	—	2,250,727	—
Cash, cash equivalents and short-term
investments	370,839	370,839	370,839	—	—	—
Loans on insurance contracts	687,007	539,975	—	—	687,007	—
Other investments	501,978	485,923	283,477	140,563	77,938	—
Investment income due and accrued	113,867	113,867	113,867	—	—	—
Separate account assets	—	11,041,001	—	—	—	11,041,001
Total financial assets	$15,051,131	$24,686,956	$1,141,591	$7,637,546	$6,271,994	$11,041,001

Liabilities:
Deposit-type funds	$1,001,005	$1,000,269	$—	$—	$1,001,005	$—
Borrowings	3,865	3,733	—	—	3,865	—
Derivative liabilities	206,123	206,123	205,572	551	—	—
Separate account liabilities	—	11,041,001	—	—	—	11,041,001
Total financial liabilities	$1,210,993	$12,251,126	$205,572	$551	$1,004,870	$11,041,001

NOTE 3 - INVESTMENTS, (continued)

December 31, 2019
	Fair Value	Book/Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$9,696,402	$9,107,534	$—	$6,694,026	$3,002,376	$—
Preferred stocks	5,760	6,355	—	5,760	—	—
Common stocks	338,160	338,160	321,498	16,662	—	—
Mortgage loans	2,171,252	2,075,344	—	—	2,171,252	—
Cash, cash equivalents and short-term
investments	294,022	294,022	294,022	—	—	—
Loans on insurance contracts	666,163	559,341	—	—	666,163	—
Other investments	330,551	320,895	131,984	136,463	62,104	—
Investment income due and accrued	115,719	115,719	115,719	—	—	—
Separate account assets	—	10,359,432	—	—	—	10,359,432
Total financial assets	$13,618,029	$23,176,802	$863,223	$6,852,911	$5,901,895	$10,359,432

Liabilities:
Deposit-type funds	$975,019	$975,288	$—	$—	$975,019	$—
Borrowings	3,375	3,353	—	—	3,375	—
Derivative liabilities	69,433	69,433	69,433	—	—	—
Separate account liabilities	—	10,359,432	—	—	—	10,359,432
Total financial liabilities	$1,047,827	$11,407,506	$69,433	$—	$978,394	$10,359,432

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds and preferred stocks: For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of loan-backed and structured securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Bonds and preferred stocks priced based on observable market information are assigned to Level 2. Bonds priced based on uncorroborated broker quotes, unobservable market inputs or internal valuations are assigned to Level 3.

Common stocks: For publicly traded securities and mutual funds, fair value is obtained from independent pricing services or fund managers and are assigned to Level 1 as the fair values are based on quoted prices in active markets for identical securities. For stock in FHLB carrying amount approximates fair value and as such is assigned to Level 2. Stocks in affiliates carried on the equity method are not included as part of the fair value disclosure.

Mortgage loans: The fair value of commercial mortgage loans is primarily determined by estimating expected future cash flows and discounting the cash flows using current interest rates for similar mortgage loans with similar credit risk. The fair value of residential mortgage loans is determined by the Yield-Based or Price-Based approach. The Yield-Based approach, applied to performing and sub-performing loans, estimates fair value by first modeling contractual cash flows and then discounting the cash flows at an appropriate discount rate that incorporates an appropriate base rate (e.g., Treasury) to which a risk premium (spread) is added. The Price-Based approach, applied to non-performing loans (greater than 90 days past due) along with certain sub-performing loans, utilizes a direct estimate of a loan’s net present value or dollar price, largely based on underlying collateral values.

NOTE 3 - INVESTMENTS, (continued)

Cash, cash equivalents and short-term investments, and investment income due and accrued: The carrying amounts for these instruments approximate their fair values due to the short maturity of these investments.

Other investments and derivative liabilities: Public equity securities are classified as Level 1 securities as the fair values are based on quoted prices in active markets. Exchange traded call and put options and exchange traded call and put options (written) are classified as Level 1 since the valuations are based on quoted prices in active markets for identical securities. U.S. government agency securities are classified as Level 2 as the prices are based on observable market data. OTC index call options where the primary inputs to valuations include broker quotes that utilize inputs tailored to the remaining term of each call option and are assigned to Level 2. Foreign currency swaps are classified as Level 2 as the valuation is based on models that rely on inputs such as basis curves and currency spot rates that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment. The fair value for other investments assigned to Level 3 are based on quoted market prices where trading activity is not available to corroborate or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Other investments carried on the equity method are not included as part of the fair value disclosure.

Loans on insurance contracts: The fair values for loans on insurance contracts are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance contracts with similar characteristics are aggregated for purposes of the calculations.

Deposit-type funds: Deposit-type funds are valued using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Borrowings: The fair value of borrowed money is estimated using discounted cash flow calculations based on current interest rates consistent with the maturity of the obligation.

Separate account assets and liabilities: Separate account assets represent NAV as a practical expedient received from fund managers who stand ready to transact at the quoted values. Separate account liabilities are carried at the value of the underlying assets.

NOTE 4 - INCOME TAXES

The application of NAIC SAP requires a company to evaluate the recoverability of gross deferred tax assets and to establish a valuation allowance if necessary to reduce the gross deferred tax asset to an amount which is more likely than not to be realized (adjusted gross deferred tax asset). Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable capital gains in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

Based on an evaluation of the above factors, management believes it more likely than not that the adjusted gross deferred tax assets will be realized.

NOTE 4 - INCOME TAXES, (continued)

The components of the net deferred tax asset/(liability) as of December 31, 2020 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$234,307	$3,851	$238,158
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	234,307	3,851	238,158
Deferred tax assets non-admitted	64,592	—	64,592
Subtotal net admitted deferred tax assets	169,715	3,851	173,566
Deferred tax liabilities	44,613	46,341	90,954
Net admitted deferred tax assets/(net deferred tax liability)	$125,102	$(42,490)	$82,612

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2020 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$82,612	$—	$82,612
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$82,612	$—	$82,612
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$249,849
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$87,103	$3,851	$90,954
Deferred tax assets admitted as the result of application
of NAIC SAP	$169,715	$3,851	$173,566

The components of the net deferred tax asset/(liability) as of December 31, 2019 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$212,086	$4,943	$217,029
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	212,086	4,943	217,029
Deferred tax assets non-admitted	60,967	—	60,967
Subtotal net admitted deferred tax assets	151,119	4,943	156,062
Deferred tax liabilities	48,530	35,890	84,420
Net admitted deferred tax assets/(net deferred tax liability)	$102,589	$(30,947)	$71,642

NOTE 4 - INCOME TAXES, (continued)

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2019 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$71,642	$—	$71,642
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$71,642	$—	$71,642
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$242,954
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$79,477	$4,943	$84,420
Deferred tax assets admitted as the result of application
of NAIC SAP	$151,119	$4,943	$156,062

The changes in the components of the net deferred tax asset/(liability) from December 31, 2019 to December 31, 2020 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$22,221	$(1,092)	$21,129
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	22,221	(1,092)	21,129
Deferred tax assets non-admitted	3,625	—	3,625
Subtotal net admitted deferred tax assets	18,596	(1,092)	17,504
Deferred tax liabilities	(3,917)	10,451	6,534
Net admitted deferred tax assets/(net deferred tax liability)	$22,513	$(11,543)	$10,970

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$10,970	$—	$10,970
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$10,970	$—	$10,970
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$6,895
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$7,626	$(1,092)	$6,534
Deferred tax assets admitted as the result of application
of NAIC SAP	$18,596	$(1,092)	$17,504

The Company does not carry any deferred tax liabilities on unrealized capital gains related to investments in affiliates.

NOTE 4 - INCOME TAXES, (continued)

The Company used the following amounts in determining the DTA admissibility:

	2020	2019
Ratio percentage used to determine recovery period and
threshold limitation above	1,030%	1,086%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation above	$1,665,660	$1,619,690

There were no tax planning strategies utilized as of December 31, 2020 or 2019.

The provision for incurred federal income taxes on earnings are:

	Years ended December 31
	2020	2019	2018
Federal	$19,600	$31,941	$(16,398)
Federal income tax on net capital gains	7,365	11,801	13,097
Federal income tax incurred/(recovered)	$26,965	$43,742	$(3,301)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31			Change	Change
	2020	2019	2018	from 2019	from 2018
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$167	$136	$132	$31	$4
Unearned premium reserve	430	389	397	41	(8)
Policyholder reserves	89,735	80,590	75,879	9,145	4,711
Investments	7,521	57	289	7,464	(232)
Deferred acquisition costs	70,032	67,107	65,041	2,925	2,066
Policyholder dividends accrual	1,548	1,806	1,943	(258)	(137)
Fixed assets	5	85	73	(80)	12
Compensation and benefits accrual	29,239	27,200	24,673	2,039	2,527
Receivables - non-admitted	14,571	13,549	15,323	1,022	(1,774)
Net operating loss carry-forward	277	294	440	(17)	(146)
Tax credit carry-forward	—	—	35	—	(35)
Coinsurance/modified coinsurance transaction	—	12,219	13,267	(12,219)	(1,048)
Other (including items <5% of total
ordinary tax assets)	20,782	8,654	8,001	12,128	653
Subtotal	234,307	212,086	205,493	22,221	6,593
Statutory valuation allowance adjustment	—	—	—	—	—
Non-admitted deferred tax assets	64,592	60,967	68,224	3,625	(7,257)
Admitted ordinary deferred tax assets	$169,715	$151,119	$137,269	$18,596	$13,850

NOTE 4 - INCOME TAXES, (continued)

	December 31			Change	Change
	2020	2019	2018	from 2019	from 2018
Capital
Investments	$1,469	$1,486	$1,863	$(17)	$(377)
Real Estate	1,938	2,797	2,682	(859)	115
Other (including items <5% of total
ordinary tax assets)	444	660	845	(216)	(185)
Subtotal	3,851	4,943	5,390	(1,092)	(447)
Statutory valuation allowance adjustment	—	—	—	—	—
Non-admitted	—	—	—	—	—
Admitted capital deferred tax assets	3,851	4,943	5,390	(1,092)	(447)
Admitted deferred tax assets	$173,566	$156,062	$142,659	$17,504	$13,403

Deferred tax liabilities:
Ordinary
Investments	$3,014	$3,123	$3,277	$(109)	$(154)
Fixed assets	2,925	3,322	4,062	(397)	(740)
Deferred and uncollected premium	17,793	18,001	18,848	(208)	(847)
Policyholder reserves	17,038	20,597	23,804	(3,559)	(3,207)
Unearned commissions	3,699	3,343	2,673	356	670
Other (including items <5% of total
ordinary tax liabilities)	144	144	150	—	(6)
Subtotal	$44,613	$48,530	$52,814	$(3,917)	$(4,284)

Capital
Investments	$46,050	$35,890	$20,610	$10,160	$15,280
Real estate	291	—	—	291	—
Subtotal	$46,341	$35,890	$20,610	$10,451	$15,280

Deferred tax liabilities	$90,954	$84,420	$73,424	$6,534	$10,996

Net deferred tax assets	$82,612	$71,642	$69,235	$10,970	$2,407

The change in the net admitted deferred tax assets was $10,970, $2,407 and $7,792 for the years ended December 31, 2020, 2019 and 2018, respectively. The change in non-admitted deferred tax assets of $3,625, $(7,257) and $7,405 was included in change in non-admitted assets in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2020, 2019 and 2018, respectively.

The change in net deferred income taxes as of December 31 is as follows:

	2020	2019	Change
Total gross deferred tax assets	$238,158	$217,029	$21,129
Total deferred tax liabilities	90,954	84,420	6,534
Net deferred tax asset	$147,204	$132,609	14,595
Tax effect of change in unrealized gains and pension liability			3,728
Calvert deferred tax asset from dissolution			(651)
Change in net deferred income tax			$17,672

NOTE 4 - INCOME TAXES, (continued)

	2019	2018	Change
Total gross deferred tax assets	$217,029	$210,883	$6,146
Total deferred tax liabilities	84,420	73,424	10,996
Net deferred tax asset	$132,609	$137,459	(4,850)
Tax effect of change in unrealized gains and pension liability			25,349
Change in net deferred income tax			$20,499

	2018	2017	Change
Total gross deferred tax assets	$210,883	$191,710	$19,173
Total deferred tax liabilities	73,424	69,448	3,976
Net deferred tax asset	$137,459	$122,262	15,197
Tax effect of change in unrealized losses and pension liability			(19,839)
Change in net deferred income tax			$(4,642)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31, 2020, 2019 and 2018 were as follows:

	2020	2019	2018
Net gain from operations before income taxes	$67,641	$101,784	$36,394
Net realized capital gains before income taxes	38,066	36,222	33,178
Deferred reinsurance gain (loss), net	(3,643)	35,649	—
Change in reserve on account of change in valuation basis	5,820	—	—
Total pre-tax statutory income	107,884	173,655	69,572
Change in non-admitted assets	(4,868)	8,450	(1,326)
IMR amortization	(8,861)	(8,581)	(10,908)
Affordable Care Act assessment	14,556	—	13,324
Tax-exempt income	(22,785)	(24,932)	(25,501)
Dividends received deduction	—	(5,000)	(6,000)
Subsidiary conversion to single member LLC	(7,014)	—	—
Realized gain on dissolution of subsidiary	(2,994)	—	—
Non-deductible expense	2,691	4,223	4,497
Other	2,368	2,392	3,025
Subtotal	80,977	150,207	46,683
Statutory tax rate	0.21	0.21	0.21
Subtotal	17,005	31,543	9,803
Tax rate differential from provision to return	—	—	(1,849)
Tax credits	(7,712)	(8,300)	(6,613)
Total statutory income taxes	$9,293	$23,243	$1,341

Federal and foreign income tax incurred/(recovered)	$26,965	$43,742	$(3,301)
Change in deferred income tax	(17,672)	(20,499)	4,642
Total statutory income taxes	$9,293	$23,243	$1,341

The Company has no foreign tax credit carryovers to subsequent years.

NOTE 4 - INCOME TAXES, (continued)

At December 31, 2020, the Company has carryovers to subsequent years as follows:

Year of Origination		Amount	Year of Expiration
2016	Net operating loss	$1,319	2036

The amount of federal income tax which is available for recoupment in the event of future capital losses is $8,905, $14,820, $15,294 for the tax years 2018, 2019, 2020, respectively.

There were no deposits admitted under IRC Section 6033.

The Company joins in a consolidated federal income tax return filed by AMHC. The other members of the affiliated group joining in the AMHC consolidated return are as follows:
Ameritas Holding Company	Calvert Investments, Inc.
Ameritas Investment Partners, Inc.	Calvert Investment Management, Inc.
Ameritas Life Insurance Corp.
Ameritas Life Insurance Corp. of New York

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

At December 31, 2020 and 2019, the Company no longer recognized a gross alternative minimum tax (AMT) credit as a deferred tax asset. The Company's AMT credit carryforward at December 31 is as follows:

	2020	2019
Beginning balance of AMT credit carryforward	$—	$35
Adjustments	—	35
Ending balance of AMT credit carryforward	—	—
Non-admitted	—	—
Ending balance	$—	$—

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES

In 2020, 2019 and 2018, the Company received cash dividends of $0, $5,000 and $6,000, respectively, from its wholly owned subsidiary, Calvert, which was recorded in net investment income in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

In 2020, 2019 and 2018, the Company made capital contributions of $7,550, $0 and $5,750, respectively, to its wholly owned subsidiary, AIC.

In 2020, 2019 and 2018, the Company made capital contributions of $0, $30,000 and $0, respectively, to its wholly owned subsidiary, Ameritas-NY. No additional shares were issued.

In 2020, 2019 and 2018, the Company received a return of capital of $0, $1,000 and $0, respectively, from its wholly owned subsidiary, Griffin, which was accounted for as a reduction in its carrying value.

The Company's variable life and annuity products are distributed through AIC, an affiliated company. Policies placed by this affiliate generated commission and general insurance expense of $24,766, $16,750 and $17,869 for the years ended December 31, 2020, 2019 and 2018, respectively.

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES, (continued)

The Company reported the following amounts due from/(to) the below listed affiliates at December 31, 2020 and 2019, which were recorded in other admitted assets and other liabilities in the Balance Sheets-Statutory Basis. The terms of the settlements require that these amounts be settled monthly.

	2020	2019
Ameritas Holding Company	$(3,563)	$(3,178)
Ameritas Life Insurance Corp. of New York	4,981	3,041
Ameritas Investment Company, LLC	940	860
Ameritas Investment Partners, Inc.	767	832
Griffin Realty, LLC	5	—
Dental Select	1,756	—
Calvert Investments, Inc.	—	1,036
Total	$4,886	$2,591

The Company provides, as well as receives, technical, financial, legal and marketing support to and from its affiliates under various administrative service and cost-sharing agreements. The net effect on general insurance expenses under these agreements has been a decrease of $32,957, $31,076 and $33,547 for the years ended December 31, 2020, 2019 and 2018, respectively.

In addition, the Company receives investment advisory services from an affiliate. Costs related to this agreement, which are included in investment expenses, totaled $16,484, $15,686 and $14,793 for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company was not required to submit a non-insurance subsidiary, controlled and affiliated entities (non-insurance SCA) filing with the NAIC in 2020 related to December 31, 2019.

The Company submitted its non-insurance SCA filing with the NAIC in 2019 related to December 31, 2018 on August 13, 2019, in which resubmission of the filing was not required. Additional information regarding this filing is as follows:

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Non-admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method Resubmission Required Y/N
Ameritas Investment Corp.	100.00%	$15,844	$15,844	$—	S2	August 13, 2019	$15,844	Y	N
Calvert Investments, Inc.	100.00%	19,476	—	19,476	S2	August 13, 2019	—	Y	N
Aggregate total	XXX	$35,320	$15,844	$19,476	XXX	XXX	$15,844	XXX	XXX
* S1 - Sub-1, S2 - Sub 2 or RDF - Resubmission of Disallowed Filing

The Company owns Ameritas-NY for which the audited statutory equity reflects a departure from the NAIC SAP due to state of domicile prescribed practice. This amount was immaterial for 2020 and 2019.

The Company did not have any SCAs or investments in joint ventures, partnerships or limited liability companies that exceed 10% of the Company's total admitted assets in which the Company's share of losses exceeded the investment in the SCA or investment in joint venture, partnership or limited liability company as of December 31, 2020 and 2019.

NOTE 6 - EMPLOYEE BENEFITS

The Company has unfunded, non-qualified pension plans (the NQ Plans) where the Company makes payments under certain voluntary arrangements for retirement benefits, which are not provided for under the AHC sponsored defined benefit pension plan.

NOTE 6 - EMPLOYEE BENEFITS, (continued)

The Company has deferred compensation plans covering the Board of Directors, certain management employees and agents. The Company's method of accounting for these plans is the accrual method and the assets for some of these deferred compensation plans are held in a Rabbi Trust.

The measurement date for the Company’s NQ Plans was December 31. A summary of the obligations and assumptions are as follows:

	Underfunded Pension Benefits
	2020	2019	2018
Benefit obligation at beginning of year	$46,603	$44,448	$47,830
Service cost	38	209	398
Interest cost	1,437	1,813	1,634
Actuarial gain (loss)	4,781	3,742	(1,792)
Benefits paid	(4,734)	(3,609)	(3,622)
Business combinations, divestitures, curtailments,
settlements and special termination benefits	1,177	—	—
Benefit obligation at end of year	$49,302	$46,603	$44,448

	Pension Benefits
	2020	2019	2018
Fair value of plan assets at beginning of year	$—	$—	$—
Reporting entity contribution	4,734	3,609	3,622
Benefits paid	(4,734)	(3,609)	(3,622)
Fair value of plan assets at end of year	$—	$—	$—

	Pension Benefits
	2020	2019	2018
Components:
Accrued benefit costs	$44,372	$41,946	$30,686
Liability for pension benefits	4,930	4,657	13,762
Assets and liabilities recognized:
Liabilities recognized	49,302	46,603	44,448
Unrecognized liabilities	4,930	4,657	13,762

The components of net periodic benefit cost are as follows:

	Pension Benefits
	2020	2019	2018
Service cost	$38	$209	$398
Interest cost	1,437	1,813	1,634
Amount of recognized losses	4,625	2,019	1,452
Total net periodic benefit cost	$6,100	$4,041	$3,484

NOTE 6 - EMPLOYEE BENEFITS, (continued)

Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits
	2020	2019	2018
Items not yet recognized as a component of net periodic cost - prior year	$4,657	$13,762	$17,006
Net gain (loss) arising during the period	4,781	3,742	(1,792)
Net loss recognized	(4,508)	(2,019)	(1,452)
Cumulative change in amortization method applied[1]	—	(10,828)	—
Items not yet recognized as a component of net
periodic cost - current year	$4,930	$4,657	$13,762
1Effective January 1, 2019, the Company elected to change its method for amortizing the actuarial gains and losses to the minimum corridor method. This changed the unrecognized actuarial gains and losses to recognize all gains and losses outside of the 10% corridor cumulative upon the election date. All amounts remain components of unassigned surplus under either method of amortization.

The amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost are as follows:

	Pension Benefits
	2020	2019	2018
Net recognized gains	$4,930	$4,657	$13,762

The weighted-average assumptions are as follows:

	Pension Benefits
	2020	2019	2018
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31:
Weighted average discount rate	3.14%	4.23%	3.53%
Rate of compensation increase	1.77%	4.47%	4.44%

Weighted-average assumptions used to determine projected
benefit obligation as of December 31:
Weighted average discount rate	2.98%	3.14%	4.23%
Rate of compensation increase	1.79%	1.77%	4.47%

Future expected pension benefit payments are as follows:

Year	Amount
2021	$4,759
2022	$4,667
2023	$4,231
2024	$3,790
2025	$3,680
2026-2030	$16,733

NOTE 6 - EMPLOYEE BENEFITS, (continued)

The accumulated pension benefit obligation for the NQ plans is as follows:

	December 31
	2020	2019
Accumulated benefit obligation	$49,287	$46,582

Projected benefit obligation (PBO)	$49,302	$46,603
Funded status (PBO - Plan assets)	$49,302	$46,603

Unrecognized items:
Unrecognized losses, net of tax	$3,895	$3,679
Total unrecognized items, net of tax	$3,895	$3,679

The Company participates in the Ameritas Pension Plan (the Plan), of which AHC is the plan sponsor. The Company recognized expenses equal to its proportionate share of Plan funding for the years ended December 31, 2020, 2019 and 2018 totaling $0, $0 and $19,789, respectively.

Total net periodic benefit cost for the Plan was recorded in general insurance expenses in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2020, 2019 and 2018.

The Company's employees and agents participate in defined contribution plans sponsored by AHC that cover substantially all full-time employees and agents. In addition, certain of the Company’s employees participate in an unfunded, non-qualified defined contribution plan sponsored by AHC. Company matching contributions under the defined contribution plans range from 0.5% to 3.0% of the participant’s compensation. In addition, for eligible employees who are not Plan participants, the Company makes a contribution of 6.0% of the participant's compensation for those employees hired prior to January 1, 2006 and 5.0% of the participant's compensation for those hired after January 1, 2006. Contributions by the Company to the employee and agents defined contribution plans were $14,717, $12,791 and $12,019 in 2020, 2019 and 2018, respectively.

Additionally, the Company participates in a postretirement benefit plan sponsored by AHC. The expense for the postretirement benefit plan was entirely paid by AHC. The Company will be allocated these costs based primarily on employee counts for its participation in two Voluntary Employee’s Beneficiary Associations (VEBAs) for the postretirement medical and life insurance benefits.

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS

The Company is subject to regulation by the Department, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments to the stockholder by the Company, when aggregated with all other dividends in the preceding 12 months, cannot exceed the greater of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Department. Based on this limitation, the Company would be able to pay $174,819 in dividends in 2021, without prior approval. The Company did not pay ordinary dividends to AHC, its parent, in 2020, 2019 and 2018.

Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each of the following items as of December 31:

	2020	2019	2018
Unrealized capital gains (losses), net of taxes	$23,160	$16,327	$(57,234)
Non-admitted asset values	(133,978)	(138,241)	(160,667)
Asset valuation reserve	(251,837)	(214,022)	(154,620)

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS, (continued)

On November 1, 1996, the Company issued $50,000 of 8.20% Surplus Notes (Notes). The Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. These Notes were underwritten by Merrill Lynch & Co. with the trustee as Bank of New York. Subject to prior written approval of the Department, these Notes will pay interest semi-annually on May 1 and November 1. In accordance with Department regulations, interest cannot be accrued until written approval has been received. Interest totaling $4,100 was paid in 2020, 2019 and 2018 and included as reduction to net investment income on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The carrying amount of the Notes totaling $49,949 and $49,941 at December 31, 2020 and 2019, respectively, (face value of $50,000 less unamortized discount of $51 and $59 in 2020 and 2019, respectively) was recorded in capital and surplus on the Balance Sheets – Statutory Basis. There is no unapproved interest and principal. The life-to-date interest expense recognized on the Notes as of December 31, 2020 is $98,366. There has been not been any principal paid during the life of the Notes as of December 31, 2020. The interest offset percentage is 100%. The Notes holder, the asset issuer and the liquidity source are not related parties. The Notes are not contractually linked and the Notes payments are not subject to administrative offsetting provisions. Cash of $50,000 was received upon issuance and was not used to purchase an asset directly from the holder of the surplus note.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

At December 31, 2020 and 2019, respectively, the Company had outstanding agreements to fund mortgages totaling $114,711 and $108,087. In addition at December 31, 2020 and 2019, respectively, the Company has committed to invest $272,249 and $278,357 in equity-type limited partnerships in subsequent years. These transactions are in the normal course of operations and are not reflected in the accompanying statutory basis financial statements. The Company’s exposure to credit loss is represented by the contractual notional amount of these instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

At December 31, 2020 and 2019, the Company had FHLB lines of credit available up to $307,377 and $253,093, respectively, if an immediate liquidity need would arise. The Company had no outstanding balance as of December 31, 2020 and 2019 related to these lines of credit.

Affordable Care Act (ACA) Assessments
H.R. 1685 (Public Law No. 116-94), signed into law on December 20, 2019, repealed the Health Insurance Providers fee for calendar years beginning after December 31, 2020. H.R. 195 (Public Law No. 115-120) was signed into law on January 22, 2018 and imposes a moratorium on the Health Insurance Providers fee for 2019 by amending the effective date of the Affordable Care Act (ACA) Section 9010(j).

The annual fee under ACA is allocated to individual health insurers based on the ratio of the amount of the entity's net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. Prior to 2020, a health insurance entity's portion of the annual fee became payable once the entity provided health insurance for any U.S. health risk for each calendar year beginning on or after January 1, of the year the fee is due.

Reporting the ACA assessment as of December 31, 2020 and 2019 would not have triggered a RBC action level.

	2020	2019
ACA fee assessment payable for the upcoming year	$—	$14,715
ACA fee assessment paid	14,556	—
Premium written subject to ACA 9010 assessment	—	796,674
Total Adjusted Capital before surplus adjustment	2,048,611	1,927,692
Total Adjusted Capital after surplus adjustment	2,048,611	1,912,977
Authorized Control Level	190,909	170,875

NOTE 8 - COMMITMENTS AND CONTINGENCIES, (continued)

Guaranty Funds Assessments
As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. For 2020, 2019 and 2018 the charge to operations related to these assessments was not significant. The estimated liability for future guaranty fund assessments of $4,034 and $4,408 at December 31, 2020 and 2019, respectively, was based on data provided by the National Organization of Life & Health Guaranty Associations and is included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2020 and 2019, the Company had a related receivable of $3,013 and $3,327, respectively, for amounts recoverable against premium taxes which is included in other admitted assets in the Balance Sheets - Statutory Basis. The periods over which the guaranty funds assessments are expected to be paid are unknown at this time. Premium tax offsets are realized over the period allowed by each state once the guaranty fund assessment has been paid.

Reconciliation of assets recognized from paid and accrued premium tax offsets and policy surcharges which are included in other admitted assets on the Balance Sheets – Statutory Basis as of December 31, 2020 and 2019 are as follows:

	2020	2019
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of prior year end	$7,316	$8,186
Decreases during the year
Premium tax offset applied	(1,133)	(1,106)
Charge off of estimated premium tax offset	(320)	(207)
	(1,453)	(1,313)
Increases during the year
Assessments paid	457	443
	457	443
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of current year end	$6,320	$7,316

The liabilities, contingencies and assessments for long-term care insolvencies related guaranty funds liabilities and assets as of December 31, 2020 and 2019 are summarized below. The discount rate applied for both years is 3.5%.

	December 31, 2020
	Guaranty Fund Assessment		Related Assets
Name of the Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty/ANIC	$7,175	$2,487	$5,112	$1,578

	December 31, 2020
	Payables			Recoverables
Name of the Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Penn Treaty/ANIC	50	1-70	37	44	1-20	6

NOTE 8 - COMMITMENTS AND CONTINGENCIES, (continued)

	December 31, 2019
	Guaranty Fund Assessment		Related Assets
Name of the Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty/ANIC	$7,651	$2,846	$5,476	$1,846

	December 31, 2019
	Payables			Recoverables
Name of the Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Penn Treaty/ANIC	50	1-70	37	44	1-20	6

Litigation and Regulatory Examination
From time to time, the Company is subject to litigation and regulatory examination in the normal course of business. Management does not believe that the Company is party to any such pending litigation or examination which would have a material adverse effect on its financial condition or results of its operations.

There were no claims (per claim or claimant) where amounts paid to settle were related to extra contractual obligations or bad faith claims resulting from lawsuits during 2020 and 2019.

Uncollectibility of Assets
The Company had admitted assets of $11,317 and $14,393 at December 31, 2020 and 2019, respectively, in accounts receivable for uninsured plans included in other admitted assets on the Balance Sheets – Statutory Basis. The Company routinely assesses the collectibility of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company’s financial condition.

NOTE 9 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS

ASO Plans
The loss from operations from administrative services only (ASO) uninsured plans, which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis, is as follows for the years ended December 31:

	2020	2019	2018
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$(1,393)	$(2,979)	$(3,785)
Net loss from operations	$(1,393)	$(2,979)	$(3,785)

Total claim payment volume	$152,945	$193,120	$186,092

Under NAIC SAP, claim payments related to ASO uninsured plans are excluded from the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

NOTE 9 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS, (continued)

ASC Plans
The gain from operations from administrative services contract (ASC) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis is as follows for the years ended December 31:

	2020	2019	2018
Gross reimbursement for medical cost incurred	$28,226	$27,605	$26,495
Other income or expenses (including interest paid to or received from plans)	7,462	7,388	2,855
Gross expenses incurred (claims and administrative)	24,297	23,507	23,920
Net gain from operations	$11,391	$11,486	$5,430

NOTE 10 - LEASES

The Company leases office space under operating lease agreements that expire at various dates through 2031. Certain rental commitments have renewal options extending through the year 2031. Some of these leases include escalation clauses, which vary with levels of operating expense. Rental expense under these leases totaled $4,737, $4,396 and $4,581 in 2020, 2019 and 2018, respectively. The Company has subleased a portion of office space and received sublease income recorded as an offset to general insurance expenses in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis of $621, $585, and $563 in 2020, 2019 and 2018, respectively.

Future minimum lease payments under noncancellable operating leases consisted of the following at December 31, 2020:

Calendar Year	Amount
2021	$2,448
2022	2,057
2023	1,338
2024	866
2025 and thereafter	1,565
Total	$8,274

NOTE 11 - MANAGING GENERAL AGENTS AND THIRD-PARTY ADMINISTRATORS

The Company has a third-party administrator, DXC Technology Company (DXC) for which direct premiums written exceed 5% of total capital and surplus. DXC writes ordinary life and individual annuity business and does not have an exclusive contract. DXC has been granted the authority for claims payment, claims adjustment, reinsurance ceding, binding authority, premium collection and underwriting. The total amount of direct premiums written by DXC was $271,184, $248,018 and $187,308 for the years ended December 31, 2020, 2019 and 2018, respectively. For the years ended December 31, 2020 and 2019, the Company has a third-party administrator, Association Member Benefit Advisors Ltd (AMBA), which wrote group accident and health business, does not have an exclusive contract, and has been granted the authority for binding authority, premium collection and underwriting, for which direct premiums exceeded 5% of total capital and surplus. The total amount of direct premiums written by AMBA was $96,425 and $88,252 for the years ended December 31, 2020 and 2019, respectively. The Company had various other third party administrators and managing general agents during these periods, however their direct premiums written did not exceed 5% of total capital and surplus. The total amount of direct premiums written by third-party administrators was $518,344, $491,627 and $421,860 for the years ended December 31, 2020, 2019 and 2018, respectively.

NOTE 12 - OTHER ITEMS

Securities on Deposit
Included in the Company's deposits with government agencies are bonds with a book/adjusted carrying value of $118,126 and $120,495 and cash of $7,168 and $4,559 at December 31, 2020 and 2019, respectively, in a Regulation 109 deposit account with the State of New York as a result of its delicensure in the state as of September 30, 2013.

NOTE 13 - SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2020 and through March 29, 2021, the date the financial statements were available to be issued.

NOTE 14 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. These reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. The Company has exposure to one reinsurer that is under an order of rehabilitation where a loss is likely for ceded business. The Company recorded an impairment of $16,664 and $0 at December 31, 2020 and 2019, respectively with a charge to the Summary of Operations and Changes in Capital and Surplus - Statutory Basis due to our analysis of collectability. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty.

The Company conducts reinsurance business with Ameritas-NY and other non-affiliated companies. No policies issued by the Company have been reinsured with a foreign company, which is controlled either directly or indirectly, by a party not primarily engaged in the business of insurance.

Reinsurance premium transactions with affiliated and non-affiliated companies are summarized as follows:

	Years Ended December 31
	2020	2019	2018
Assumed[1]	$109,062	$110,358	$101,866
Ceded	(252,021)	(253,164)	(211,135)
Reinsurance premiums, net	$(142,959)	$(142,806)	$(109,269)
¹ Includes modco reinsurance premiums of $0, $7,041 and $8,357 in 2020, 2019 and 2018, respectively.

The reinsurance premiums, net are included in the premium income, net in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

The Company did not have any affiliated transactions through reinsurance operations for premium income, commission expense allowances, benefits to policyholders and reserves for life, accident and health policies that were more than half of 1% of the Company's admitted assets for the years ended December 31, 2020, 2019 and 2018.

Effective October 1, 2019, the Company entered into a combination coinsurance/quota share funds withheld reinsurance agreement of an individual indexed annuity block and guaranteed living withdrawal benefit riders on an individual indexed annuity block with a third party.  Under the agreement, the Company ceded $40,879 of reserves to the third party.  This agreement included an in-force block of business, which was accounted for in accordance with NAIC SAP, and that required any increase in surplus, net of federal income taxes of $4,318, on in-force business issued prior to the effective date of the agreement to be identified separately and included as a direct item to surplus by the ceding company.  As a result of this agreement there was $36,561 recorded in change in surplus as a result of reinsurance, net of taxes, in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at December 31, 2019. Amortization of $3,643 and $911, which is based on the growth of the funds withheld liability, was recorded in change in surplus as a result of reinsurance, net of taxes, in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at December 31, 2020 and 2019, respectively.

NOTE 14 - REINSURANCE, (continued)

The Company entered a coinsurance/modified coinsurance transaction (the Transaction) of a group annuity block with a third party, which was effective on September 1, 2016. The Transaction provided for subsequent Assumption reinsurance when all regulatory and/or contract holder or participant approvals were received by the Company. Approvals were received on contracts in force during 2018 and 2019 whereby the Assumption reinsurance was completed on the block. No further Assumption reinsurance activities are required and the reinsurance agreements are terminated due to completion. Additionally, on November 30, 2018, all New York contracts were recaptured by the third party from the Company and concurrently assumed by the Company’s 100% owned New York domiciled company, Ameritas-NY.

The following is a summary of the impacts for the Assumption reinsurance and recapture as of and for the years ending December 31, 2019 and 2018 :

	2019	2018
Cash, cash equivalents and short-term investments - recapture	$—	$(16,341)
Separate account assets - assumption	107,764	2,177,485
Total Admitted Assets	$107,764	$2,161,144

Reserves for life contracts, accident and health policies - recapture	$—	$(14,588)
Deposit-type funds - recapture	—	(1,753)
Separate account liabilities - assumption	107,764	2,177,485
Total Liabilities	$107,764	$2,161,144

Premium income, net - recapture	$—	$(14,588)
Change in reserves for life, accident and health policies - recapture	—	14,588
Gain (Loss) from Operations before Federal Income Tax Expense (Benefit)	$—	$—

The Company entered into two coinsurance agreements of participating life blocks with a third party (Coinsurance Treaties) effective on December 1, 2015. As of December 31, 2020 and 2019, invested assets of $1,129,363 and $1,149,502, respectively, were held in trust to support the obligations reinsured under the Coinsurance Treaties. The amounts held in trust are to be used solely to fund obligations incurred under the Coinsurance Treaties and represent 4.4% and 4.8% of the Company’s admitted assets at December 31, 2020 and 2019, respectively.

NOTE 15 - CHANGES IN UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The change in the liability for unpaid accident and health claims and claim adjustment expenses, which is reported in reserves for unpaid claims and reserves for life, accident and health policies in the Balance Sheets – Statutory Basis, is summarized as follows:

	2020	2019	2018
Total reserve for unpaid claims at January 1	$284,339	$278,529	$272,472
Less reinsurance assumed	(17,354)	(17,238)	(17,455)
Plus reinsurance ceded	151,501	147,259	137,198
Direct balance	418,486	408,550	392,215

Incurred related to:
Current year	618,972	611,690	581,727
Prior year	13,035	1,803	(1,233)
Total incurred	632,007	613,493	580,494

Paid related to:
Current year	495,754	520,536	487,961
Prior year	83,334	83,021	76,198
Total paid	579,088	603,557	564,159

Direct balance	471,405	418,486	408,550
Plus reinsurance assumed	18,267	17,354	17,238
Less reinsurance ceded	(172,907)	(151,501)	(147,259)
Total reserve for unpaid claims at December 31	$316,765	$284,339	$278,529

As a result of unfavorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses increased by $13,035 and $1,803 for the years ended December 31, 2020 and 2019, respectively. As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $1,233 for the year ended December 31, 2018. There were no significant changes in methodologies and assumptions used in calculating the liability for unpaid losses and loss adjustment expenses for the year ended December 31, 2020.

The Company paid assumed reinsurance claims of $67,813, $74,081 and $71,930 and incurred assumed reinsurance claims of $68,726, $74,197 and $71,713 for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company paid ceded reinsurance claims of $24,203, $21,608 and $19,017, and incurred ceded reinsurance claims of $45,609, $25,850 and $29,078 for the years ended December 31, 2020, 2019 and 2018, respectively.

Anticipated salvage and subrogation are not included in the Company’s determination of the liability for unpaid claims/losses.

NOTE 16 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death on traditional business. Surrender values are not provided in excess of legally computed reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Reserves for substandard policies are included in the reserves for life, accident and health policies as reflected on the Balance Sheets – Statutory Basis. The corresponding reserves held on such policies are calculated using the same interest rate as standard policies, but employ mortality rates which are multiples of standard mortality.

NOTE 16 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES, (continued)

As of December 31, 2020 and 2019, respectively, the Company had $4,437,411 and $12,581,202 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Department. Reserves to cover the above insurance totaled $31,786 and $64,218 at December 31, 2020 and 2019, respectively.

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender
charge of 5% or more	1,360,160	—	—	1,360,160	21.5%
At fair value	—	—	2,615,241	2,615,241	41.3%
Total with adjustment or at fair value	1,360,160	—	2,615,241	3,975,401	62.8%
At book value without adjustment
(minimal or no charge)	1,974,097	—	—	1,974,097	31.2%
Not subject to discretionary withdrawal	379,297	—	—	379,297	6.0%
Total gross	3,713,554	—	2,615,241	6,328,795	100.0%
Reinsurance ceded	205,195	—	—	205,195
Total individual annuity reserves	$3,508,359	$—	$2,615,241	$6,123,600
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$199,787	$—	$—	$199,787

Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$1,060,077	$—	$—	$1,060,077	13.3%
At book value less current surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	6,733,259	6,733,259	84.5%
Total with adjustment or at fair value	1,060,077	—	6,733,259	7,793,336	97.8%
At book value without adjustment
(minimal or no charge)	136,360	—	—	136,360	1.7%
Not subject to discretionary withdrawal	40,970	—	—	40,970	0.5%
Total gross	1,237,407	—	6,733,259	7,970,666	100.0%
Reinsurance ceded	11,189	—	—	11,189
Total group annuity reserves	$1,226,218	$—	$6,733,259	$7,959,477
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$—	$—	$—	$—

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$222,931	$—	$—	$222,931	13.7%
At book value less current surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	626,595	626,595	38.5%
Total with adjustment or at fair value	222,931	—	626,595	849,526	52.2%
At book value without adjustment
(minimal or no charge)	260,689	—	—	260,689	16.0%
Not subject to discretionary withdrawal	517,086	—	—	517,086	31.8%
Total gross	1,000,706	—	626,595	1,627,301	100.0%
Reinsurance ceded	437	—	—	437
Total deposit-type funds	$1,000,269	$—	$626,595	$1,626,864
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$—	$—	$—	$—
Total annuity reserves and deposit-type funds	$5,734,846	$—	$9,975,095	$15,709,941

	2019
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender
charge of 5% or more	1,144,600	—	—	1,144,600	20.1%
At fair value	—	—	2,521,904	2,521,904	44.3%
Total with adjustment or at fair value	1,144,600	—	2,521,904	3,666,504	64.4%
At book value without adjustment
(minimal or no charge)	1,810,124	—	—	1,810,124	31.8%
Not subject to discretionary withdrawal	214,034	—	—	214,034	3.8%
Total gross	3,168,758	—	2,521,904	5,690,662	100.0%
Reinsurance ceded	77,250	—	—	77,250
Total individual annuity reserves	$3,091,508	$—	$2,521,904	$5,613,412
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$245,976	$—	$—	$245,976

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2019
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$1,001,779	$—	$—	$1,001,779	13.6%
At book value less current surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	6,184,657	6,184,657	83.9%
Total with adjustment or at fair value	1,001,779	—	6,184,657	7,186,436	97.5%
At book value without adjustment
(minimal or no charge)	138,978	—	—	138,978	1.9%
Not subject to discretionary withdrawal	45,333	—	—	45,333	0.6%
Total gross	1,186,090	—	6,184,657	7,370,747	100.0%
Reinsurance ceded	12,853	—	—	12,853
Total group annuity reserves	$1,173,237	$—	$6,184,657	$7,357,894
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$—	$—	$—	$—

Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$188,861	$—	$—	$188,861	11.3%
At book value less current surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	700,889	700,889	41.8%
Total with adjustment or at fair value	188,861	—	700,889	889,750	53.1%
At book value without adjustment
(minimal or no charge)	268,586	—	—	268,586	16.0%
Not subject to discretionary withdrawal	518,301	—	—	518,301	30.9%
Total gross	975,748	—	700,889	1,676,637	100.0%
Reinsurance ceded	460	—	—	460
Total deposit-type funds	$975,288	$—	$700,889	$1,676,177
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$—	$—	$—	$—
Total annuity reserves and deposit-type funds	$5,240,033	$—	$9,407,450	$14,647,483

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile annuity reserves and deposit-type funds to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2020	2019
Life and Accident and Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$4,713,646	$4,243,434
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	20,931	21,311
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	1,000,269	975,288
	5,734,846	5,240,033
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	9,348,500	8,706,561
Exhibit 4, Line 9, Column 1	626,595	700,889
Total	$15,709,941	$14,647,483

NOTE 18 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of life insurance account value, cash value and reserves as of December 31 are as follows:

	2020
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$1,136,735	$1,135,633	$1,142,426	$—	$—	$—
Universal life with secondary guarantees	754,756	616,907	1,167,324	—	—	—
Indexed universal life	13,490	13,467	13,521	—	—	—
Indexed universal life with secondary guarantees	704,520	562,964	624,670	—	—	—
Other permanent cash value life insurance	—	1,448,972	2,626,565	—	—	—
Variable universal life	145,147	1,176,326	154,228	1,043,274	—	1,036,937
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	527,047	XXX	XXX	—
Accidental death benefits	XXX	XXX	337	XXX	XXX	—
Disability - active lives	XXX	XXX	27,990	XXX	XXX	—
Disability - disabled lives	XXX	XXX	25,146	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	32,424	XXX	XXX	—
Total gross	2,754,648	4,954,269	6,341,678	1,043,274	—	1,036,937
Reinsurance ceded	—	—	635,302	—	—	—
Total life reserves	$2,754,648	$4,954,269	$5,706,376	$1,043,274	$—	$1,036,937

NOTE 18 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS, (continued)

	2019
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$1,100,281	$1,099,193	$1,106,038	$—	$—	$—
Universal life with secondary guarantees	742,275	598,099	1,121,320	—	—	—
Indexed universal life	13,512	13,453	13,504	—	—	—
Indexed universal life with secondary guarantees	571,233	450,777	498,948	—	—	—
Other permanent cash value life insurance	—	1,411,796	2,628,107	—	—	—
Variable universal life	224,051	1,136,627	233,464	924,586	—	918,816
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	516,498	XXX	XXX	—
Accidental death benefits	XXX	XXX	356	XXX	XXX	—
Disability - active lives	XXX	XXX	26,362	XXX	XXX	—
Disability - disabled lives	XXX	XXX	25,013	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	64,928	XXX	XXX	—
Total gross	2,651,352	4,709,945	6,234,538	924,586	—	918,816
Reinsurance ceded	—	—	655,788	—	—	—
Total life reserves	$2,651,352	$4,709,945	$5,578,750	$924,586	$—	$918,816

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile life reserves to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2020	2019
Life and Accident and Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$5,648,860	$5,512,743
Exhibit 5, Accidental Death Benefits Section, Total (net)	319	337
Exhibit 5, Disability - Active Lives Section, Total (net)	12,254	11,260
Exhibit 5, Disability - Disabled Lives Section, Total (net)	17,200	16,761
Exhibit 5, Miscellaneous Reserves Section, Total (net)	27,743	37,649
	5,706,376	5,578,750
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	1,036,937	918,816
	1,036,937	918,816
Total	$6,743,313	$6,497,566

NOTE 19 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

	2020		2019
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$2,960	$435	$7,531	$3,134
Ordinary renewal	46,963	62,754	41,749	54,266
Group life	1	1	1	1
Total	$49,924	$63,190	$49,281	$57,401

NOTE 20 - SEPARATE ACCOUNTS

Separate accounts held by the Company offer no investment experience guarantees and relate to individual variable life and annuity policies, group annuity contracts and group funding agreements of a nonguaranteed return nature, as approved by the state of domicile pursuant to the Company’s certificate of authority. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The assets and liabilities of the account are legally separated or insulated from other Company assets and liabilities. The assets of the separate account are carried at NAV.

Variable life and annuities provide an incidental death benefit of the greater of account value or premium paid. The Company offers a policy with a step up minimum guaranteed death benefit option and a guaranteed lifetime withdrawal benefit. The minimum guaranteed death benefit reserve and the guaranteed lifetime withdrawal benefit reserve is held in reserves for life, accident and health policies line of the Balance Sheets – Statutory Basis.

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2020, the Company reported assets and liabilities from variable universal life, variable annuities, funding agreements and group annuities product lines in a separate account.

In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated from the general account.

As of December 31, 2020 and 2019 the Company’s Separate Account Statements included legally insulated assets of $11,041,001 and $10,359,432, respectively.

The Company does not engage in securities lending transactions within the separate account.

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	2020	2019	2018
For the year ended December 31:
Premiums, considerations or deposits	$1,083,406	$1,199,605	$1,000,230
At December 31:
Reserves by valuation basis
For accounts with assets at:
Fair value	$11,012,032	$10,326,266

Reserves subject to discretionary withdrawal:
At fair value	$11,012,032	$10,326,266
Total included in Separate account liabilities in the
Balance Sheets – Statutory Basis	$11,012,032	$10,326,266

Following is a reconciliation of net transfers to (from) separate accounts at December 31:

	2020	2019	2018
Transfers as reported in the Statements of Income and
Changes in Surplus of the Separate Accounts Statement:
Transfers to the separate accounts[1]	$1,021,476	$1,216,392	$3,160,360
Transfers from the separate accounts	(1,620,718)	(1,366,268)	(1,106,094)
Net transfers to (from) the separate accounts	(599,242)	(149,876)	2,054,266
Reconciling adjustments:
Other	—	5	—
Assumption reinsurance	—	(70,910)	(1,337,470)
Deposit-type contracts assumption reinsurance	—	(36,854)	(840,015)
Net transfers from the separate accounts in the Summary of Operations and
Changes in Capital and Surplus – Statutory Basis of the Company	$(599,242)	$(257,635)	$(123,219)
1Includes assumption reinsurance transfers to the separate accounts of $0, $107,764, $2,177,485 in 2020, 2019 and 2018, respectively.

NOTE 21 - RECONCILING ITEMS TO ANNUAL STATEMENT

At December 31, 2020 the Company recorded charges for impairments related to a ceded reinsurer under rehabilitation. Certain reclassifications have been made to these financial statements from those filed with the Nebraska Department of Insurance and the audited financial statements as follows. There was no impact on Total Liabilities, Total Expenses or Surplus as filed.

	As Filed	Reclassification Adjustment	Audited Financial Statements
Reserves for life, accident and health policies	$10,833,511	$15,718	$10,849,229
Other liabilities	499,840	(15,718)	484,122

Change in reserves for life, accident and health policies	632,203	15,718	647,921
General insurance expenses	429,953	(15,718)	414,235

PART C

OTHER INFORMATION

Item 30.	Exhibits

Exhibit Number		Description of Exhibit
(a)	(1)

Resolution of Board of Directors of Ameritas Variable Life Insurance Company establishing Ameritas Variable Life Insurance Company Separate Account V.  Incorporated by reference to Ameritas Variable Separate Account V Form S-6 initial Registration Statement for File No. 333-15585, filed November 6, 1996, EX-99.A1.

https://www.sec.gov/Archives/edgar/data/783402/0000783402-96-000040.txt

(a)	(2)

Resolutions of Board of Directors of Ameritas Life Insurance Corp. authorizing the transfer of Ameritas Variable Life Insurance Company Separate Account V to Ameritas Life Insurance Corp.  Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 initial Registration Statement for File No. 333-142483, filed May 1, 2007, EX-99.A.

https://www.sec.gov/Archives/edgar/data/814848/000081484807000018/medley-exh1b.txt

(b)		Custody Agreements. Not Applicable
(c)	(1)

Fifth Amended and Restated Principal Underwriting Agreement. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 Post-Effective Amendment No. 1 to Registration No. 333-233977, filed February 26, 2020, EX.99.C1.

https://www.sec.gov/Archives/edgar/data/933094/000093309420000011/principalunderagreement.htm

(c)	(2)

Form of Selling Agreement. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration Statement No. 333-142494 filed on January 28, 2021, EX.(c)(2).

https://www.sec.gov/Archives/edgar/data/783402/000078340221000011/ovation_exhibitc2-286.htm

(c)	(3)

Networking Agreement. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration Statement No. 333-142494 filed on January 28, 2021, EX.(c)(3).

https://www.sec.gov/Archives/edgar/data/783402/000078340221000011/ovation_exhibitc3-286.htm

(d)	(1)

Form of Policy. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement No. 333-142494 filed on May 1, 2007, EX-99.77D.

https://www.sec.gov/Archives/edgar/data/783402/000078340207000024/ovation-exhd.txt

(d)	(2)	Form of Policy Riders and Endorsements.
(d)	(2)	(A)

Asset Protection Rider and Asset Protection Plus Rider. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration Statement No. 333-142494 filed on January 28, 2021, EX.(d)(2)(a).

https://www.sec.gov/Archives/edgar/data/783402/000078340221000011/ovation_exhibitd2a-286.htm

Exhibit Number		Description of Exhibit
(d)	(2)	(B)

Children's Protection Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(C)

Guaranteed Death Benefit Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No.1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(D)

Guaranteed Insurability Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(E)

Disability Benefit Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(F)

Waiver of Monthly Deductions on Disability Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(G)

Paid-Up Life Insurance Benefit Endorsement. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration Statement No. 333-142494 filed on January 28, 2021, EX.(d)(2)(g).

https://www.sec.gov/Archives/edgar/data/783402/000078340221000011/ovation_exhibitd2g-286.htm

(d)	(2)	(H)

Term Coverage Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(I)

Term Rider for Covered Insured. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

Exhibit Number		Description of Exhibit
(d)	(2)	(J)

Terminal Illness Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(e)

Form of Application. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(10).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/appli.txt

(f)	(1)	Amended and Restated Articles of Incorporation of Ameritas Life Insurance Corp. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 5 to Registration No. 333-182090, filed April 22, 2014, EX-99.A. https://www.sec.gov/Archives/edgar/data/814848/000081484814000012/ovmedley485b-50_ex6a.htm
(f)	(2)

Amended and Restated By-Laws of Ameritas Life Insurance Corp. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration Statement No. 333-142494 filed on January 28, 2021, EX.(f)(2).

https://www.sec.gov/Archives/edgar/data/783402/000078340221000011/ovation_exhibitf2-286.htm

(g)		Reinsurance Agreements.
(g)	(1)

Canada Life.  Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration No. 333-151913, filed February 25, 2011,  EX.99.G(1).

https://www.sec.gov/Archives/edgar/data/783402/000078340211000004/alicexcperf485a-17_exg1.txt

(g)	(2)

Swiss Re.  Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration No. 333-151913, filed February 25, 2011,  EX.99.G(2).

https://www.sec.gov/Archives/edgar/data/783402/000078340211000004/alicexcperf485a-17_exg2.txt

(g)	(3)

Munich.  Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration No. 333-151913, filed February 25, 2011, EX.99.G(3).

https://www.sec.gov/Archives/edgar/data/783402/000078340211000004/alicexcperf485a-17_exg3.txt

(g)	(4)

Generali USA.  Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 20, 2012, EX.99.G(1).

https://www.sec.gov/Archives/edgar/data/783402/000078340212000008/generali_reins.txt

(g)	(5)

RGA Reinsurance Company.  Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 20, 2012, EX.99.G(2).

https://www.sec.gov/Archives/edgar/data/783402/000078340212000008/rga-alic_reins.txt

Exhibit Number		Description of Exhibit
(h)		Participation Agreements.
(h)	(1)	AIM/Invesco. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX-99.H1. https://www.sec.gov/Archives/edgar/data/783402/000078340208000041/h-1.txt
(h)	(2)	Alger. Incorporated by reference to Ameritas Variable Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration No. 333-15585, filed January 17, 1997, EX-99.A8B. https://www.sec.gov/Archives/edgar/data/783402/0000783402-97-000001.txt
(h)	(3)

Alps.  Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 13 to Registration No. 333-142483, filed April 18, 2011, EX-99.H(2).

https://www.sec.gov/Archives/edgar/data/814848/000081484811000006/alicmedley485b-32_ex8b.txt

(h)	(4)

American Century. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX.99.H.2.

https://www.sec.gov/Archives/edgar/data/783402/000078340208000041/h-2.txt

(h)	(5)

BNY Mellon. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 4 to Registration No. 333-142483, filed July 23, 2008, EX-99.H(1).

https://www.sec.gov/Archives/edgar/data/814848/000081484808000034/medley-exh8a.txt

(h)	(6)

Calvert Variable Series and Calvert Variable Products. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 13 to Registration No. 333-142483, filed April 18, 2011, EX.99.H(1).

https://www.sec.gov/Archives/edgar/data/814848/000081484811000006/alicmedley485b-32_ex8a.txt

Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVA Form N-4 Post-Effective Amendment No. 3 to Registration No. 333-205138, filed February 24, 2017, EX 8(a)(3). https://www.sec.gov/Archives/edgar/data/1016274/000117516417000055/advisornoloadva485a_ex8-65.htm

(h)	(7)	DWS Variable Series I. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151912, filed November 12, 2008, EX.99.H.1. https://www.sec.gov/Archives/edgar/data/933094/000093309408000032/ameradv-exhh1.txt
(h)	(8)

Fidelity Variable Insurance Products Funds.  Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151912, filed November 12, 2008, EX.99.H.2.

https://www.sec.gov/Archives/edgar/data/933094/000093309408000032/advvul-exhh2.txt

(h)	(9)	Franklin Templeton. Incorporated by reference to Ameritas Variable Separate Account V Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151913, filed November 12, 2008 EX.99.H.3. https://www.sec.gov/Archives/edgar/data/783402/000078340208000065/excelperf-exhh3.txt

Exhibit Number		Description of Exhibit
(h)	(10)	Ivy Funds. Incorporated by reference to Carillon Life Account Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151914, filed November 12, 2008, EX.99.H.4. https://www.sec.gov/Archives/edgar/data/948443/000094844308000023/ucexcelperf-h4.txt
(h)	(11)

MFS Variable Insurance Trust.  Incorporated by reference to Ameritas Variable Separate Account V Form S-6 initial Registration Statement for File No. 333-15585, filed November 6, 1996, EX-99.A8C.

https://www.sec.gov/Archives/edgar/data/783402/0000783402-96-000040.txt

(h)	(12)	MFS Variable Insurance Trust II. Incorporated by reference to Carillon Account Form N-4 initial Registration Statement for No. 333-197146, filed July 1, 2014, EX-99.8(k). https://www.sec.gov/Archives/edgar/data/749330/000074933014000017/ex8k.htm
(h)	(13)	Morgan Stanley. Incorporated by reference to Ameritas Variable Separate Account V Form S-6 initial Registration Statement for File No. 333-15585, filed November 6, 1996, EX-99.A8D. https://www.sec.gov/Archives/edgar/data/783402/0000783402-96-000040.txt
(h)	(14)

Neuberger Berman. Incorporated by reference to the Form N-4 initial Registration Statement for Ameritas Variable Separate Account VA, File No. 333-91670, filed July 1, 2002, EX-99.8d.

https://www.sec.gov/Archives/edgar/data/1175163/000117516302000002/alloc2000aexh8.txt

(h)	(15)

PIMCO.  Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151912, filed November 12, 2008, EX.99.H.3.

https://www.sec.gov/Archives/edgar/data/933094/000093309408000032/advvul-exhh3.txt

(h)	(16)	T. Rowe Price. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX. 99.H.5. https://www.sec.gov/Archives/edgar/data/783402/000078340208000041/h-5.txt
(h)	(17)	Third Avenue. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX. 99.H.6. https://www.sec.gov/Archives/edgar/data/783402/000078340208000041/h-6.txt
(i)		Administrative Contracts.
(i)	(1)

Second Amended and Restated General Administrative Services Agreement. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 Post-Effective Amendment No. 1 to Registration No. 333-233977, filed February 26, 2020, EX.99.I1

https://www.sec.gov/Archives/edgar/data/933094/000093309420000011/gensvcagreement.htm

(i)	(2)	Research Services Agreement. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 4 to Registration No. 333-182090, filed August 16, 2013, EX-99.H. https://www.sec.gov/Archives/edgar/data/814848/000081484813000064/ovmedley485b-141ex8.htm

Exhibit Number		Description of Exhibit
(i)	(3)	Amendment to Research Services Agreement. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 Post-Effective Amendment No. 9 to Registration No. 333-151912, filed February 24, 2016, EX-99.i(5). https://www.sec.gov/Archives/edgar/data/933094/000093309416000036/amadvisorvul485a-46_exi5.htm
(j)

Other Material Contracts: Powers of Attorney. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration Statement No. 333-142494 filed on January 28, 2021, EX.(j).

https://www.sec.gov/Archives/edgar/data/783402/000078340221000011/ovation_exhibitj-286.htm

(k)		Legal Opinion. Exhibit k, filed herein.
(l)		Actuarial Opinion. Not applicable.
(m)		Calculation. Not applicable.
(n)		Consents of Independent Auditors and Independent Registered Public Accounting Firm. Exhibit n, filed herein.
(o)		No financial statements are omitted from Item 28.
(p)		Initial Capital Agreements. Not applicable.
(q)

Transfer and Redemption Procedures Pursuant to Rule 6e-3(T)(b)(12)(iii).  Incorporated by reference to Ameritas Variable Separate Account V Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151913, filed November 12, 2008, EX.99.Q.

https://www.sec.gov/Archives/edgar/data/783402/000078340208000065/excelperf-exhq.txt

(r)		Form of Initial Summary Prospectuses. Not applicable.

Item 31.	Directors and Officers of the Depositor

Name and Principal	Position and Offices
Business Address*	with Depositor

William W. Lester	Director, Chair, President & Chief Executive Officer
JoAnn M. Martin	Director, Vice Chair
James P. Abel	Director
John S. Dinsdale	Director
Thomas W. Knapp	Director
James R. Krieger	Director
Patricia A. McGuire	Director
Tonn M. Ostergard	Director
Kim M. Robak	Director
Paul C. Schorr, IV	Director
D. Wayne Silby	Director
Bryan E. Slone	Director
Ryan C. Beasley	Executive Vice President, Individual
Ann D. Diers	Vice President, Associate General Counsel
Laura A. Fender	Senior Vice President, Controller
Patrick D. Fleming	Senior Vice President, Distribution & National Partners, Group
Karen M. Gustin	Executive Vice President, Group
Robert M. Jurgensmeier	Executive Vice President, Independent Distribution & Investments
James M. Kais	Senior Vice President, Retirement Plans
Brent F. Korte	Senior Vice President, Chief Marketing Officer
Bruce E. Mieth	Senior Vice President, Group Operations
James Mikus	Senior Vice President, Chief Investment Officer
Christine M. Neighbors	Senior Vice President, General Counsel & Corporate Secretary
April L. Rimpley	Senior Vice President, Human Resources
Kurt J. Shallow	Senior Vice President, Agency & Advisor Distribution & AIC President
Steven J. Valerius	Senior Vice President, Individual
David A. Voelker	Senior Vice President, Transformation Office
Carrie C. Weber	Senior Vice President, Chief Compliance & Risk Officer
Linda A. Whitmire	Senior Vice President, Chief Actuary, Corporate
Richard A. Wiedenbeck	Senior Vice President, Chief Information Officer
Kelly J. Wieseler	Senior Vice President, Chief Actuary & Underwriting, Group
Susan K. Wilkinson	Executive Vice President, Chief Financial Officer & Treasurer

* Principal business address: Ameritas Life Insurance Corp., 5900 O Street, Lincoln, Nebraska 68510.

Item 32.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

Name of Corporation (state where organized)	Principal Business

Ameritas Mutual Holding Company (NE)	mutual insurance holding company

Ameritas Holding Company (NE)	stock insurance holding company

Ameritas Life Insurance Corp. (NE)	life/health insurance company
Ameritas Investment Company, LLC (NE)	securities broker dealer and investment adviser
Ameritas Advisory Services, LLC (NE)	shell company
Variable Contract Agency, LLC (NE)	insurance agency
Griffin Realty, LLC (VA)	real estate investment company
Ameritas Life Insurance Corp. of New York (NY)	life insurance company
Select Benefits Group, LLC dba Dental Select (UT)	third party administrator

Ameritas Investment Partners, Inc. (NE)	investment adviser

Subsidiaries are indicated by indentations. Ownership is 100% by the parent company.

Item 33.	Indemnification

Ameritas Life Insurance Corp.'s By-Laws provide as follows:

Section 9.01. Mandatory Indemnification. (a) Every person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful; and (b) To the extent that a director, officer, employee or agent of a Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in this section or any action, suit or proceeding by or in the right of the Corporation, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

Section 9.02. Application of Article. Any indemnification under Section 1 or otherwise (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 1. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the shareholders.

Section 9.03. Advance Payment. Expenses (including attorneys’ fees) incurred by any current or former officer, director, employee or agent in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such current or former officer, director, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section.

Section 9.04. Other Rights. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 9.05. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

Item 34.	Principal Underwriter

a)	Ameritas Investment Company, LLC ("AIC") serves as the principal underwriter for the variable life insurance contracts issued through Ameritas Variable Separate Account V, as well as Ameritas Variable Separate Account VL, Ameritas Life Insurance Corp. Separate Account LLVL, Ameritas Life of NY Separate Account VUL, and Carillon Life Account. AIC also serves as the principal underwriter for variable annuity contracts issued through Ameritas Variable Separate Account VA-2, Ameritas Variable Separate Account VA, Ameritas Life Insurance Corp. Separate Account LLVA, Ameritas Life of NY Separate Account VA, and Carillon Account.

b)	The following table sets forth certain information regarding the officers and directors of the principal underwriter, Ameritas Investment Company, LLC.

Name and Principal	Positions and Offices
Business Address	With Underwriter
Kurt J. Shallow*	Director, Chair and President
Ryan C. Beasley*	Director
Brent F. Korte*	Director
Heather J. Nagengast*	Director, Senior Vice President, Operations
Susan K. Wilkinson*	Director
Matthew J. Kinsella*	Vice President, Chief Compliance Officer
Christine M. Neighbors*	Secretary

* Principal business address: Ameritas Investment Company, LLC, 5900 O Street, Lincoln, Nebraska 68510.

(c)	Compensation From the Registrant.

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commission	Compensation on Redemption	Brokerage Commissions	Compensation
Ameritas Investment Company, LLC	$2,085,681	$0	$0	$305,981

(2)+(4)+(5) = Gross variable life compensation received by AIC.

(2) = Sales compensation received and paid out by AIC as underwriter; AIC retains 0.

(4) = Sales compensation received by AIC for retail sales.

(5) = Sales compensation received by AIC and retained as underwriting fee.

Item 35.	Location of Accounts and Records

The Books, records and other documents required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained at Ameritas Life Insurance Corp., 5900 O Street, Lincoln, Nebraska 68510.

Item 36.	Management Services

There are no additional management services contracts that are not discussed in Part A or B of the registration statement.

Item 37.	Fee Representation

Ameritas Life Insurance Corp. represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES

As required by the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Ameritas Variable Separate Account V, certifies that it meets all the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 5 to be signed on its behalf by the undersigned, duly authorized, in the City of Lincoln, County of Lancaster, State of Nebraska on this 26th day of April 2021.

AMERITAS VARIABLE SEPARATE ACCOUNT V, Registrant

By: /s/ William W. Lester**
Director, Chair, President & Chief Executive Officer
Ameritas Life Insurance Corp.

AMERITAS LIFE INSURANCE CORP., Depositor

By: /s/ William W. Lester**
Director, Chair, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 26, 2021.

SIGNATURE	TITLE

William W. Lester **	Director, Chair, President & Chief Executive Officer
JoAnn M. Martin **	Director, Vice Chair
James P. Abel *	Director
John S. Dinsdale *	Director
Thomas W. Knapp *	Director
James R. Krieger *	Director
Patricia A. McGuire *	Director
Tonn M. Ostergard *	Director
Kim M. Robak *	Director
Paul C. Schorr, IV *	Director
D. Wayne Silby *	Director
Bryan E. Slone *	Director
Ryan C. Beasley *	Executive Vice President, Individual
Susan K. Wilkinson *	Executive Vice President, Chief Financial Officer & Treasurer
Laura A. Fender ***	Senior Vice President, Controller
Christine M. Neighbors ***	Senior Vice President, General Counsel & Corporate Secretary

/s/ Ann D. Diers
Ann D. Diers	Vice President, Associate General Counsel

*	Signed by Ann D. Diers under Powers of Attorney executed effective as of December 1, 2019.
**	Signed by Ann D. Diers under Powers of Attorney executed effective as of February 14, 2020.
***	Signed by Ann D. Diers under Powers of Attorney executed effective as of January 22, 2021.

Exhibit Index

Exhibit

(k)	Legal Opinion

(n)	Consents of Independent Auditors and Independent Registered Public Accounting Firm